[LOGO] STATE STREET RESEARCH

Government Income Fund
--------------------------------------------------------------------------------
               [GRAPHIC]
               Annual Report to Shareholders
               October 31, 2001

In This Report
                                12 Month Review

                                   [GRAPHIC]

                                      plus
                                        The Fund at a Glance
                                        Fund Portfolio and Financials

   Contents

2  12 Month Review
   A look at the fund and its market
   environment over the past 12 months

4  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

6  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

We at State
Street Research
are saddened by the tragedy that struck our nation on September 11, 2001. Our sympathies and prayers go out to all who have been affected.

[Photo of Richard S. Davis]
Richard S. Davis

In the months ahead, we hope you will join us as Americans--and as investors--to demonstrate support of the free market system that has helped so many people from different backgrounds to achieve their dreams. Although our political and military strength may be tested, we believe that America is equal to the task of bringing the perpetrators to justice and revitalizing our economy.

We urge you to stay the course of your investment plan in the difficult months ahead. You can count on our continued commitment to sound investing decisions backed by the research that is as much a part of our philosophy as it is a part of our name.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman
October 31, 2001

12 Month Review      Management's Discussion of Fund Performance Part 1

                           How State Street Research
                        Government Income Fund Performed

State Street Research Government Income Fund returned 13.66% for the 12-month period ended October 31, 2001.(1) That was slightly less than both the Merrill Lynch Government Master Index, which gained 14.94%, and the Lipper General U.S. Government Funds Average, which returned 13.75% for the period.(2,3)

Reasons for the Fund's Performance

It was a good year for bonds as the Federal Reserve Board cut short-term interest rates nine times during the period, from 6.5% to 2.5%, in an effort to stimulate the U.S. economy. That resulted in gains for investments in short- and intermediate-term U.S. Treasuries and U.S. agency debentures in the portfolio. Our positions in nondollar fixed income investments also benefited from lower yields outside the U.S. and strength in the euro. As a result of falling interest rates, high-coupon mortgages that are subject to refinancing were among the fund's poorest performers.

Changes in the Portfolio

During the period, we added to both short- and intermediate-term U.S. Treasuries and U.S. agency debentures to take advantage of falling rates. We also reduced the fund's stake in pass-through mortgages in favor of commercial mortgage-backed securities, which are less likely to be refinanced.

Looking Ahead

As the economy continues to weaken and inflation remains in check, we would not be surprised to see interest rates move even lower in the period ahead. We also expect the federal government to supply additional fiscal stimulus in an effort to reverse the economic slide. Both factors would be positive for bonds.

More Management's Discussion of Fund Performance on pages 4 and 5. [_]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)

     13.66% [UP ARROW]

 "It was a good year for bonds."

[photo of Jack Kallis]
Jack Kallis
Portfolio Manager,
State Street Research
Government Income
Fund

  Merrill Lynch
Government Master
    Index(2)

     14.94% [UP ARROW]


2     State Street Research Government Income Fund

[GRAPHIC] The Fund at a Glance as of 10/31/01

State Street Research Government Income Fund is a bond fund focusing on U.S. government securities.

                         Total Net Assets: $711 million
--------------------------------------------------------------------------------
Hits & Misses

[GRAPHIC]
FNMA 7.25% 5/15/30

The price on this agency debenture appreciated more than 15% during the year on top of its 7.25% yield for a total return in excess of 22%.

[GRAPHIC]
Cash

As interest rates dropped from 6.5% to 2.5%, cash was the worst-performing sector in the portfolio. However, since it represented only 1% of assets, its impact was negligible on the fund's total return.


Asset Allocation
[GRAPHIC]
o U.S. Agency Mortgages               50%
o U.S. Treasury                       35%
o Other Mortgage                       9%
o Foreign Government                   3%
o Cash                                 3%
-----------------------------------------
Total Net Assets                     100%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 10/31/01(4)
(does not reflect sales charge)

        1 Year     5 Years     10 Years
-------------------------------------------
        13.66%      7.41%       7.43%

Merrill Lynch Government Master Index
as of 10/31/01(2)

        1 Year     5 Years     10 Years
-------------------------------------------
        14.94%      8.21%       7.94%

Fund average annual total return as of 9/30/01(4,5)
(at maximum applicable sales charge)

        1 Year     5 Years     10 Years
-------------------------------------------
         7.12%      6.39%       6.83%

Merrill Lynch Government Master Index
as of 9/30/01(2)

        1 Year     5 Years     10 Years
-------------------------------------------
        13.22%      8.14%       7.77%

See pages 4 and 5 for data on other share classes.

--------------------------------------------------------------------------------

Bond Yields

October 31, 2000 to October 31, 2001

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

              90-day           30-year         30-year
           U.S. Treasury    U.S. Treasury     Mortgage
            Securities       Securities      Securities
10/00         6.384            5.787            7.68
11/00         6.197            5.607            7.65
12/00         5.89             5.456            7.13
 1/01         4.989            5.5              7.15
 2/01         4.854            5.313            7.12
 3/01         4.281            5.443            6.91
 4/01         3.878            5.787            7.12
 5/01         3.611            5.752            7.24
 6/01         3.651            5.758            7.11
 7/01         3.519            5.52             7.03
 8/01         3.362            5.367            6.92
 9/01         2.365            5.419            6.72
10/01         2.007            4.873            6.64
--------------------------------------------------------------------------------

Ticker Symbols

State Street Research Government Income Fund
Class A: SSGIX Class B(1): SGIPX Class B: SSGBX Class C: SGIDX Class S: SGISX*

--------------------------------------------------------------------------------
(1) Does not reflect sales charge.

(2) The Merrill Lynch Government Master Index is comprised of fixed-rate U.S. Treasury and agency securities. The index is unmanaged and does not take sales charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper General U.S. Government Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(5) Performance reflects maximum 4.5% Class A front end sales charge.

*   Proposed.

[GRAPHIC]
Performance in Perspective    Management's Discussion of Fund Performance Part 2

                   Performance Figures as of October 31, 2001

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance.Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years.In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Ten Years

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 4.50% or less, with lower sales charges for larger investments (see a prospectus for details)
o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                                                Life of Fund
Cumulative Total Return       1 Year     5 Years    10 Years      (3/23/87)
(does not reflect          -----------------------------------------------------
sales charge)                 13.66%     42.97%     104.79%        197.86%

                                                                Life of Fund
Average Annual Total Return   1 Year     5 Years    10 Years      (3/23/87)
(at maximum applicable     -----------------------------------------------------
sales charge)                  8.55%      6.43%       6.94%          7.41%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                             Merrill Lynch             Merrill Lynch
             Class A    Government Master Index    Mortgage Master Index
          -----------------------------------------------------------------
'91            9550              10000                     10000
'92           10492              11034                     10873
'93           11712              12468                     11750
'94           11292              11929                     11597
'95           12994              13767                     13329
'96           13680              14462                     14241
'97           14846              15716                     15534
'98           16308              17496                     16683
'99           16171              17286                     17170
'00           17207              18669                     18469
'01           19558              21459                     20886

--------------------------------------------------------------------------------
Class B(1) Back Load

o  No initial sales charge
o  Deferred sales charge of 5% or less on shares you sell within six years
o  Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                Life of Fund
Cumulative Total Return       1 Year     5 Years    10 Years      (3/23/87)
(does not reflect          -----------------------------------------------------
sales charge)                 12.80%     37.34%      91.43%        178.42%

                                                                Life of Fund
Average Annual Total Return   1 Year     5 Years    10 Years      (3/23/87)
(at maximum applicable     -----------------------------------------------------
sales charge)                  7.80%      6.24%       6.71%         7.25%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                             Merrill Lynch             Merrill Lynch
           Class B(1)   Government Master Index    Mortgage Master Index
          -----------------------------------------------------------------
'91          10000               10000                     10000
'92          10986               11034                     10873
'93          12218               12468                     11750
'94          11683               11929                     11597
'95          13337               13767                     13329
'96          13938               14462                     14241
'97          15006               15716                     15534
'98          16367               17496                     16683
'99          16070               17286                     17170
'00          16971               18669                     18469
'01          19143               21459                     20886


4  State Street Research Government Income Fund

--------------------------------------------------------------------------------
Class B Back Load (only available through exchanges from
                  another Class B account)

o  No initial sales charge
o  Deferred sales charge of 5% or less on shares you sell within five years
o  Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                Life of Fund
Cumulative Total Return       1 Year     5 Years    10 Years      (3/23/87)
(does not reflect          -----------------------------------------------------
sales charge)                 12.75%     37.69%      91.92%        179.12

                                                                Life of Fund
Average Annual Total Return   1 Year     5 Years    10 Years      (3/23/87)
(at maximum applicable     -----------------------------------------------------
sales charge)                  7.75%      6.29%       6.74%         7.27%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                             Merrill Lynch             Merrill Lynch
             Class B    Government Master Index    Mortgage Master Index
          -----------------------------------------------------------------
'91           10000              10000                     10000
'92           10986              11034                     10873
'93           12218              12468                     11750
'94           11683              11929                     11597
'95           13337              13767                     13329
'96           13938              14462                     14241
'97           15006              15716                     15534
'98           16367              17496                     16683
'99           16108              17286                     17170
'00           17021              18669                     18469
'01           19192              21459                     20886

--------------------------------------------------------------------------------
Class C Level Load

o  No initial sales charge
o Deferred sales charge of 1%, paid if you sell shares within one year of purchase
o  Lower deferred sales charge than Class B(1) shares
o  Annual distribution/service (12b-1) fee of 1.00%
o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                                Life of Fund
Cumulative Total Return       1 Year     5 Years    10 Years      (3/23/87)
(does not reflect          -----------------------------------------------------
sales charge)                 12.74%     37.66%      92.00%        179.25%

                                                                Life of Fund
Average Annual Total Return   1 Year     5 Years    10 Years      (3/23/87)
(at maximum applicable     -----------------------------------------------------
sales charge)                 11.74%      6.60%       6.74%         7.28%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                             Merrill Lynch             Merrill Lynch
             Class C    Government Master Index    Mortgage Master Index
          -----------------------------------------------------------------
'91            10000             10000                     10000
'92            10986             11034                     10873
'93            12217             12468                     11750
'94            11682             11929                     11597
'95            13346             13767                     13329
'96            13948             14462                     14241
'97            15015             15716                     15534
'98            16376             17496                     16683
'99            16117             17286                     17170
'00            17030             18669                     18469
'01            19200             21459                     20886

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)
o  No sales charges of any kind
o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                                Life of Fund
Cumulative Total Return       1 Year     5 Years    10 Years      (3/23/87)
(does not reflect          -----------------------------------------------------
sales charge)                 13.93%     44.81%      109.06%       204.06%

                                                                Life of Fund
Average Annual Total Return   1 Year     5 Years    10 Years      (3/23/87)
(at maximum applicable     -----------------------------------------------------
sales charge)                 13.93%      7.69%       7.65%         7.90%

$10,000 Over Ten Years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                             Merrill Lynch             Merrill Lynch
             Class S    Government Master Index    Mortgage Master Index
          -----------------------------------------------------------------
'91           10000              10000                     10000
'92           10986              11034                     10873
'93           12277              12468                     11750
'94           11856              11929                     11597
'95           13678              13767                     13329
'96           14437              14462                     14241
'97           15708              15716                     15534
'98           17300              17496                     16683
'99           17197              17286                     17170
'00           18350              18669                     18469
'01           20906              21459                     20886

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

Merrill Lynch Government and Mortgage Master Indexes are commonly used measures of bond market performance. The indexes are unmanaged and do not take sales charges into consideration. It is not possible to invest directly in an index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year leading up to the report date and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 20 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


6  State Street Research Government Income Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Government Income Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Financial
Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide high current income. Under normal market conditions, the fund invests at least 65% of its total assets in U.S. government securities.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 4.50% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.


            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, the most recent business day). The fund uses the following methods for determining the values of various types of securities:

  o Fixed income securities - The fund uses a pricing service that the fund's trustees have approved.

  o Securities maturing within sixty days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

  o Interest - The fund accrues interest daily as it earns it.

The fund may use forward foreign currency exchange contracts and future contracts for hedging purposes, attempting to offset a potential loss in one position by establishing an interest in an opposite position. The fund accounts for forward contracts by recording their total principal in its accounts and then marking them to market. The fund accounts for futures contracts by recording the variation margin, which is the daily change in the value of the contract.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

  o Dividends from net investment income - The fund declares dividends daily and pays them monthly.

  o Net realized capital gains - The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

  o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

  o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities,and income and expenses. Actual results could differ from those estimates.

In November 2000, a revised AICPA Audit and Accounting Guide, Audit of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and discount on all fixed income securities. Upon initial adoption, the fund will be required to adjust the cost of its fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the fund's net asset value, but will change the classifications of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) and increase unrealized depreciation by approximately $12,898,564.


The text and notes are an integral part of the financial statements.

8  State Street Research Government Income Fund

Portfolio Holdings
--------------------------------------------------------------------------------
October 31, 2001

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller subgroups as well.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

 * Denotes a To Be Announced purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.

** A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2001.
--------------------------------------------------------------------------------

                                                                 Coupon       Maturity        Amount
Issuer                                                            Rate          Date        of Principal       Value
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities  85.2% of net assets

U.S. Treasury 35.1%

U.S. Treasury Bond**                                              13.75%       8/15/2004     $11,225,000     $14,452,188
U.S. Treasury Bond                                                11.625%     11/15/2004      44,450,000      55,382,033
U.S. Treasury Bond                                                10.75%       8/15/2005       9,500,000      11,984,820
U.S. Treasury Bond                                                10.375%     11/15/2012       9,525,000      12,760,547
U.S. Treasury Bond                                                12.00%       8/15/2013      13,300,000      19,470,003
U.S. Treasury Bond                                                11.25%       2/15/2015      10,825,000      17,800,305
U.S. Treasury Bond                                                10.625%      8/15/2015      10,925,000      17,377,523
U.S. Treasury Bond                                                 9.875%     11/15/2015       8,500,000      12,898,750
U.S. Treasury Bond                                                 9.25%       2/15/2016       8,500,000      12,364,865
U.S. Treasury Bond                                                 8.875%      2/15/2019         775,000       1,124,479
U.S. Treasury Bond                                                 8.125%      8/15/2021       8,825,000      12,214,330
U.S. Treasury Bond                                                 6.75%       8/15/2026      19,150,000      23,587,438
U.S. Treasury Bond                                                 6.25%       5/15/2030      17,150,000      20,416,560
U.S. Treasury Note                                                 5.75%       8/15/2003       6,250,000       6,618,188
U.S. Treasury Note                                                 5.875%     11/15/2004       1,275,000       1,381,577
U.S. Treasury STRIPS                                               0.00%      11/15/2001       9,375,000       9,366,000
                                                                                                            ------------
                                                                                                             249,199,606
                                                                                                            ------------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings CONTINUED
--------------------------------------------------------------------------------
October 31, 2001


                                                                 Coupon       Maturity        Amount
Issuer                                                            Rate          Date        of Principal       Value
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Agency Mortgage 50.1%

Federal Home Loan Mortgage Corp.                                   9.00%       12/01/2009    $1,982,973      $2,119,500
Federal Housing Administration Charles River Project               9.625%      12/01/2033     9,299,362       9,831,169
Federal Housing Administration Court Yard Project                 10.75%        8/01/2032     6,394,532       6,760,222
Federal Housing Administration East Bay Manor Project             10.00%        3/01/2033     6,651,491       6,973,673
Federal National Mortgage Association                              6.00%       12/15/2005     4,675,000       5,068,729
Federal National Mortgage Association                              6.625%      10/15/2007    14,450,000      16,267,521
Federal National Mortgage Association                              8.00%        4/01/2008     1,560,338       1,666,940
Federal National Mortgage Association                              8.00%        6/01/2008     2,229,706       2,365,316
Federal National Mortgage Association                              8.50%        2/01/2009     2,893,516       3,094,094
Federal National Mortgage Association                              9.00%        5/01/2009     2,629,660       2,816,181
Federal National Mortgage Association                              6.375%       6/15/2009     3,075,000       3,412,297
Federal National Mortgage Association                              7.125%       6/15/2010    33,400,000      38,832,844
Federal National Mortgage Association                              6.02%       11/25/2010     3,600,000       3,900,960
Federal National Mortgage Association                              6.50%       12/01/2014     7,610,335       7,919,487
Federal National Mortgage Association                              7.00%        3/01/2016     4,312,240       4,525,135
Federal National Mortgage Association                              9.00%        4/01/2016       652,876         699,184
Federal National Mortgage Association                              6.50%        9/01/2016     6,075,000       6,312,289
Federal National Mortgage Association*                             7.00%       11/19/2016     8,975,000       9,418,186
Federal National Mortgage Association                              6.50%        9/01/2028    10,311,581      10,624,125
Federal National Mortgage Association                              6.50%       11/01/2028    20,590,581      21,214,682
Federal National Mortgage Association                              6.50%       12/01/2028     9,350,164       9,633,567
Federal National Mortgage Association                              6.00%       12/01/2028     8,528,694       8,667,285
Federal National Mortgage Association                              6.00%        2/01/2029    11,348,813      11,533,232
Federal National Mortgage Association                              6.50%        5/01/2029     5,786,151       5,959,736
Federal National Mortgage Association                              7.50%        7/01/2029     7,662,957       8,072,389
Federal National Mortgage Association                              7.00%       12/01/2029    24,744,683      25,788,414
Federal National Mortgage Association                              7.125%       1/15/2030     7,975,000       9,628,537
Federal National Mortgage Association                              7.25%        5/15/2030     2,575,000       3,157,182
Federal National Mortgage Association                              6.50%        5/01/2031     4,899,538       5,037,313
Federal National Mortgage Association*                             6.50%       11/14/2031    22,725,000      23,364,254
Federal National Mortgage Association*                             6.00%       11/14/2031    13,075,000      13,230,331
Government National Mortgage Association                           9.50%        9/15/2009       963,030       1,063,615
Government National Mortgage Association                           9.50%       10/15/2009     1,745,280       1,928,254
Government National Mortgage Association                           9.50%       11/15/2009       807,865         890,676
Government National Mortgage Association                           9.50%       11/15/2017       133,300         147,545
Government National Mortgage Association                           9.50%        9/15/2019        51,227          56,701

The text and notes are an integral part of the financial statements.

10  State Street Research Government Income Fund


                                                                 Coupon       Maturity        Amount
Issuer                                                            Rate          Date        of Principal       Value
-----------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association                           7.00%        5/15/2027    $4,715,161      $4,933,237
Government National Mortgage Association                           7.00%        6/15/2028     3,812,746       3,980,736
Government National Mortgage Association                           7.00%       11/15/2028    17,155,242      17,943,183
Government National Mortgage Association                           6.50%       11/15/2028     8,909,174       9,209,858
Government National Mortgage Association                           7.00%        4/15/2031    10,652,673      11,118,728
Government National Mortgage Association                           7.50%        6/15/2031     9,116,393       9,580,691
U.S. Department of Veterans Affairs REMIC 1998-3C                  6.50%        6/15/2021     7,500,000       7,837,500
                                                                                                           ------------
                                                                                                            356,585,498
                                                                                                           ------------
Total U.S. Government Securities                                                                            605,785,104(1)
                                                                                                           ------------

--------------------------------------------------------------------------------
(1) The fund paid a total of $582,336,127 for these securities.
--------------------------------------------------------------------------------

Other Investments  11.9% of net assets

Trust Certificates 0.3%

Government Backed Trust Class T-3                                  9.63%       5/15/2002        403,278         407,686
Government Trust Certificates Class 2-E                            9.40%       5/15/2002      1,324,920       1,341,521
                                                                                                           ------------
                                                                                                              1,749,207
                                                                                                           ------------
Foreign Government 3.1%

Government of Canada                                               6.00%       6/01/2011      5,525,000 CAD   3,774,326
Government of New Zealand                                          8.00%      11/15/2006     13,275,000 NZD   6,027,691
Republic of Germany                                                5.25%       1/04/2011      3,450,000 EUR   3,303,872
Republic of Greece                                                 8.80%       6/19/2007      8,373,000 EUR   9,192,887
                                                                                                           ------------
                                                                                                             22,298,776
                                                                                                           ------------
Finance/Mortgage 8.5%

Bear Stearns Commercial Mortgage Securities Inc. 2000-2 Cl. A1     7.11%       9/15/2009     $2,914,382       3,173,762
Chase Commercial Mortgage Securities Corp. 1998-2 Cl. A2           6.39%      11/18/2030      4,550,000       4,820,725
DLJ Commercial Mortgage Corp. Series 1998 Cl. A1                   5.88%      11/12/2031      5,893,455       6,158,613
DLJ Commercial Mortgage Corp. Series 2000 Cl. A1                   6.93%       8/10/2009      2,857,064       3,091,311
Ensco Offshore Co.                                                 6.36%      12/01/2015      3,359,173       3,578,829
First Union Lehman Brothers Bank Series 1998-C2 Cl. A1             6.28%       6/18/2007     11,945,573      12,628,621
Goldman Sachs Mortgage Securities Corp. Series 2001 Cl. A1         6.22%       5/03/2010      1,800,000       1,901,160
LB Commercial Conduit Mortgage Trust 97-LL1-A1                     6.79%      10/12/2034      5,954,478       6,161,039
Merrill Lynch Mortgage Investments Inc. Series 1997-C2 Cl. A1      6.46%      12/10/2029      2,446,809       2,595,086
Morgan Stanley Capital Inc. 99-A1                                  5.91%       4/15/2008      1,716,954       1,802,287
Morgan Stanley Capital Inc. 98-A1                                  6.19%       1/15/2007      1,674,405       1,771,520
NationsLink Funding Corp.                                          6.48%       8/20/2030      3,875,000       4,155,938

            The text and notes are an integral part of the financial statements.

Portfolio Holdings CONTINUED
--------------------------------------------------------------------------------
October 31, 2001


                                                                 Coupon       Maturity        Amount
Issuer                                                            Rate          Date        of Principal       Value
-----------------------------------------------------------------------------------------------------------------------------------
Finance/Mortgage (cont'd)
Salomon Brothers Commercial Mortgage Trust 2001 Cl. A1             5.14%       12/18/2035    $3,289,071      $3,389,815
Salomon Brothers Commercial Mortgage Trust 2001 Cl. A2             6.23%       12/18/2035     4,850,000       5,096,671
                                                                                                           ------------
                                                                                                             60,325,377
                                                                                                           ------------
Total Other Investments                                                                                      84,373,360(2)
                                                                                                           ------------
--------------------------------------------------------------------------------
(2) The fund paid a total of $81,771,228 for these securities.
--------------------------------------------------------------------------------

Commercial Paper  8.0% of net assets

Federal Home Loan Bank                                             2.35%       11/02/2001    10,860,000      10,859,291
Federal Home Loan Mortgage Corp.                                   2.35%       11/01/2001    12,140,000      12,140,000
Federal Home Loan Mortgage Corp.                                   2.33%       11/02/2001    15,615,000      15,613,989
Federal Home Loan Mortgage Corp.                                   2.37%       11/13/2001    11,865,000      11,855,627
Federal Home Loan Mortgage Corp.                                   2.26%       11/13/2001     6,730,000       6,724,930
                                                                                                           ------------
Total Commercial Paper                                                                                       57,193,837(3)
                                                                                                           ------------

--------------------------------------------------------------------------------
(3) The fund paid a total of $57,193,837 for these securities.
--------------------------------------------------------------------------------

                                                                                 % of
                                                                               Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Total Investments                                                                105.1%                    $747,352,301(4)
Cash and Other Assets, Less Liabilities                                           (5.1%)                    (36,137,698)
                                                                                 ------                    ------------
Net Assets                                                                       100.0%                    $711,214,603
                                                                                 ======                    ============

--------------------------------------------------------------------------------
(4) The fund paid a total of $721,301,192 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

12  State Street Research Government Income Fund

Futures contracts open at October 31, 2001 are as follows:

                                                                                                            Unrealized
                                                                               Notional      Expiration    Appreciation
Type                                                                            Amount         Month       Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                                                            $7,900,000    December, 2001     $407,994
2 Year U.S. Treasury Notes                                                   $34,800,000    December, 2001     (351,936)
5 Year U.S. Treasury Notes                                                   $18,300,000    December, 2001     (267,882)
10 Year U.S. Treasury Notes                                                   $8,000,000    December, 2001     (202,997)
                                                                                                             ----------
                                                                                                              ($414,821)
                                                                                                             ----------

Forward currency exchange contracts that were outstanding at October 31, 2001:

                                                                                              Unrealized
                                                                                Contract     Appreciation      Delivery
Transaction                                                    Total Value       Price      (Depreciation)       Date
-----------------------------------------------------------------------------------------------------------------------------------
Sell Canadian dollars, buy U.S. dollars                        4,186,604 CAD   0.63367 CAD       $14,545       11/01/01
Sell Canadian dollars, buy U.S. dollars                        8,855,000 CAD   0.65134 CAD       187,880       11/09/01
Sell Canadian dollars, buy U.S. dollars                          765,000 CAD   0.63686 CAD         5,156       11/09/01
Buy Canadian dollars, sell U.S. dollars                        3,880,000 CAD   0.63365 CAD       (13,674)      11/09/01
Sell euro, buy U.S. dollars                                    4,830,000 EUR   0.87488 EUR      (117,187)      11/09/01
Sell euro, buy U.S. dollars                                      640,000 EUR   0.91700 EUR        11,432       11/09/01
Sell euro, buy U.S. dollars                                      589,000 EUR   0.91200 EUR         7,821       11/21/01
Sell euro, buy U.S. dollars                                    1,735,500 EUR   0.91208 EUR        23,184       11/21/01
Sell euro, buy U.S. dollars                                    1,170,000 EUR   0.90304 EUR         5,053       11/21/01
Sell New Zealand dollars, buy U.S. dollars                       591,458 NZD   0.41500 NZD         1,567       11/01/01
Sell New Zealand dollars, buy U.S. dollars                     1,172,000 NZD   0.43540 NZD        27,832       11/21/01
Sell New Zealand dollars, buy U.S. dollars                     5,669,000 NZD   0.43540 NZD       134,622       11/21/01
Sell New Zealand dollars, buy U.S. dollars                     2,015,000 NZD   0.43600 NZD        49,059       11/21/01
Sell New Zealand dollars, buy U.S. dollars                     5,500,000 NZD   0.40300 NZD       (46,317)      11/28/01
                                                                                                --------
                                                                                                $290,973
                                                                                                ========

Federal Income Tax Information

At October 31, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $721,301,192 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                     $31,979,064

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                      (5,927,955)
                                                                    -----------
                                                                    $26,051,109
                                                                    ===========

At October 31, 2001, the fund had a capital loss carryforward of $30,795,523 of which $14,322,510, $4,139,815, $5,115,196 and $7,218,002 expire on
October 31, 2002, 2004, 2007 and 2008, respectively.

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
October 31, 2001

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value*                                   $747,352,301(1)
Collateral for securities on loan                         178,349,895
Cash                                                          220,774
Receivable for securities sold                             13,982,557
Interest receivable                                         9,799,001
Receivable for fund shares sold                             3,934,361
Receivable for open forward contracts                         468,151
Other assets                                                   88,125
                                                         ------------
                                                          954,195,165

Liabilities

Payable for collateral received on securities loaned      178,349,895
Payable for securities purchased                           57,501,801
Payable for fund shares redeemed                            4,604,985
Dividends payable                                           1,175,200
Accrued management fee                                        345,384
Accrued transfer agent and shareholder services               331,287
Accrued distribution and service fees                         277,903
Payable for open forward contracts                            177,178
Accrued trustees' fees                                         26,486
Payable for variation margin                                   23,463
Accrued administration fee                                     14,549
Other accrued expenses                                        152,431
                                                         ------------
                                                          242,980,562
                                                         ------------

Net Assets                                               $711,214,603
                                                         ============

Net Assets consist of:
   Undistributed net investment income                     $1,913,949
   Unrealized appreciation of investments                  26,051,109
   Unrealized appreciation of forward
      contracts and foreign currency                          266,508
   Unrealized depreciation of futures contracts              (414,821)
   Accumulated net realized loss                          (30,380,702)
   Paid-in capital                                        713,778,560
                                                         ------------
                                                         $711,214,603(2)
                                                         ============

* Includes securities on loan valued at $177,571,165

--------------------------------------------------------------------------------
(1) The fund paid a total of $721,301,192 for these securities.
--------------------------------------------------------------------------------
(2)                  Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class     Net Assets     /     Number of Shares   =   NAV

A         $514,750,344         39,368,034             $13.08*
B(1)       $75,219,191          5,796,701             $12.98**
B          $82,962,562          6,370,387             $13.02**
C          $24,507,233          1,880,282             $13.03**
S          $13,775,273          1,054,719             $13.06

*  Maximum offering price per share = $13.70 ($13.08 / 0.955)
** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

14  State Street Research Government Income Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended October 31, 2001

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Interest                                                  $46,088,070(1)

Expenses

Management fee                                              3,825,596(2)
Distribution and service fees-Class A                       1,448,196(3)
Distribution and service fees-Class B(1)                      509,251(3)
Distribution and service fees-Class B                         824,149(3)
Distribution and service fees-Class C                         205,986(3)
Transfer agent and shareholder services                     1,327,025(4)
Reports to shareholders                                       298,296
Custodian fee                                                 216,336
Administration fee                                             93,853(5)
Registration fees                                              63,504
Legal fees                                                     61,395
Audit fee                                                      53,340
Trustees' fees                                                 22,609(6)
Miscellaneous                                                  69,887
                                                          -----------
                                                            9,019,423
Fees paid indirectly                                          (48,884)(7)
                                                          -----------
                                                            8,970,539
                                                          -----------
Net investment income                                      37,117,531
                                                          -----------

Realized and Unrealized Gain (Loss) on
Investments, Forward Contracts, Foreign
Currency and Futures Contracts

Net realized gain on investments                            7,113,083(8)
Net realized loss on forward contracts and
   foreign currency                                          (215,633)
Net realized gain on futures contracts                      1,218,206
                                                          -----------
   Total net realized gain                                  8,115,626
                                                          -----------
Change in unrealized appreciation
   of investments                                          37,247,509
Change in unrealized depreciation of
   forward contracts and foreign currency                     (45,080)
Change in unrealized depreciation of
   futures contracts                                         (272,391)
                                                          -----------
   Total change in unrealized appreciation                 36,930,038
                                                          -----------
Net gain on investments, forward contracts,
   foreign currency and futures contracts                  45,045,664
                                                          -----------
Net increase in net assets resulting
   from operations                                        $82,163,195
                                                          ===========

--------------------------------------------------------------------------------
(1) Includes $302,366 in income from the lending of portfolio securities. As of the report date, the fund had a total of $177,571,165 of securities out on loan and was holding a total of $178,349,895 in collateral (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio) related to those loans.
--------------------------------------------------------------------------------
(2) The management fee is 0.60% of the first $500 million of fund assets, annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion.
--------------------------------------------------------------------------------
(3) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts.The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of October 31, 2001, there were $1,732,906, $2,284,386, and $1,763,679 for Class A, Class B, and
    Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(4) Includes a total of $785,175 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs.
--------------------------------------------------------------------------------
(5) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among the State Street Research funds.
--------------------------------------------------------------------------------
(6) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(7) Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(8) To earn this, the fund sold $848,226,599 of securities. During this same period, the fund also bought $879,080,227 worth of securities. These figures don't include short-term obligations.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investments performing as well as those that resulted from shareholders buying and selling fund shares.

                                                 Years ended October 31
                                          --------------------------------------
                                                 2000                2001
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations:
Net investment income                        $37,386,257         $37,117,531
Net realized gain (loss) on
   investments, forward contracts,
   foreign currency and futures
   contracts                                  (6,338,583)          8,115,626
Change in unrealized
   appreciation of investments,
   forward contracts, foreign
   currency and futures contracts              6,093,795          36,930,038
                                          -----------------------------------
Net increase resulting
   from operations                            37,141,469          82,163,195
                                          -----------------------------------

Dividends from net investment income:
   Class A                                   (29,494,303)        (27,909,534)
   Class B(1)                                 (1,626,196)         (2,580,840)
   Class B                                    (5,243,540)         (4,234,247)
   Class C                                    (1,218,853)         (1,050,512)
   Class S                                      (983,556)           (818,381)
                                          -----------------------------------
                                             (38,566,448)        (36,593,514)
                                          -----------------------------------
Net increase (decrease) from
   fund share transactions                   (28,717,872)         39,801,220(2)
                                          -----------------------------------
Total increase (decrease) in
   net assets                                (30,142,851)         85,370,901
                                          -----------------------------------

Net Assets

Beginning of year                            655,986,553         625,843,702
                                          -----------------------------------
End of year                                 $625,843,702        $711,214,603(1)
                                          ===================================

--------------------------------------------------------------------------------
(1) Includes undistributed net investment income of $1,521,256 and $1,913,949, respectively.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

16  State Street Research Government Income Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                                                       Years ended October 31
                                                      -------------------------------------------------------------
                                                                 2000                             2001
                                                      -------------------------------------------------------------
Class A                                                  Shares        Amount             Shares         Amount
===================================================================================================================
 Shares sold                                            11,400,981    $137,514,812      40,359,149     $508,004,403*
 Issued upon reinvestment of dividends                   1,622,020      19,735,001       1,079,518       13,617,840
 Shares redeemed                                       (13,511,910)   (162,980,841)    (40,947,255)    (514,650,988)
                                                      -------------------------------------------------------------
 Net increase (decrease)                                  (488,909)    ($5,731,028)        491,412       $6,971,255
                                                      =============================================================
Class B(1)                                                 Shares        Amount           Shares          Amount
 Shares sold                                             1,297,373     $15,547,635       3,441,060      $43,095,795**
 Issued upon reinvestment of dividends                     117,440       1,407,555         169,165        2,121,636
 Shares redeemed                                          (561,145)     (6,702,853)       (665,296)      (8,326,364)***
                                                      -------------------------------------------------------------
 Net increase                                              853,668     $10,252,337       2,944,929      $36,891,067
                                                      =============================================================
Class B                                                    Shares        Amount           Shares          Amount
 Shares sold                                               372,156      $4,445,531       1,012,862      $12,767,359
 Issued upon reinvestment of dividends                     340,157       4,128,454         223,728        2,834,226
 Shares redeemed                                        (2,555,822)    (30,697,842)     (1,807,339)     (22,626,282)***
                                                      -------------------------------------------------------------
 Net decrease                                           (1,843,509)   ($22,123,857)       (570,749)     ($7,024,697)
                                                      =============================================================
Class C                                                    Shares        Amount           Shares          Amount
 Shares sold                                               679,695      $8,145,053         817,112      $10,297,340**
 Issued upon reinvestment of dividends                      92,810       1,134,466          39,929          502,130
 Shares redeemed                                        (1,288,291)    (15,471,513)       (581,444)      (7,276,957)****
                                                      -------------------------------------------------------------
 Net increase (decrease)                                  (515,786)    ($6,191,994)        275,597       $3,522,513
                                                      =============================================================
Class S                                                    Shares        Amount           Shares          Amount
 Shares sold                                               343,324      $4,121,627         302,701       $3,823,288
 Issued upon reinvestment of dividends                      64,164         772,304          49,250          619,046
 Shares redeemed                                          (812,478)     (9,817,261)       (398,824)      (5,001,252)
                                                      -------------------------------------------------------------
 Net decrease                                             (404,990)    ($4,923,330)        (46,873)       ($558,918)
                                                      =============================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $0.001 par value per share. At October 31, 2001 MetLife owned 104,726 Class S shares.

* Sales charges of $40,749 and $463,914 were collected by the distributor and MetLife on sales of these shares.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $939,254 and $2,186 for Class B(1) and Class C were paid by the distributor, not the fund.

*** Includes $45,627 and $42,990 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $625 in deferred sales charges collected by the distributor.

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                             Class A
                                                                   ===============================================================
                                                                                      Years ended October 31
                                                                   ---------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                               12.43         12.65         13.07         12.21         12.19
                                                                     -----         -----         -----         -----         -----
   Net investment income ($)                                          0.80          0.78          0.74          0.75          0.74
   Net realized and unrealized gain (loss)
   on investments, options, forward contracts,
   foreign currency and futures contracts ($)                         0.22          0.43         (0.85)         0.00          0.88
                                                                     -----         -----         -----         -----         -----
Total from investment operations ($)                                  1.02          1.21         (0.11)         0.75          1.62
                                                                     -----         -----         -----         -----         -----
   Dividends from net investment income ($)                          (0.80)        (0.79)        (0.75)        (0.77)        (0.73)
                                                                     -----         -----         -----         -----         -----
Total distributions ($)                                              (0.80)        (0.79)        (0.75)        (0.77)        (0.73)
                                                                     -----         -----         -----         -----         -----
Net asset value, end of year ($)                                     12.65         13.07         12.21         12.19         13.08
                                                                     =====         =====         =====         =====         =====
Total return (%) (b)                                                  8.52          9.85         (0.84)         6.41         13.66

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                            524,565       518,651       480,643       474,054       514,750
Expense ratio (%)                                                     1.08          1.09          1.05          1.13          1.23
Expense ratio after expense reductions (%)                            1.08          1.09          1.04          1.13          1.22
Ratio of net investment income to average net assets (%)              6.44          6.11          5.86          6.21          5.87
Portfolio turnover rate (%)                                         124.95        160.89        213.70        148.88        134.55

                                                                                                          Class B(1)
                                                                                           ========================================
                                                                                           Januuary 1, 1999
                                                                                           (commencement of
                                                                                              operations)    Years ended October 31
                                                                                             to October 31,  ----------------------
Per-Share Data                                                                                   1999(a)      2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                                                           12.97         12.14         12.11
                                                                                                 -----         -----         -----
   Net investment income ($)                                                                      0.52          0.65          0.64
   Net realized and unrealized gain (loss) on
   investments, options, forward contracts,
   foreign currency and futures contracts ($)                                                    (0.82)         0.01          0.87
                                                                                                 -----         -----         -----
Total from investment operations ($)                                                             (0.30)         0.66          1.51
                                                                                                 -----         -----         -----
   Dividends from net investment income ($)                                                      (0.53)        (0.69)        (0.64)
                                                                                                 -----         -----         -----
Total distributions ($)                                                                          (0.53)        (0.69)        (0.64)
                                                                                                 -----         -----         -----
Net asset value, end of year ($)                                                                 12.14         12.11         12.98
                                                                                                 =====         =====         =====
Total return (%) (b)                                                                             (2.31)(c)      5.60         12.80

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                                                         24,250        34,533        75,219
Expense ratio (%)                                                                                 1.80(d)       1.85          1.93
Expense ratio after expense reductions (%)                                                        1.79(d)       1.85          1.92
Ratio of net investment income to average net assets (%)                                          5.01(d)       5.44          5.12
Portfolio turnover rate (%)                                                                     213.70        148.88        134.55

The text and notes are an integral part of the financial statements.

18   State Street Research Government Income Fund


                                                                                             Class B
                                                                   ===============================================================
                                                                                      Years ended October 31
                                                                   ---------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                               12.40         12.61         13.03         12.17         12.15
                                                                     -----         -----         -----         -----         -----
   Net investment income ($)                                          0.70          0.68          0.64          0.65          0.65
   Net realized and unrealized gain (loss) on
   investments, options, forward contracts,
   foreign currency and futures contracts ($)                         0.22          0.43         (0.84)         0.02          0.86
                                                                     -----         -----         -----         -----         -----
Total from investment operations ($)                                  0.92          1.11         (0.20)         0.67          1.51
                                                                     -----         -----         -----         -----         -----
   Dividends from net investment income ($)                          (0.71)        (0.69)        (0.66)        (0.69)        (0.64)
                                                                     -----         -----         -----         -----         -----
Total distributions ($)                                              (0.71)        (0.69)        (0.66)        (0.69)        (0.64)
                                                                     -----         -----         -----         -----         -----
Net asset value, end of year ($)                                     12.61         13.03         12.17         12.15         13.02
                                                                     =====         =====         =====         =====         =====
Total return (%) (b)                                                  7.66          9.07         (1.58)         5.67         12.75

Ratios/supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                             97,253       129,976       106,902        84,327        82,963
Expense ratio (%)                                                     1.83          1.84          1.80          1.85          1.93
Expense ratio after expense reductions (%)                            1.83          1.84          1.79          1.85          1.92
Ratio of net investment income to average net assets (%)              5.68          5.33          5.12          5.49          5.20
Portfolio turnover rate (%)                                         124.95        160.89        213.70        148.88        134.55

                                                                                             Class C
                                                                   ===============================================================
                                                                                       Years ended October 31
                                                                   ---------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                               12.41         12.62         13.04         12.18         12.16
                                                                     -----         -----         -----         -----         -----
   Net investment income ($)                                          0.70          0.67          0.64          0.66          0.65
   Net realized and unrealized gain (loss) on
   investments, options, forward contracts,
   foreign currency and futures contracts ($)                         0.22          0.44         (0.84)         0.01          0.86
                                                                     -----         -----         -----         -----         -----
Total from investment operations ($)                                  0.92          1.11         (0.20)         0.67          1.51
                                                                     -----         -----         -----         -----         -----
   Dividends from net investment income ($)                          (0.71)        (0.69)        (0.66)        (0.69)        (0.64)
                                                                     -----         -----         -----         -----         -----
Total distributions ($)                                              (0.71)        (0.69)        (0.66)        (0.69)        (0.64)
                                                                     -----         -----         -----         -----         -----
Net asset value, end of year ($)                                     12.62         13.04         12.18         12.16         13.03
                                                                     =====         =====         =====         =====         =====
Total return (%) (b)                                                  7.65          9.06         (1.58)         5.66         12.74

Ratios/Supplemental data
==================================================================================================================================
Net assets at end of year ($ thousands)                             16,301        27,659        25,818        19,512        24,507
Expense ratio (%)                                                     1.83          1.84          1.80          1.85          1.93
Expense ratio after expense reductions (%)                            1.83          1.84          1.79          1.85          1.92
Ratio of net investment income to average net assets (%)              5.68          5.28          5.11          5.50          5.17
Portfolio turnover rate (%)                                         124.95        160.89        213.70        148.88        134.55

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.

            The text and notes are an integral part of the financial statements.

Financial Highlights  continued

                                                                                             Class S
                                                                   ===============================================================
                                                                                       Years ended October 31
                                                                   ---------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
==================================================================================================================================
Net asset value, beginning of year ($)                               12.42         12.64         13.06         12.20         12.18
                                                                     -----         -----         -----         -----         -----
   Net investment income ($)                                          0.80          0.81          0.75          0.78          0.78
   Net realized and unrealized gain (loss) on
   investments, options, forward contracts,
   foreign currency and futures contracts ($)                         0.25          0.43         (0.83)         0.01          0.87
                                                                     -----         -----         -----         -----         -----
Total from investment operations ($)                                  1.05          1.24         (0.08)         0.79          1.65
                                                                     -----         -----         -----         -----         -----
   Dividends from net investment income ($)                          (0.83)        (0.82)        (0.78)        (0.81)        (0.77)
                                                                     -----         -----         -----         -----         -----
Total distributions ($)                                              (0.83)        (0.82)        (0.78)        (0.81)        (0.77)
                                                                     -----         -----         -----         -----         -----
 Net asset value, end of year ($ thousands)                          12.64         13.06         12.20         12.18         13.06
                                                                     =====         =====         =====         =====         =====
 Total return (%) (b)                                                 8.80         10.13         (0.60)         6.71         13.93

Ratios/Supplemental Data
==================================================================================================================================
Net assets at end of year ($ thousands)                             32,115        31,468        18,373        13,418        13,775
Expense ratio (%)                                                     0.82          0.84          0.80          0.85          0.93
Expense ratio after expense reductions (%)                            0.82          0.84          0.79          0.85          0.92
Ratio of net investment income to average net assets (%)              6.66          6.38          5.94          6.39          6.18
Portfolio turnover rate (%)                                         124.95        160.89        213.70        148.88        134.55

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.


Report of Independent Accountants
--------------------------------------------------------------------------------
To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Government Income Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2001

The text and notes are an integral part of the financial statements.

20   State Street Research Government Income Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company
Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

Glossary

12b-1 fees - Fees paid from mutual fund assets for personal services and for the maintenance of shareholder accounts and distribution and marketing expenses. The fees are named after the SEC rule that permits them.

Average shares method - The practice of basing a fund's calculations for a given period on the average number of shares that were outstanding during that period.

Nasdaq - The stock price quotation system operated by the National Association of Securities Dealers. The Nasdaq system operates as a clearing house for transaction data about stocks that are traded "over the counter" around the U.S.

New York Stock Exchange - The largest stock exchange in the United States, and the place where many of the largest company stocks are listed. Unlike the Nasdaq system, the NYSE is a physical exchange, with all trading occurring on the exchange's trading floor on Wall Street.

Principal Amount - With bonds and certain other debt securities, the amount of the underlying principal of the security. When the security matures, the issuer is obligated to repay this amount to the holder of the security. Also called "face value" or "par value."


22   State Street Research Government Income Fund

Cover Photo: Corbis Images/PictureQuest

[LOGO] STATE STREET RESEARCH                                   -----------------
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Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
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For 24-Hour
Automated Access
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         ----------------
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www.ssrfunds.com

OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com


State Street Research
FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            2000
---------------------------
 for Excellence in Service

(1) Distribution is now limited. Contact State Street Research for more details.

(2) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Government Income Fund prospectus. When used after December 31, 2001, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

[GRAPHIC]
AGGRESSIVE

EQUITY FUNDS
------------

Global Resources Fund
Health Sciences Fund
Emerging Growth Fund
Mid-Cap Growth Fund
Concentrated International Fund
Concentrated Growth Fund
Large-Cap Growth Fund
Aurora Fund(1)
Mid-Cap Value Fund
Large-Cap Value Fund
International Equity Fund
Large-Cap Analyst Fund
Investment Trust
Legacy Fund
Strategic Growth & Income Fund


FIXED INCOME FUNDS
------------------

High Income Fund
Strategic Income Fund
Tax-Exempt Fund
Government Income Fund
Money Market Fund(2)

CONSERVATIVE



(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp1202)SSR-LD                                     GI-2849-1201

[LOGO] STATE STREET RESEARCH

International Equity Fund
--------------------------------------------------------------------------------
               [GRAPHIC]
               Annual Report to Shareholders
               October 31, 2001
In This Report
                                12 Month Review

                                   [GRAPHIC]

                                      plus
                                        The Fund at a Glance
                                        Fund Portfolio and Financials

   Contents

2  12 Month Review
   A look at the fund and its market
   environment over the past 12 months

4  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

6  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

We at State
Street Research
are saddened by the tragedy that struck our nation on September 11, 2001. Our sympathies and prayers go out to all who have been affected.

[Photo of Richard S. Davis]
Richard S. Davis

In the months ahead, we hope you will join us as Americans--and as investors--to demonstrate support of the free market system that has helped so many people from different backgrounds to achieve their dreams. Although our political and military strength may be tested, we believe that America is equal to the task of bringing the perpetrators to justice and revitalizing our economy.

We urge you to stay the course of your investment plan in the difficult months ahead. You can count on our continued commitment to sound investing decisions backed by the research that is as much a part of our philosophy as it is a part of our name.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman
October 31, 2001

[GRAPHIC]

12 Month Review  Management's Discussion of Fund Performance Part 1

                            How State Street Research
                      International Equity Fund Performed

State Street Research International Equity Fund returned -29.01% for the 12-month period ended October 31, 2001.(1) The fund underperformed the Morgan Stanley Capital International EAFE Index, which returned -24.93%.(2)

Reasons for the Fund's Performance

Although we became defensive in our overall investment strategy early in the year, there were few places that held up as economic growth began to slow around the world. Our strategy relative to Japan, one of the largest weightings in the fund, delivered mixed results. We increased our investments in Japan during the first half of the period because we believed that Japanese stocks were attractively priced and that the market had underestimated the potential for improvements in the economy. However, our added exposure detracted from performance as the year wore on and we reduced our position. We have hedged approximately 75% of our Japanese position against the possibility that a weaker yen could further detract from performance.

Our stock selection in communications and consumer durables helped the fund early in the period. However, these same sectors gave back some or all of their gains by the end of the fund's fiscal year. Stock selection in energy services, where we added investments in the first half of the period, also hurt performance as earnings failed to live up to our expectations.

Looking Ahead

Because we expect volatile markets overseas for the period ahead, we will remain defensive. However, we will continue to look for opportunities in sectors that have been beaten down in recent months, namely in telecommunications and related technology.

More Management's Discussion of Fund Performance on pages 4 and 5. [_]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)

      -29.01% [DOWN ARROW]

"We continue to be defensive in our stock and sector selection in the face of volatility."


Morgan Stanley
Capital International
EAFE Index(2)

      -24.93% [DOWN ARROW]


2  State Street Research International Equity Fund

[GRAPHIC] The Fund at a Glance as of 10/31/01

State Street Research International Equity Fund invests in the stocks of foreign companies

                          Total Net Assets: $67 million
--------------------------------------------------------------------------------
Hits & Misses

[GRAPHIC]
Coloplast Group

This Danish medical devices company, which specializes in equipment for colonoscopies, performed strongly as it exceeded its expected earnings for 2001. With prospects for even higher earnings in 2002, Coloplast remains the fund's largest position.

[GRAPHIC]
Rolls Royce

Better known among consumers for its autos, Rolls Royce is also a major manufacturer of aircraft engines. As orders for large civilian aircraft declined after September 11, the British company's prospects dimmed. We sold the stock.

Top 10 Holdings

         Issuer/Security                % of fund assets

 1       Coloplast Group                            4.9%
 2       Nokia                                      4.5%
 3       Stora Enso                                 3.9%
 4       Ryohin Keikaku                             3.5%
 5       Vodafone Group                             3.3%
 6       BP Amoco                                   3.3%
 7       Nestle                                     3.2%
 8       BG Group                                   3.1%
 9       Domtar                                     3.1%
10       Saipem                                     2.9%

         Total                                     35.7%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 10/31/01(3, 5)
(does not reflect sales charge)
                                      Life of Fund
    1 Year      3 Years     5 Years     (1/22/92)
--------------------------------------------------
    -29.01%      0.87%       2.79%        5.04%

MSCI EAFE Index as of 10/31/01(2)
                                      Life of Fund
    1 Year      3 Years     5 Years     (1/22/92)
--------------------------------------------------
    -24.93%     -3.56%       0.57%        5.79%

Fund average annual total return as of 9/30/01(3, 4, 5)
(at maximum applicable sales charge)

                                      Life of Fund
    1 Year      3 Years     5 Years     (1/22/92)
--------------------------------------------------
    -40.86%     -0.35%       0.23%        3.93%

MSCI EAFE Index as of 9/30/01(2)

                                      Life of Fund
    1 Year      3 Years     5 Years     (1/22/92)
--------------------------------------------------
    -28.53%     -1.16%      -0.14%        3.48%

See pages 4 and 5 for data on other share classes.


--------------------------------------------------------------------------------
5 Largest Country Positions
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

October 31, 2000

Japan                   14.6%
France                  13.4%
Netherlands             12.9%
Hong Kong                9.0%
United Kingdom           9.0%

October 31, 2001

United Kingdom          21.1%
Japan                   17.9%
Finland                  8.4%
France                   7.0%
Netherlands              6.2%

--------------------------------------------------------------------------------
Ticker Symbols
State Street Research International Equity Fund
Class A: SSIEX Class B(1): SSNPX* Class B: SSNBX Class C: SSNDX Class S: SSNCX
--------------------------------------------------------------------------------

(1) Does not reflect sales charge.

(2) The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) is comprised of stocks from Europe, Australasia and the Far East. The index is unmanaged and does not take sales charges into consideration. It is not possible to invest directly in the index.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(4) Performance reflects a maximum 5.75% Class A share front-end sales charge.

(5) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization performance would have been lower.

(*) Proposed.

[GRAPHIC]
Performance in Perspective  Management's Discussion of Fund Performance Part 2

                   Performance Figures as of October 31, 2001

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance.Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)
o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                                                Life of Fund
Cumulative Total Return       1 Year     3 Years     5 Years      (1/22/92)
(does not reflect          -------------------------------------------------
sales charge)                 -29.01%     2.62%      14.75%        61.73%

                                                                Life of Fund
Average Annual Total Return   1 Year     3 Years     5 Years      (1/22/92)
(at maximum applicable     -------------------------------------------------
sales charge)                 -33.09%    -1.11%       1.58%         4.40%

$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                                MSCI EAFE
                  Class A          MSCI EAFE Index              GDP Index
               --------------------------------------------------------------
'91                 9425                10000                     10000
'92                 8279                 9047                      8790
'93                12267                12323                     12083
'94                15014                13595                     13302
'95                13456                13663                     13253
'96                13283                15124                     14641
'97                13572                16391                     15319
'98                14854                19177                     16797
'99                18868                24190                     20665
'00                21471                23610                     20066
'01                15243                17504                     15063
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load

o  No initial sales charge
o  Deferred sales charge of 5% or less on shares you sell within six years
o  Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                Life of Fund
Cumulative Total Return       1 Year     3 Years     5 Years      (1/22/92)
(does not reflect          -------------------------------------------------
sales charge)                 -29.59%     0.39%      10.50%        52.74%

                                                                Life of Fund
Average Annual Total Return   1 Year     3 Years     5 Years      (1/22/92)
(at maximum applicable     -------------------------------------------------
sales charge)                 -32.89%    -0.78%       1.65%         4.42%

$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                                MSCI EAFE
                Class B(1)         MSCI EAFE Index              GDP Index
               --------------------------------------------------------------
'91                10000                10000                     10000
'92                 8784                 9047                      8790
'93                13015                12323                     12083
'94                15858                13595                     13302
'95                14098                13663                     13253
'96                13823                15124                     14641
'97                14007                16391                     15319
'98                15215                19177                     16797
'99                19216                24190                     20665
'00                21692                23610                     20066
'01                15274                17504                     15063
--------------------------------------------------------------------------------


4  State Street Research International Equity Fund

--------------------------------------------------------------------------------
Class B Back Load (only available through exchanges from
                  another Class B account)

o  No initial sales charge
o  Deferred sales charge of 5% or less on shares you sell within five years
o  Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                Life of Fund
Cumulative Total Return       1 Year     3 Years     5 Years      (1/22/92)
(does not reflect          -------------------------------------------------
sales charge)                 -29.64%     0.39%      10.50%        52.74%

                                                                Life of Fund
Average Annual Total Return   1 Year     3 Years     5 Years      (1/22/92)
(at maximum applicable     -------------------------------------------------
sales charge)                 -32.94%    -0.78%       1.65%         4.42%


$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                                MSCI EAFE
                  Class B          MSCI EAFE Index              GDP Index
               --------------------------------------------------------------
'91                10000                10000                     10000
'92                 8784                 9047                      8790
'93                13015                12323                     12083
'94                15858                13595                     13302
'95                14098                13663                     13253
'96                13823                15124                     14641
'97                14007                16391                     15319
'98                15215                19177                     16797
'99                19216                24190                     20665
'00                21708                23610                     20066
'01                15274                17504                     15063
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load

o  No initial sales charge
o Deferred sales charge of 1%, paid if you sell shares within one year of purchase
o  Lower deferred sales charge than Class B(1) shares
o  Annual distribution/service (12b-1) fee of 1.00%
o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                                Life of Fund
Cumulative Total Return       1 Year     3 Years     5 Years      (1/22/92)
(does not reflect          -------------------------------------------------
sales charge)                 -29.49%     0.56%      10.80%        52.99%

                                                                Life of Fund
Average Annual Total Return   1 Year     3 Years     5 Years      (1/22/92)
(at maximum applicable     -------------------------------------------------
sales charge)                 -30.15%     0.19%       2.07%         4.44%

$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                                MSCI EAFE
                  Class C          MSCI EAFE Index              GDP Index
               --------------------------------------------------------------
'91                10000                10000                     10000
'92                 8784                 9047                      8790
'93                13015                12323                     12083
'94                15858                13595                     13302
'95                14098                13663                     13253
'96                13808                15124                     14641
'97                14007                16391                     15319
'98                15215                19177                     16797
'99                19197                24190                     20665
'00                21699                23610                     20066
'01                15299                17504                     15063
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)
o  No sales charges of any kind
o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                                Life of Fund
Cumulative Total Return       1 Year     3 Years     5 Years      (1/22/92)
(does not reflect          -------------------------------------------------
sales charge)                 -28.92%     3.45%      16.25%        65.05%

                                                                Life of Fund
Average Annual Total Return   1 Year     3 Years     5 Years      (1/22/92)
(at maximum applicable     -------------------------------------------------
sales charge)                 -28.92%     1.14%       3.06%         5.26%

$10,000 Over Life of Fund

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]
                                                                MSCI EAFE
                  Class S          MSCI EAFE Index              GDP Index
               --------------------------------------------------------------

'91                10000                10000                     10000
'92                 8784                 9047                      8790
'93                13015                12323                     12083
'94                15974                13595                     13302
'95                14351                13663                     13253
'96                14198                15124                     14641
'97                14534                16391                     15319
'98                15955                19177                     16797
'99                20340                24190                     20665
'00                23220                23610                     20066
'01                16505                17504                     15063
--------------------------------------------------------------------------------

A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The MSCI EAFE Index is a market capitalization weighted index. The MSCI EAFE GDP Index is based on a country's gross domestic product (GDP) weight. The indexes are comprised of stocks from Europe, Australasia and the Far East. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly into an index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate and you may have a gain or loss when you sell your shares.

Performance results for the fund are increased by the voluntary reduction of fund fees and expenses, without subsidization performance would have been lower.

Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year leading up to the report date and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


6  State Street Research International Equity Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research International Equity Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Financial Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

   o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

   o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

   o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

   o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital by investing primarily in common stocks and equity-related securities of non-U.S. companies.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

   o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

   o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

   o Securities maturing within sixty days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

   o Other securities - The fund prices these securities at fair value under procedures established and supervised by the trustees.

   o Foreign securities - If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

   o  Interest - The fund accrues interest daily as it earns it.

   o  Cash dividends - The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used accounting principles generally accepted in the United States. The fund distributes its earnings on the following schedule:

   o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any.

   o  Net realized capital gains - The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

   o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

   o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.


The text and notes are an integral part of the financial statements.

8  State Street Research International Equity Fund

Portfolio Holdings
--------------------------------------------------------------------------------
October 31, 2001

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by country of incorporation.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*  Denotes a security which has not paid a dividend during the last year.

o Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

     Issuer                                            Shares         Value
     ---------------------------------------------------------------------------

     Common Stocks  92.9% of net assets

     Bermuda 1.4%
     Golar Inc. Ltd.*                                  200,000      $943,852
                                                                  ----------

     Canada 3.1%
(9)  Domtar Inc.                                       268,200     2,070,488
                                                                  ----------

     Denmark 4.9%
(1)  Coloplast Group Ltd.                               44,800     3,273,667
                                                                  ----------

     Finland 8.4%
(2)  Nokia AB Oy                                       145,500     3,040,108
(3)  Stora Enso Oyj                                    217,300     2,607,543
                                                                  ----------
                                                                   5,647,651
                                                                  ----------

     France 7.0%
     Alcatel Alsthom SA                                125,675     1,895,653
     Technip Group                                      15,300     1,728,454
     Total Fina SA Cl. B                                 7,393     1,037,342
                                                                  ----------
                                                                   4,661,449
                                                                  ----------

     Germany 2.1%
     Veba AG                                            27,200     1,416,525
                                                                  ----------

     Hong Kong 0.9%
     CNOOC Ltd.                                        604,500       592,875
                                                                  ----------

     Ireland 1.7%
     Smurfit Jefferson Group PLC                       588,900     1,165,784
                                                                  ----------

     Italy 3.9%
     Autostrade SpA                                    104,500       656,068
(10) Saipem SpA                                        396,000     1,955,439
                                                                  ----------
                                                                   2,611,507
                                                                  ----------

     Japan 17.9%
     Coca-Cola West Japan Co. Ltd.                      35,500       744,502
     Denso Corp.                                        93,600     1,344,290
     Familymart Co. Ltd.                                39,700       813,146
     Furukawa Electric Co. Ltd.                         90,000       518,503
     Honda Motor Co. Ltd.                               47,000     1,683,708
     Kissei Pharmacy Co. Ltd.                           34,000       509,952
     Kyocera Corp.                                       8,400       570,990
     NGK Spark Plug Co.                                 76,000       563,124
     Rohm Co.                                            4,800       510,376
(4)  Ryohin Keikaku Co. Ltd.                            98,300     2,342,291
     Shionogi & Co. Ltd.                                54,000       965,033
     TDK Corp.                                          15,200       674,756
     World Co. Ltd.                                     22,800       762,822
                                                                  ----------
                                                                  12,003,493
                                                                  ----------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings CONTINUED
--------------------------------------------------------------------------------
October 31, 2001

     Issuer                                            Shares         Value
     ---------------------------------------------------------------------------

     Korea 0.3%
     Samsung Electronics Ltd. G                          1,339      $179,951
                                                                  ----------

     Netherlands 6.2%
     Fortis NV                                          79,500     1,880,614
     IHC Caland NV                                      31,100     1,551,097
     Philips Electronics NV *                           31,823       722,449
                                                                  ----------
                                                                   4,154,160
                                                                  ----------

     Norway 1.2%
     Norsk Hydro ASA                                    22,000       838,006
                                                                  ----------

     Spain 2.9%
     Gas Natural SDG SA                                 40,600       728,527
     Repsol SA                                          86,000     1,245,378
                                                                  ----------
                                                                   1,973,905
                                                                  ----------

     Sweden 3.7%
     Autoliv Inc.                                       56,900       898,822
     Skand Enskilda Banken AB                          209,900     1,603,732
                                                                  ----------
                                                                   2,502,554
                                                                  ----------

     Switzerland 6.2%
(7)  Nestle SA                                          10,400     2,155,935
     Swatch Group AG *                                  18,900       313,786
     Swiss Reinsurance Co.                               2,480       254,779
     Swisscom AG                                         5,100     1,414,328
                                                                  ----------
                                                                   4,138,828
                                                                  ----------

     United Kingdom 21.1%
     Associated British Foods PLC                      109,700       729,875
     Berkeley Group PLC                                 69,000       520,487
(8)  BG Group PLC                                      556,900     2,105,446
(6)  BP Amoco PLC                                      274,100     2,209,928
     British Sky Broadcast PLC *                        71,700       802,022
     Compass Group PLC                                  92,500       673,890
     Marks & Spencer PLC                               357,200     1,489,256
     Morrison Supermarkets PLC                         250,500       735,081
     Persimmon PLC                                     149,500       664,567
     United Business Media PLC                         207,300     1,319,015
(5)  Vodafone Group PLC                                 96,400     2,228,768
     WPP Group PLC                                      71,300       644,770
                                                                  ----------
                                                                  14,123,105
                                                                  ----------

     Total Common Stocks                                          62,297,800(2)
                                                                  ----------

--------------------------------------------------------------------------------
(2) The fund paid a total of $61,847,208 for these securities.
--------------------------------------------------------------------------------

     Issuer                                            Shares         Value
     ---------------------------------------------------------------------------

     Equity-Related Securities
     0.8% of net assets

     Samsung Electronics Ltd. Pfd.                       9,500      $542,332
                                                                  ----------

     Total Equity-Related Securities                                 542,332(3)
                                                                  ----------

--------------------------------------------------------------------------------
(3) The fund paid a total of $125,965 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

10  State Street Research International Equity Fund

                                                      % of
                                                    Net Assets         Value
     ---------------------------------------------------------------------------
     Summary of Portfolio Assets

     Total Investments                                    93.7%   $62,840,132(4)
     Other Assets, Less Liabilities                        6.3%     4,196,088
                                                         -----   ------------
     Net Assets                                          100.0%   $67,036,220
                                                         =====   ============

--------------------------------------------------------------------------------
(4) The fund paid a total of $61,973,173 for these securities.
--------------------------------------------------------------------------------

Forward currency exchange contracts that were outstanding at October 31, 2001:

                                                                                                     Unrealized
                                                                                Contract            Appreciation           Delivery
Transaction                                            Total Value                Price            (Depreciation)            Date
------------------------------------------------------------------------------------------------------------------------------------
Sell Japanese yen, buy U.S. dollars                  635,852,866 JYP            0.00839 JYP            $127,839             12/28/01
Sell Japanese yen, buy U.S. dollars                  354,908,977 JYP            0.00808 JYP             (40,721)            12/28/01
Sell Japanese yen, buy U.S. dollars                1,727,071,687 JYP            0.00817 JYP             (31,752)            12/28/01
Buy Japanese yen, sell U.S. dollars                  584,188,400 JYP            0.00828 JYP              (5,309)            12/28/01
Buy Japanese yen, sell U.S. dollars                1,066,822,565 JYP            0.00828 JYP             (92,229)            12/28/01
                                                                                                       --------
                                                                                                       ($42,172)
                                                                                                       ========

Federal Income Tax Information

At October 31, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $62,432,504 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost                   $4,928,000

Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value                   (4,520,372)
                                                                     ----------
                                                                       $407,628
                                                                     ==========

At October 31, 2001, the fund had a capital loss carryforward of $2,624,608 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on October 31, 2009.

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
October 31, 2001

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for share class as of the report date.

Assets

Investments                                                     $62,840,132(1)
Receivable for fund shares sold                                   4,867,189
Receivable for securities sold                                    1,872,941
Dividends and interest receivable                                   138,850
Receivable for open forward contracts                               127,839
Foreign tax receivable                                               58,770
Receivable from Distributor                                          37,113
                                                               ------------
                                                                 69,942,834

Liabilities

Payable to custodian                                              1,606,739(2)
Payable for fund shares redeemed                                    841,730
Payable for open forward contracts                                  170,011
Accrued transfer agent and shareholder services                     106,999
Accrued management fee                                               47,223
Accrued distribution and service fees                                30,869
Accrued trustees' fees                                               18,629
Accrued administration fee                                            8,395
Other accrued expenses                                               76,019
                                                               ------------
                                                                  2,906,614
                                                               ------------

Net Assets                                                      $67,036,220
                                                               ============

Net Assets consist of:
   Undistributed net investment income                              $17,330
   Unrealized appreciation of investments                           866,959
   Unrealized depreciation of foreign currency
      and forward contracts                                         (44,857)
   Accumulated net realized loss                                 (3,072,987)
   Paid-in capital                                               69,269,775
                                                               ------------
                                                                $67,036,220(3)
                                                               ============

--------------------------------------------------------------------------------
(1) The fund paid a total of $61,973,173 for these securities.
--------------------------------------------------------------------------------
(2) As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restriction to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At October 31, 2001, the payable to the custodian bank represents the amount due for cash advance for the settlement of a security purchased.
--------------------------------------------------------------------------------
(3)               Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

  Class        Net Assets    /    Number of Shares     =    NAV
   A          $33,188,541            3,502,272             $9.48*
   B(1)        $7,109,583              791,700             $8.98**
   B          $13,106,232            1,458,832             $8.98**
   C           $2,138,703              237,175             $9.02**
   S          $11,493,161            1,188,383             $9.67

*    Maximum offering price per share = $10.06 ($9.48 / 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

12 State Street Research International Equity Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended October 31, 2001

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                $  1,094,370(1)
Interest                                                              6,638
                                                               ------------
                                                                  1,101,008

Expenses

Management fee                                                      768,722(2)
Transfer agent and shareholder services                             409,986(3)
Custodian fee                                                       207,027
Administration fee                                                   87,699
Reports to shareholders                                              60,999(4)
Registration fees                                                    50,985
Audit fee                                                            32,549
Distribution and service fees - Class A                             113,550(5)
Distribution and service fees - Class B(1)                           80,001(5)
Distribution and service fees - Class B                             175,979(5)
Distribution and service fees - Class C                              31,973(5)
Trustees' fees                                                       10,232(6)
Miscellaneous                                                         5,258
                                                               ------------
                                                                  2,034,960
Expenses borne by the Distributor                                  (268,882)(7)
Fees paid indirectly                                                (29,426)(8)
                                                               ------------
                                                                  1,736,652
                                                               ------------
Net investment loss                                                (635,644)
                                                               ------------

Realized and Unrealized Gain (Loss)
on Investments, Foreign Currency
and Forward Contracts

Net realized loss on investments                                 (3,067,987)(9)
Net realized gain on foreign currency
   and forward contracts                                            233,164
                                                               ------------
Total net realized loss                                          (2,834,823)
                                                               ------------
Change in unrealized depreciation
   of investments                                               (18,000,223)
Change in unrealized depreciation
   of foreign currency and forward contracts                        (37,134)
                                                               ------------
Total change in unrealized depreciation                         (18,037,357)
                                                               ------------
Net loss on investments, foreign currency
   and forward contracts                                        (20,872,180)
                                                               ------------
Net decrease in net assets resulting
   from operations                                             ($21,507,824)
                                                               ============

--------------------------------------------------------------------------------
(1)  The fund paid foreign taxes of $126,389.
--------------------------------------------------------------------------------
(2)  The management fee is 0.95% of fund net assets, annually.
--------------------------------------------------------------------------------
(3) Includes a total of $190,847 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs.
--------------------------------------------------------------------------------
(4) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among the State Street Research funds.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts.The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of October 31, 2001, there were $755,957, $988,383, and $1,027,274 for Class A, Class B,
     and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(6) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(7) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily.
--------------------------------------------------------------------------------
(8)  Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(9) The fund sold $153,985,739 of securities. During this same period, the fund also bought $150,525,375 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                 Years ended October 31
                                          --------------------------------------
                                                 2000                2001
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations:
Net investment loss                          ($510,390)            ($635,644)
Net realized gain (loss) on
   investments, foreign currency
   and forward contracts                     3,987,918            (2,834,823)
Change in unrealized appreciation
   (depreciation) of investments,
   foreign currency and
   forward contracts                         2,501,757           (18,037,357)
                                          -----------------------------------
Net increase (decrease) resulting
   from operations                           5,979,285           (21,507,824)
                                          -----------------------------------

Distributions from capital gains:
   Class A                                    (765,082)           (1,962,763)
   Class B(1)                                 (104,090)             (491,144)
   Class B                                    (723,766)           (1,265,907)
   Class C                                     (65,500)             (176,531)
   Class S                                    (494,397)             (920,438)
                                          -----------------------------------
                                            (2,152,835)           (4,816,783)(1)
                                          -----------------------------------
Net increase (decrease) from
   fund share transactions                  30,165,993            (1,530,667)(2)
                                          -----------------------------------
Total increase (decrease) in
   net assets                               33,992,443           (27,855,274)

Net Assets

Beginning of year                           60,899,051            94,891,494
                                          -----------------------------------
End of year                                $94,891,494           $67,036,220
                                          ===================================

--------------------------------------------------------------------------------
(1) The fund has designated as long-term $4,773,889 of this amount.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

14 State Street Research International Equity Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                                                       Years ended October 31
                                                      -------------------------------------------------------------
                                                                 2000                             2001
                                                      -------------------------------------------------------------
Class A                                                  Shares        Amount             Shares         Amount
===================================================================================================================
Shares sold                                             5,046,226      $77,921,379      60,601,130     $684,802,632*
Issued upon reinvestment of
  distributions from capital gains                         49,646          736,846         151,185        1,895,514
Shares redeemed                                        (3,751,701)     (58,370,939)    (60,357,606)    (688,289,132)
                                                      -------------------------------------------------------------
Net increase (decrease)                                 1,344,171      $20,287,286         394,709      ($1,590,986)
                                                      =============================================================

Class B(1)                                                 Shares           Amount          Shares           Amount
===================================================================================================================
Shares sold                                               444,100       $6,814,862         292,451       $3,349,489**
Issued upon reinvestment of
  distributions from capital gains                          7,248          104,090          40,597          488,388
Shares redeemed                                           (66,721)      (1,075,103)       (121,905)      (1,312,128)***
                                                      -------------------------------------------------------------
Net increase                                              384,627       $5,843,849         211,143       $2,525,749
                                                      =============================================================

Class B                                                    Shares           Amount          Shares           Amount
===================================================================================================================
Shares sold                                               385,412       $5,907,787          47,476         $559,905
Issued upon reinvestment of
  distributions from capital gains                         47,643          682,088         100,289        1,206,471
Shares redeemed                                          (387,004)      (5,670,356)       (334,775)      (3,793,875)***
                                                      -------------------------------------------------------------
Net increase (decrease)                                    46,051         $919,519        (187,010)     ($2,027,499)
                                                      =============================================================

Class C                                                    Shares           Amount          Shares           Amount
===================================================================================================================
Shares sold                                             1,261,536      $18,828,899       3,684,757       $39,978,396**
Issued upon reinvestment of
  distributions from capital gains                          3,986           57,113          13,135          158,414
Shares redeemed                                        (1,195,228)     (17,903,029)     (3,719,000)     (40,628,981)****
                                                      -------------------------------------------------------------
Net increase (decrease)                                    70,294         $982,983         (21,108)       ($492,171)
                                                      =============================================================

Class S                                                    Shares           Amount          Shares           Amount
===================================================================================================================
Shares sold                                               787,426      $12,414,829         480,251       $4,991,281
Issued upon reinvestment of
  distributions from capital gains                         32,335          486,654          70,459          904,699
Shares redeemed                                          (682,220)     (10,769,127)       (543,177)      (5,841,740)
                                                      -------------------------------------------------------------
Net increase                                              137,541       $2,132,356           7,533          $54,240
                                                      =============================================================

     The trustees have the authority to issue an unlimited number of fund shares, with a $0.001 par value per share. At October 31, 2001 MetLife owned 51,711 Class B(1) shares of the fund.

* Sales charges of $125,206 and $50,856 were collected by the distributor and MetLife.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $96,907 and $86 for Class B(1) and Class C were paid by the distributor, not the fund.

*** Includes $9,262 and $7,100 in deferred sales charges collected by the distributor for Class B(1) and Class B.

**** Includes $53 in deferred sales charges collected by the distributor.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                             Class A
                                                                   ================================================================
                                                                                      Years ended October 31
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                                9.22          9.42          10.31         12.85         14.19
                                                                      ----          ----          -----         -----         -----
  Net investment loss ($)*                                           (0.02)        (0.01)         (0.06)        (0.06)        (0.06)
  Net realized and unrealized gain (loss) on
  investments, foreign currency and forward
    contracts ($)                                                     0.22          0.90           2.81          1.85         (3.86)
                                                                      ----          ----          -----         -----         -----
Total from investment operations ($)                                  0.20          0.89           2.75          1.79         (3.92)
                                                                      ----          ----          -----         -----         -----
  Dividend from net investment income ($)                               --            --          (0.21)           --            --
  Distributions from capital gains ($)                                  --            --             --         (0.45)        (0.79)
                                                                      ----          ----          -----         -----         -----
Total distributions ($)                                                 --            --          (0.21)        (0.45)        (0.79)
                                                                      ----          ----          -----         -----         -----
Net asset value, end of year ($)                                      9.42         10.31          12.85         14.19          9.48
                                                                      ====         =====          =====         =====         =====
Total return (%)(b)                                                   2.17          9.45          27.02         13.80        (29.01)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                             16,346        15,104         22,667        44,084        33,189
Expense ratio (%)*                                                    1.90          1.90           1.92          1.93          1.99
Expense ratio after expense reductions (%)*                           1.90          1.90           1.90          1.93          1.95
Ratio of net investment loss to average
  net assets (%)*                                                    (0.18)        (0.20)         (0.54)        (0.35)        (0.56)
Portfolio turnover rate (%)                                         174.69        116.28          78.04         77.61        199.08
*Reflects voluntary reduction of expenses
  of these amounts (%)                                                0.48          0.75           0.42          0.24          0.33

                                                                                                   Class B(1)
                                                                             ======================================================
                                                                                    January 1, 1999          Years ended October 31
                                                                             (commencement of share class)   ----------------------
Per-Share Data                                                                    to October 31, 1999(a)     2000(a)         2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                                                   10.63               12.42          13.59
                                                                                         -----               -----          -----
  Net investment loss ($)*                                                               (0.11)              (0.16)         (0.14)
  Net realized and unrealized gain (loss) on
  investments, foreign currency and forward contracts ($)                                 1.90                1.78          (3.68)
                                                                                         -----               -----          -----
Total from investment operations ($)                                                      1.79                1.62          (3.82)
                                                                                         -----               -----          -----
  Distributions from capital gains ($)                                                      --               (0.45)         (0.79)
                                                                                         -----               -----          -----
Total distributions ($)                                                                     --               (0.45)         (0.79)
                                                                                         -----               -----          -----
Net asset value, end of year ($)                                                         12.42               13.59           8.98
                                                                                         =====               =====          =====
Total return (%)(b)                                                                      16.84(c)            12.89         (29.59)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                                                  2,433               7,887          7,110
Expense ratio (%)*                                                                        2.67(d)             2.65           2.69
Expense ratio after expense reductions (%)*                                               2.65(d)             2.65           2.65
Ratio of net investment loss to average net assets (%)*                                  (1.29)(d)           (1.02)         (1.25)
Portfolio turnover rate (%)                                                              78.04               77.61         199.08
* Reflects voluntary reduction of expenses of these amounts (%)                           0.42(d)             0.24           0.33

The text and notes are an integral part of the financial statements.

16 State Street Research International Equity Fund

                                                                                             Class B
                                                                   ================================================================
                                                                                      Years ended October 31
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                                9.04          9.16           9.95         12.42         13.59
                                                                      ----          ----           ----         -----         -----
  Net investment loss ($)*                                           (0.09)        (0.05)         (0.14)        (0.17)        (0.15)
  Net realized and unrealized gain (loss) on
  investments, foreign currency and forward contracts ($)             0.21          0.84           2.73          1.79         (3.67)
                                                                      ----          ----           ----         -----         -----
Total from investment operations ($)                                  0.12          0.79           2.59          1.62         (3.82)
                                                                      ----          ----           ----         -----         -----
  Dividend from net investment income ($)                               --            --          (0.12)           --            --
  Distributions from capital gains ($)                                  --            --             --         (0.45)        (0.79)
                                                                      ----          ----           ----         -----         -----
Total distributions ($)                                                 --            --          (0.12)        (0.45)        (0.79)
                                                                      ----          ----           ----         -----         -----
Net asset value, end of year ($)                                      9.16          9.95          12.42         13.59          8.98
                                                                      ====          ====          =====         =====         =====
Total return (%)(b)                                                   1.33          8.62          26.30         12.97        (29.64)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                             21,914        21,117         19,865        22,366        13,106
Expense ratio (%)*                                                    2.65          2.65           2.67          2.65          2.69
Expense ratio after expense reductions (%)*                           2.65          2.65           2.65          2.65          2.65
Ratio of net investment loss to average net assets (%)*              (0.94)        (0.88)         (1.28)        (1.09)        (1.36)
Portfolio turnover rate (%)                                         174.69        116.28          78.04         77.61        199.08
* Reflects voluntary reduction of expenses of these amounts (%)       0.48          0.75           0.42          0.24          0.33

                                                                                             Class C
                                                                   ================================================================
                                                                                      Years ended October 31
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                                9.03          9.16           9.95         12.44         13.62
                                                                      ----          ----           ----         -----         -----
  Net investment loss ($)*                                           (0.09)        (0.05)         (0.14)        (0.16)        (0.14)
  Net realized and unrealized gain (loss) on
  investments, foreign currency and forward contracts ($)             0.22          0.84           2.73          1.79         (3.67)
                                                                      ----          ----           ----         -----         -----
Total from investment operations ($)                                  0.13          0.79           2.59          1.63         (3.81)
                                                                      ----          ----           ----         -----         -----
  Dividend from net investment income ($)                               --            --          (0.10)           --            --
  Distributions from capital gains ($)                                  --            --             --         (0.45)        (0.79)
                                                                      ----          ----           ----         -----         -----
Total distributions ($)                                                 --            --          (0.10)        (0.45)        (0.79)
                                                                      ----          ----           ----         -----         -----
Net asset value, end of year ($)                                      9.16          9.95          12.44         13.62          9.02
                                                                      ====          ====          =====         =====         =====
Total return (%)(b)                                                   1.44          8.62          26.17         13.03        (29.49)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                              2,469         1,706          2,339         3,518         2,139
Expense ratio (%)*                                                    2.65          2.65           2.67          2.65          2.69
Expense ratio after expense reductions (%)*                           2.65          2.65           2.65          2.65          2.65
Ratio of net investment loss to average net assets ($)*              (0.97)        (0.90)         (1.29)        (1.04)        (1.24)
Portfolio turnover rate (%)                                         174.69        116.28          78.04         77.61        199.08
* Reflects voluntary reduction of expenses of these amounts (%)       0.48          0.75           0.42          0.24          0.33

(a)  Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.
(c)  Not annualized.
(d)  Annualized.

            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                                             Class S
                                                                   ================================================================
                                                                                      Years ended October 31
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)       1998(a)       1999(a)       2000(a)       2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                                9.29          9.51          10.44         13.03         14.43
                                                                      ----          ----          -----         -----         -----
  Net investment income (loss) ($)*                                   0.01          0.00          (0.03)        (0.01)        (0.04)
  Net realized and unrealized gain (loss) on
  investments, foreign currency and forward contracts ($)             0.21          0.93           2.85          1.86         (3.93)
                                                                      ----          ----          -----         -----         -----
Total from investment operations ($)                                  0.22          0.93           2.82          1.85         (3.97)
                                                                      ----          ----          -----         -----         -----
  Dividend from net investment income ($)                               --            --          (0.23)           --            --
  Distributions from capital gains ($)                                  --            --             --         (0.45)        (0.79)
                                                                      ----          ----          -----         -----         -----
Total distributions ($)                                                 --            --          (0.23)        (0.45)        (0.79)
                                                                      ----          ----          -----         -----         -----
Net asset value, end of year ($)                                      9.51         10.44          13.03         14.43          9.67
                                                                      ====         =====          =====         =====         =====
Total return (%)(b)                                                   2.37          9.78          27.48         14.16        (28.92)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                             21,230        13,615         13,595        17,037        11,493
Expense ratio (%)*                                                    1.65          1.65           1.67          1.65          1.69
Expense ratio after expense reductions (%)*                           1.65          1.65           1.65          1.65          1.65
Ratio of net investment income (loss) to average net assets (%)*      0.06          0.06          (0.28)        (0.08)        (0.32)
Portfolio turnover rate (%)                                         174.69        116.28          78.04         77.61        199.08
*Reflects voluntary reduction of expenses of these amounts (%)        0.48          0.75           0.42          0.24          0.33

(a)  Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research International Equity Fund (the "Fund", a series of State Street Research Financial Trust, hereafter referred to as the "Trust", formerly a series of State Street Research Portfolios, Inc.) at October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Fund for the periods through October 31, 1998 were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2001

The text and notes are an integral part of the financial statements.

18 State Street Research International Equity Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

Cover Photo: Corbis Images

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                                                                 PERMIT NO. 20
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Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
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         ----------------
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OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com


State Street Research
FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            2000
---------------------------
 for Excellence in Service

(1) Distribution is now limited. Contact State Street Research for more details.

(2) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research International Equity Fund prospectus. When used after December 31, 2001, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

[GRAPHIC]
AGGRESSIVE

EQUITY FUNDS
------------

Global Resources Fund
Health Sciences Fund
Emerging Growth Fund
Mid-Cap Growth Fund
Concentrated International Fund
Concentrated Growth Fund
Large-Cap Growth Fund
Aurora Fund(1)
Mid-Cap Value Fund
Large-Cap Value Fund
International Equity Fund
Large-Cap Analyst Fund
Investment Trust
Legacy Fund
Strategic Growth & Income Fund


FIXED INCOME FUNDS
------------------

High Income Fund
Strategic Income Fund
Tax-Exempt Fund
Government Income Fund
Money Market Fund(2)

CONSERVATIVE



(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp1202)SSR-LD                                      IE-2850-1201

--------------------------------------------------------------------------------
                             STATE STREET RESEARCH
--------------------------------------------------------------------------------
                         STRATEGIC PORTFOLIOS: AGGRESSIVE
                         --------------------------------

                         ANNUAL REPORT
                         October 31, 2001

                         --------------------------------
                                 WHAT'S INSIDE
                         --------------------------------

                         FROM THE CHAIRMAN
                         America Begins to Regain Its
                         Optimism

                         PORTFOLIO MANAGER'S REVIEW
                         Bonds Help Soften the Impact
                         of a Declining Stock Market

                         FUND INFORMATION
                         Facts and Figures

                         PLUS, COMPLETE PORTFOLIO HOLDINGS
                         AND FINANCIAL STATEMENTS



                                                              [dalbar logo]

                                                                  DALBAR
                                                           HONORS COMMITMENT TO:
                                                                INVESTORS
                                                                   2000


                                                               For Excellence
                                                                     in
                                                                  Service

[logo] State Street Research

FROM THE CHAIRMAN


[Photo of Richard S. Davis]

DEAR SHAREHOLDER:
The U.S. economy limped into 2001 with a growth rate of just over 1%. The Federal Reserve Board acted quickly and decisively to help prop up consumer confidence and ignite business activity by initiating a series of interest rate cuts early in January.

However, business found itself saddled with inventories as capital goods orders slipped and productivity made a poor showing, which raised labor costs. Consumers remained the one bright spot, as they continued to spend through the summer. However, by the time the tragic events of September 11 occurred, there was simply nothing on which to pin hopes of a quick recovery. The direct hit to certain sectors of the market, such as airlines and insurance, were simply more than the U.S. economy or the stock market could bear. And, the U.S. economy was pushed to the brink of recession as the needle of economic growth dipped into negative territory for the first time in a decade.

STOCKS
The U.S. stock market delivered double-digit losses over the 12 months ended October 31, 2001. Technology stocks suffered most, with some segments off more than 50%. The S&P 500 Index returned -24.83%.(1) Value stocks were more resilient than growth stocks, and small-cap value was the stock market's only positive performer. The Russell 2000 Value Index returned 8.75% for the year.(1)

BONDS
The bond market provided an attractive alternative for investors and helped cushion stock market losses for investors with diversified portfolios. Nearly all major segments of the U.S. bond market delivered double-digit returns, with the highest quality bonds leading the way. The Lehman Brothers Aggregate Bond Index, a broad measure of government and corporate bonds, gained 14.56%(1). Only high yield bonds, which tend to move with the stock market, fell short. The CSFB Global High Yield II Index eked out a return of 0.59% for the 12-month period.(1) After a surge in the early months of the calendar year, the high-yield bond sector gave back all its gains.

INTERNATIONAL
Economies around the globe felt the draft of a weakening U.S. economy. Economic growth slowed in most major industrial nations and for many emerging nations as well. Central banks lowered interest rates to help prop up sagging economies, and international bonds were the primary beneficiaries. A new prime minister in Japan kindled hopes that the nation might see an end to the economic and financial woes that have plagued it for more than a decade, then dimmed when no material change occurred. Most foreign stock markets were in the red. The Morgan Stanley Capital International MSCI EAFE Index, a common measure of foreign stock market performance, returned - 24.93% remarkably--and disappointingly--close to the return of the S&P 500 Index.(1)

LOOKING AHEAD
Although this year will be forever remembered for the unprecedented tragic events that took place on September 11, and the men and women who lost their lives, it is also important to remind ourselves that the basic political, military and economic strength of this great nation remains intact. The stock market's recovery in the final month of this period was a strong, positive sign that Americans have already regained their optimism. Now is a good time to stick with your investment plan, and talk with your financial adviser. Your adviser can help you identify opportunities and strategies that look attractive in the current environment. It's a good way to start the new year.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman

(1) The S&P 500 Index (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 2000 Value Index contains only those stocks within the complete Russell 2000 Index (a small company index) that show below average growth. The Lehman Brothers Aggregate Bond Index includes fixed- rate debt issues rated investment grade or higher. The CSFB Global High Yield II Index mirrors the public high-yield debt market representing a total of 250 different sectors within this market. The MSCI EAFE Index is a market capitalization weighted index, comprised of stocks from Europe, Australasia, and the Far East. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index. The Lipper Flexible Portfolio Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Average shows how well the fund has done compared with competing funds.

(2) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.


PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND
TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 2001, except where noted)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(2)
FOR PERIODS ENDED 9/30/01
-------------------------------------------------------------
                  LIFE OF FUND
                 (since 5/16/94)    5 YEARS        1 YEAR
-------------------------------------------------------------
Class S              10.03%          7.89%        -15.59%
-------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(2)
-------------------------------------------------------------
                  LIFE OF FUND
                 (since 5/16/94)    5 YEARS        1 YEAR
-------------------------------------------------------------
Class S              10.76%          9.01%         -8.51%
-------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW
Strategic Portfoios: Aggressive


[Photo of Jack Kallis]

     Jack Kallis
  Portfolio Manager


BONDS HELP SOFTEN THE IMPACT OF A DECLINING STOCK MARKET

We spoke with Jack Kallis, portfolio manager of State Street Research Strategic Portfolios-Aggressive, about the year ended October 31, 2001 and his views on the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?

A: Class S shares of State Street Research Strategic Portfolios: Aggressive returned -8.51% for the 12 months ended October 31, 2001. That was significantly better than the S&P 500 Index, which returned -24.83% for the same period.(1) The fund also outperformed the Lipper Flexible Portfolio Funds Average, which returned -12.70% for the 12 months.(1)

Q:  WHAT ACCOUNTED FOR THE FUND'S STRONG RELATIVE PERFORMANCE?

A.: Our decision to move toward a heavier-than-normal weighting in bonds during a period that was unfavorable for stocks was the biggest aid to performance for the 12- month period. Early in the period, we reduced our exposure to stocks to around 70% compared to a normal weighting of 80%. Also, within the stock portfolio, we overweighted value stocks. That was also a good call. Value stocks such as A.C. Nielsen Corp and Ball Corp, were positive contributors to performance. A.C. Nielsen, the television ratings company, was bought out by VNU, a Dutch publishing company for cash. Ball Corp, which makes glass jars and containers, benefited from a significant profit improvement. Both stocks were up more than 75% for the period.

Q: WHERE WERE THE FUND'S DISAPPOINTMENTS?

A: Our investments in growth stocks and international stocks were down substantially. In international, we were doubly hurt because international stocks were poor performers in general and our decision to overweight our exposure to Japan further detracted from performance. We were optimistic that a new prime minister would give the Japanese economy - and stock market - a boost. However, when significant improvements failed to materialize, we cut back on our exposure to Japan to below market weighting.

High yield bonds were also disappointments. They showed some promise at the beginning of the year. But as the economy weakened and prospects for a quick recovery were dashed, they gave back their gains and then some.

Q: HOW WERE THE FUND'S INVESTMENTS IN BONDS ALLOCATED?

A. We emphasized high-grade bonds, which were the bond market's best performers for the year. However, as the period wore on and we felt interest rates had fallen about as far as they were going to fall, we began to cut back on our weighting in high-grade bonds from overweighted to a normal weighting by the end of the period. We also had a small position in international bonds - about 3% of the portfolio. Its performance was satisfactory.

Q: DID YOU MAKE ANY CHANGES TO THE PORTFOLIO AS A RESULT OF THE WEAKENING
   ECONOMY OR THE EVENTS OF SEPTEMBER 11?

A: Any changes we made were primarily because of valuations. For example, as the period progressed, we began to cut back on our investments in high-grade debt, which had performed very well. We used the proceeds to add back to our equity position on the belief that stocks represented good value. We also cut back on our investment in value stocks after their strong positive move and we added to our exposure to growth stocks.

I don't believe you can manage a portfolio with a catastrophic event like September 11 in mind. It has certainly pushed our expectations for a rebound in the economy out by at least six months. But when the economy does come back, we believe the portfolio should benefit because it is invested in positions that were established at attractive prices.


October 31, 2001

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ending October 31, 2001)
--------------------------------------------------------------------------------

Equities                                  76%
Bonds                                     18%
Cash                                       6%


TOP 5 EQUITY HOLDINGS

International Game Technology            2.7%
Lehman Brothers Holdings                 1.8%
Cendant                                  1.6%
Anadarko Petroleum                       1.5%
Noble Drilling                           1.5%

Total: 9.1%

5 LARGEST INDUSTRY BOND HOLDINGS

Drugs & Biotechnology                    5.0%
Commercial Services                      4.2%
Computer Software                        4.0%
Casinos/Gambling, Hotel/Motel            4.0%
Communications, Media & Entertainment    4.0%

Total: 21.2%

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

--------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------
October 31, 2001

--------------------------------------------------------------------------------------------------
                                                                                            VALUE
                                                                       SHARES             (NOTE 1)
--------------------------------------------------------------------------------------------------
EQUITY SECURITIES 75.5%
AUTOMOBILES & TRANSPORTATION 1.6%
AIR TRANSPORT 0.4%
AMR Corp.* ........................................................       12,700       $   231,140
                                                                                       -----------
AUTOMOTIVE PARTS 0.8%
Delphi Automotive Systems Corp. ...................................       24,000           278,640
Navistar International Corp.* .....................................        4,500           135,000
                                                                                       -----------
                                                                                           413,640
                                                                                       -----------
TRUCKERS 0.4%
CNF Transportation Inc. ...........................................       10,700           236,363
                                                                                       -----------
Total Automobiles & Transportation ................................                        881,143
                                                                                       -----------
CONSUMER DISCRETIONARY 19.3%
ADVERTISING AGENCIES 1.0%
Interpublic Group of Companies, Inc. ..............................       11,700           262,665
Valassis Communications Inc.* .....................................        9,100           283,920
                                                                                       -----------
                                                                                           546,585
                                                                                       -----------
CASINOS/GAMBLING, HOTEL/MOTEL 4.0%
Anchor Gaming* ....................................................        2,900           147,407
Harrah's Entertainment Inc.* ......................................       10,200           297,126
Hilton Hotels Corp. ...............................................       32,300           276,488
International Game Technology Inc.* ...............................       28,292         1,444,307
                                                                                       -----------
                                                                                         2,165,328
                                                                                       -----------
COMMERCIAL SERVICES 4.2%
Cendant Corp.* ....................................................       66,610           863,266
Corporate Executive Board Co.* ....................................        8,700           265,959
Hotel Reservations Network Inc. Cl. A* ............................        3,300           102,168
Manpower Inc. .....................................................        8,500           242,760
Republic Services Inc.* ...........................................       13,600           222,768
Tetra Tech Inc.* ..................................................       11,100           287,268
Viad Corp. ........................................................       15,400           300,300
                                                                                       -----------
                                                                                         2,284,489
                                                                                       -----------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 4.0%
AOL Time Warner Inc.* .............................................       18,630           581,442
Cox Radio, Inc. Cl. A* ............................................       13,500           292,950
Gemstar TV Guide International Inc.* ..............................       18,410           373,171
Hispanic Broadcasting Corp.* ......................................       12,500           209,500
USA Networks Inc.* ................................................       36,800           678,592
                                                                                       -----------
                                                                                         2,135,655
                                                                                       -----------
CONSUMER PRODUCTS 0.3%
Oakley Inc.* ......................................................       15,600           166,608
                                                                                       -----------
CONSUMER SERVICES 0.4%
Career Education Corp.* ...........................................        8,800           229,416
Prime Succession Holdings Inc. (acquired 10/07/98,
  cost $0)*(+) ....................................................        6,312                63
                                                                                       -----------
                                                                                           229,479
                                                                                       -----------
HOUSEHOLD FURNISHINGS 1.0%
Black & Decker Corp. ..............................................        7,800           258,102
Newell Rubbermaid Inc. ............................................       10,500           290,220
                                                                                       -----------
                                                                                           548,322
                                                                                       -----------
LEISURE TIME 0.4%
Royal Caribbean Cruises Ltd. ......................................       21,500           236,500

                                                                                       -----------
PRINTING & PUBLISHING 0.4%
Reader's Digest Association Inc. Cl. A ............................       11,200           198,240
                                                                                       -----------
RESTAURANTS 0.8%
Cheesecake Factory* ...............................................        7,000           197,400
Darden Restaurants Inc. ...........................................        6,800           217,736
                                                                                       -----------
                                                                                           415,136
                                                                                       -----------
RETAIL 2.8%
Ann Taylor Stores Corp.* ..........................................        5,000           110,000
Bed Bath & Beyond Inc.* ...........................................       16,440           411,986
Delia's Inc.* .....................................................       23,000           142,370
Federated Department Stores Inc.* .................................        8,200           262,318
Fisher Scientific International Inc.* .............................        6,600           197,340
Staples Inc.* .....................................................       19,500           284,310
TJX Companies Inc. ................................................        3,400           114,920
                                                                                       -----------
                                                                                         1,523,244
                                                                                       -----------
Total Consumer Discretionary ......................................                     10,449,586
                                                                                       -----------
FINANCIAL SERVICES 10.4%
BANKS & SAVINGS & LOAN 2.3%
Boston Private Financial Holdings Inc. ............................        7,300           148,263
City National Corp. ...............................................        1,800            73,800
Comerica Inc. .....................................................        6,300           290,367
Investors Financial Services Co. ..................................        2,400           126,960
Key Corp. .........................................................        6,800           144,568
Mercantile Bankshares Corp. .......................................        3,600           137,592
New York Community Bancorp Inc. ...................................       12,300           308,361
                                                                                       -----------
                                                                                         1,229,911
                                                                                       -----------
INSURANCE 3.5%
ACE Limited .......................................................       11,000           387,750
Partnerre Ltd.* ...................................................        4,700           218,550
Saint Paul Companies Inc. .........................................       15,740           722,466
XL Capital Ltd. Cl. A .............................................        6,800           590,648
                                                                                       -----------
                                                                                         1,919,414
                                                                                       -----------
MISCELLANEOUS FINANCIAL 2.2%
Ambac Financial Group, Inc. .......................................        5,650           271,200
Capital One Financial Corp. .......................................        5,300           218,943
Citigroup, Inc. ...................................................        9,630           438,358
MGIC Investment Corp. .............................................        5,200           269,048
                                                                                       -----------
                                                                                         1,197,549
                                                                                       -----------
SECURITIES BROKERAGE & SERVICES 2.4%
Investment Technology Group* ......................................        1,300            83,733
Lehman Brothers Holdings Inc. .....................................       15,600           974,376
Stilwell Financial Inc. ...........................................       11,200           225,232
                                                                                       -----------
                                                                                         1,283,341
                                                                                       -----------
Total Financial Services ..........................................                      5,630,215
                                                                                       -----------
HEALTHCARE 7.2%
DRUGS & BIOTECHNOLOGY 5.0%
Biogen Inc.* ......................................................       10,110           556,050
Cephalon Inc.* ....................................................        3,300           208,065
Genzyme Corp.* ....................................................       11,800           636,610
ICN Pharmaceuticals Inc. ..........................................       11,000           266,310
Inhale Therapeutic Systems Inc.* ..................................       19,150           335,125
Myriad Genetics Inc.* .............................................        2,800           128,800
Pharmacia Corp. ...................................................        7,000           283,640
Priority Healthcare Corp. Cl. B* ..................................       10,600           306,234
                                                                                       -----------
                                                                                         2,720,834
                                                                                       -----------
HEALTHCARE FACILITIES 0.4%
Laboratory Corp. of America Holdings* .............................        2,700           232,740
                                                                                       -----------
HEALTHCARE SERVICES 1.8%
Anthem Inc.* ......................................................        3,000           125,640
Caremark Rx Inc.* .................................................       12,400           166,160
Community Health Systems Inc.* ....................................        8,000           200,000
Dianon Systems Inc.* ..............................................        3,900           179,790
Odyssey Healthcare Inc.* ..........................................        2,000            34,500
Province Healthcare Co.* ..........................................        9,000           247,950
                                                                                       -----------
                                                                                           954,040
                                                                                       -----------
Total Healthcare ..................................................                      3,907,614
                                                                                       -----------
INTEGRATED OILS 0.5%
INTEGRATED DOMESTIC 0.5%
Unocal Corp. ......................................................        8,100           260,820
                                                                                       -----------
Total Integrated Oils .............................................                        260,820
                                                                                       -----------
MATERIALS & PROCESSING 3.6%
CHEMICALS 0.7%
Rohm & Haas Co. ...................................................        8,400           272,748
Wilson Greatbatch Technologies, Inc.* .............................        3,100            89,125
                                                                                       -----------
                                                                                           361,873
                                                                                       -----------
CONTAINERS & PACKAGING 0.9%
Mobile Mini Inc.* .................................................       11,400           355,452
Smurfit Stone Container Corp.* ....................................        8,200           121,442
                                                                                       -----------
                                                                                           476,894
                                                                                       -----------
DIVERSIFIED MANUFACTURING 0.5%
American Standard Companies Inc.* .................................        4,900           283,710
                                                                                       -----------
PAPER & FOREST PRODUCTS 0.3%
Westvaco Corp. ....................................................        6,500           159,575
                                                                                       -----------
STEEL 1.2%
Alaska Steel Holding Corp.* .......................................       23,700           215,670
Allegheny Technologies Inc. .......................................       14,900           220,520
Harsco Corp. ......................................................        7,200           230,040
                                                                                       -----------
                                                                                           666,230
                                                                                       -----------
Total Materials & Processing ......................................                      1,948,282
                                                                                       -----------
OTHER 0.6%
MULTI-SECTOR 0.6%
SPX Corp.* ........................................................        3,100           308,760
                                                                                       -----------
Total Other .......................................................                        308,760
                                                                                       -----------
OTHER ENERGY 4.2%
OIL & GAS PRODUCERS 2.7%
Anadarko Petroleum Corp. ..........................................       13,828           788,887
Ocean Energy Inc. .................................................       16,400           299,300
Spinnaker Exploration Co.* ........................................        2,300           100,924
XTO Energy Inc. ...................................................       16,200           291,600
                                                                                       -----------
                                                                                         1,480,711
                                                                                       -----------
OIL WELL EQUIPMENT & SERVICES 1.5%
Noble Drilling Corp.* .............................................       25,520           779,636
                                                                                       -----------
Total Other Energy ................................................                      2,260,347
                                                                                       -----------
PRODUCER DURABLES 3.3%
AEROSPACE 0.2%
Rockwell Collins Inc. .............................................        7,300            98,550
                                                                                       -----------
INDUSTRIAL PRODUCTS 0.3%
Parker Hannifin Corp. .............................................        3,800           136,420
                                                                                       -----------
PRODUCTION TECHNOLOGY EQUIPMENT 1.5%
FEI Co.* ..........................................................        4,200           113,316
Lam Research Corp.* ...............................................        7,500           142,200
LTX Corp.* ........................................................       17,000           279,820
Novellus Systems Inc.* ............................................        3,400           112,302
Varian Semiconductor Equipment Inc.* ..............................        5,800           174,232
                                                                                       -----------
                                                                                           821,870
                                                                                       -----------
TELECOMMUNICATIONS EQUIPMENT 1.3%
American Tower Corp. Cl. A* .......................................       48,250           531,715
Powerwave Technologies Inc.* ......................................       11,400           174,420
                                                                                       -----------
                                                                                           706,135
                                                                                       -----------
Total Producer Durables ...........................................                      1,762,975
                                                                                       -----------
TECHNOLOGY 13.4%
COMMUNICATIONS TECHNOLOGY 2.5%
Anaren Microwave Inc.* ............................................        9,900           151,371
Avaya Inc.* .......................................................       29,000           258,970
Extreme Networks Inc.* ............................................       11,500           134,435
NCR Corp.* ........................................................       10,000           354,500
REMEC Inc.* .......................................................       25,500           228,225
Spectrian Corp.* ..................................................       24,600           213,036
                                                                                       -----------
                                                                                         1,340,537
                                                                                       -----------
COMPUTER SOFTWARE 4.0%
Amdocs Ltd.* ......................................................       13,640           356,140
Checkpoint Software Technologies Ltd.* ............................       10,160           299,923
Mercury Interactive Corp.* ........................................       18,650           444,243
Peregrine Systems Inc.* ...........................................       25,400           366,776
Veritas Software Co.* .............................................       18,470           524,179
Wind River Systems Inc.* ..........................................        8,300           119,022
Zoran Corp.* ......................................................        3,100            78,399
                                                                                       -----------
                                                                                         2,188,682
                                                                                       -----------
COMPUTER TECHNOLOGY 0.7%
EMC Corp.* ........................................................       32,940           405,821
                                                                                       -----------
ELECTRONICS 2.3%
Applera Corp. - Applied Biosystems Group ..........................       14,490           422,818
Kopin Corp.* ......................................................       57,730           726,821
Philips Electronics NV* ...........................................        3,017            68,492
                                                                                       -----------
                                                                                         1,218,131
                                                                                       -----------
ELECTRONICS: SEMICONDUCTORS/COMPONENTS 3.9%
Advanced Micro Devices Inc.* ......................................       22,400           220,416
Analog Devices Inc.* ..............................................        8,780           333,640
Cree Inc.* ........................................................        9,100           163,345
Cypress Semiconductor Corp.* ......................................        9,500           187,625
Genesis Microchip Inc.* ...........................................        5,300           244,913
Intersil Holding Corp. Cl. A* .....................................       18,720           613,080
Logicvision Inc.* .................................................        1,200            10,800
Oak Technology, Inc.* .............................................       15,100           150,849
TriQuint Semiconductors Inc.* .....................................        9,200           162,656
                                                                                       -----------
                                                                                         2,087,324
                                                                                       -----------
Total Technology ..................................................                      7,240,495
                                                                                       -----------
UTILITIES 1.6%
ELECTRICAL 1.6%
Covanta Energy Corp.* .............................................       19,100           248,682
Edison International Corp.* .......................................       10,300           146,363
Energy East Corp. .................................................       12,800           240,896
Progress Energy Inc. ..............................................        6,100           257,237
                                                                                       -----------
                                                                                           893,178
                                                                                       -----------
Total Utilities ...................................................                        893,178
                                                                                       -----------
NON-U.S. EQUITIES 9.8%
Autoliv Inc. ......................................................       15,900           251,165
BG Group PLC ......................................................       56,000           211,717
Boots Co.* ........................................................       12,800           112,497
BP Amoco PLC ......................................................       33,800           272,512
Domtar Inc. .......................................................       24,600           189,910
Familymart Co. ....................................................       12,400           253,980
Fortis NV .........................................................        9,100           215,265
Furukawa Electric Co. Ltd. ........................................       11,300            65,101
IHC Caland NV .....................................................        2,700           134,661
Invensys PLC* .....................................................       21,600            19,850
Kaneka Corp. ......................................................       28,000           193,986
Kyocera Corp. .....................................................        1,700           115,557
Marks & Spencer PLC ...............................................       32,500           135,501
Nestle SA .........................................................        1,000           207,301
Nokia AB Oy .......................................................       17,000           355,202
Novo Nordisk A/S ..................................................        3,900           158,037
Rohm Co. Ltd. .....................................................          500            53,164
Ryohin Keikaku Co. ................................................        9,000           214,452
Sage Group* .......................................................       55,600           176,036
Saipem SpA ........................................................       31,700           156,534
Sekisui Chemical Co. Ltd. .........................................       48,000           136,701
Skand Enskilda Banken AB ..........................................       33,400           255,191
Stora Enso OYJ ....................................................       25,900           310,793
Swatch Group* .....................................................        8,800           146,102
Swisscom AG .......................................................          400           110,928
Tate & Lyle PLC* ..................................................       22,544            96,557
TDC A/S ...........................................................        4,800           164,650
TDK Corp. .........................................................        1,600            71,027
Technip ...........................................................        1,500           169,456
Telenor ASA .......................................................       44,700           172,276
Vodafone Group PLC ................................................       73,300           169,308
                                                                                       -----------
                                                                                         5,295,417
                                                                                       -----------
Total Non-U.S. Equities ...........................................                      5,295,417
                                                                                       -----------
Total Equity Securities (Cost $41,622,979) ........................                     40,838,832
                                                                                       -----------
-----------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL             MATURITY
                                                            AMOUNT                DATE
-----------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 18.3%
U.S. TREASURY 1.4%
U.S. Treasury Bond, 11.25% ...........................       $  50,000            2/15/2015                82,218
U.S. Treasury Bond, 10.625%** ........................          50,000            8/15/2015                79,531
U.S. Treasury Bond, 8.875% ...........................          50,000            2/15/2019                72,547
U.S. Treasury Bond, 8.125% ...........................         150,000            8/15/2021               207,609
U.S. Treasury Bond, 6.25% ............................          10,000            5/15/2030                11,905
U.S. Treasury Note, 5.875% ...........................         175,000           11/15/2004               189,628
U.S. Treasury Note, 7.00% ............................         100,000            7/15/2006               114,098
                                                                                                      -----------
                                                                                                          757,536
                                                                                                      -----------



-----------------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL           MATURITY               VALUE
                                                               AMOUNT               DATE                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------

U.S. AGENCY MORTGAGE 3.6%
Federal National Mortgage Association, 7.125% ........       $  25,000            6/15/2010            $   29,066
Federal National Mortgage Association, 6.50% .........          38,502           12/01/2014                40,066
Federal National Mortgage Association, 6.50% .........         114,065           12/01/2015               118,520
Federal National Mortgage Association, 7.00% .........          82,928            3/01/2016                87,022
Federal National Mortgage Association, TBA, 6.00% ....         100,000           11/01/2016               102,781
Federal National Mortgage Association, 6.50% .........          72,109            9/01/2028                74,295
Federal National Mortgage Association, 6.50% .........          96,931           12/01/2028                99,869
Federal National Mortgage Association, 6.50% .........          76,207            3/01/2029                78,517
Federal National Mortgage Association, 6.50% .........         115,723            5/01/2029               119,194
Federal National Mortgage Association, 7.50% .........          99,890            7/01/2029               105,227
Federal National Mortgage Association, 7.00% .........         254,308           12/01/2029               265,035
Federal National Mortgage Association, 7.125% ........          75,000            1/15/2030                90,550
Federal National Mortgage Association, 6.50% .........          74,235            5/01/2031                76,323
Federal National Mortgage Association, TBA, 6.00% ....          75,000           12/01/2031                75,891
Government National Mortgage Association, 6.50% ......          16,364            2/15/2009                17,197
Government National Mortgage Association, 6.50% ......          40,187            7/15/2009                42,234
Government National Mortgage Association, 7.50% ......          35,560           12/15/2010                37,804
Government National Mortgage Association, 7.50% ......          55,027           12/15/2014                58,346
Government National Mortgage Association, 7.00% ......          12,002            1/15/2025                12,605
Government National Mortgage Association, 7.00% ......          96,081            3/15/2028               100,315
Government National Mortgage Association, 7.00% ......          31,124            6/15/2028                32,496
Government National Mortgage Association, 6.50% ......         110,444           11/15/2028               114,172
Government National Mortgage Association, 7.00% ......          79,182           11/15/2028                82,671
Government National Mortgage Association, 7.00% ......          70,714            4/15/2031                73,808
                                                                                                      -----------
                                                                                                        1,934,004
                                                                                                      -----------
CANADIAN-YANKEE 0.0%
Province of Quebec, 7.50% ............................          25,000            9/15/2029                29,426
                                                                                                      -----------
FOREIGN GOVERNMENT 3.2%
                                                       Canadian Dollar
Government of Canada, 6.00% ..........................         425,000            6/01/2011               290,333
                                                                  Euro
Republic of Germany, 5.25% ...........................         275,000            1/04/2011               263,352
Republic of Greece, 8.80% ............................          50,000            6/19/2007                54,896
Republic of Greece, 8.60% ............................         434,336            3/26/2008               480,912
                                                    New Zealand Dollar
Government of New Zealand, 8.00% .....................         700,000           11/15/2006               317,844
Government of New Zealand, 7.00% .....................         600,000            7/15/2009               261,458
Republic of Poland, 6.00%@ ...........................          25,000           10/27/2002                24,690
United Mexican States, 9.875% ........................          50,000            2/01/2010                55,250
                                                                                                      -----------
                                                                                                        1,748,735
                                                                                                      -----------
FINANCE/MORTGAGE 2.5%
Bank America Corp. Sub. Note, 7.40% ..................          50,000            1/15/2011                54,959
Bear Stearns Commercial Mortgage Securities Inc.,
  7.08% ..............................................         100,000            6/15/2009               110,391
Citibank Credit Card Issuance Trust Note
  Cl. 2000 C1, 7.45% .................................         100,000            9/15/2007               109,187
Citigroup Inc. Note, 7.25% ...........................          25,000           10/01/2010                27,693
Commercial Mortgage Acceptance Corp., 6.23%+ .........         175,000            3/15/2013               140,385
Commercial Mortgage Acceptance Corp., 5.44%+ .........          75,000            5/15/2013                54,117
DLJ Commercial Mortgage Corp., 2000 Commercial
  Mortgage Certificate Cl. A3, 7.50% .................          25,000            9/10/2010                27,143
ERAC USA Finance Co. Note, 8.25%+ ....................          25,000            5/01/2005                27,056
First Union Lehman Brothers Commercial, 7.50%+ .......         300,000           11/18/2029               249,808
Ford Motor Credit Co. Note, 6.70% ....................          50,000            7/16/2004                51,776
Ford Motor Credit Co. Note, 6.875% ...................          25,000            2/01/2006                25,598
Ford Motor Credit Co. Note, 7.375% ...................          25,000            2/01/2011                25,459
General Motors Acceptance Corp. Note, 6.125% .........          75,000            9/15/2006                74,694
Goldman Sachs Group LP Note, 6.625%+ .................          25,000           12/01/2004                26,832
J.P. Morgan Chase Note, 6.75% ........................          25,000            2/01/2011                26,421
J.P. Morgan Commercial Mortgage Finance Corp.,
  Mortgage Passthru Certificate 97 Cl. C, 7.238% .....          50,000            9/15/2029                54,330
NationsLink Funding Corp., Certificate Cl. B, 7.105% .          50,000           11/20/2008                51,086
New Jersey Economic Development Authority Note, 7.425%          50,000            2/15/2029                59,175
PSE&G Transition Funding LLC, 6.45% ..................         100,000            3/15/2013               108,094
Wells Fargo Bank Note, 6.45% .........................          25,000            2/01/2011                26,202
                                                                                                      -----------
                                                                                                        1,330,406
                                                                                                      -----------
CORPORATE 7.6%
Airgas Inc. Sr. Sub. Note, 9.125% ....................         100,000           10/01/2011               105,000
AirGate PCS Inc. Sr. Sub. Note, 0.00% to
  9/30/2004, 13.50% from 10/1/2004 to maturity .......          35,000           10/01/2009                25,288
Alaska Steel Corp. Sr. Note, 7.875% ..................         140,000            2/15/2009               130,375
Alaska Steel Corp. Sr. Note, 9.125% ..................          10,000           12/15/2006                 9,925
AT&T Wireless Services Inc. Sr. Note, 8.75% ..........          25,000            3/01/2031                28,221
AT&T Corp. Note, 6.50% ...............................          25,000            3/15/2029                21,903
Aurora Foods Inc. Sr. Sub. Note Series E, 8.75% ......          75,000            7/01/2008                63,750
Avista Corp. Sr. Note, 9.75%+ ........................          25,000            6/01/2008                26,675
B/E Aerospace Inc., Sr. Sub. Note, 9.50% .............          50,000           11/01/2008                39,250
Bio-Rad Laboratories Inc. Sr. Note, 11.625% ..........          10,000            2/15/2007                10,825
Bombardier Capital Inc. Note, 7.30%+ .................          50,000           12/15/2002                52,200
British Telecommunications PLC. Note, 8.875% .........          50,000           12/15/2030                59,036
Burlington Northern Santa Fe Deb., 6.70% .............          25,000            8/01/2028                24,417
Calpine Corp. Note, 8.50% ............................         125,000            2/15/2011               127,634
Cargill Inc. Note, 6.25%+ ............................          50,000            5/01/2006                53,433
William Carter Co. Sr. Sub. Note, 10.875%+                     100,000            8/15/2011               105,500
Charter Communications Holdings LLC Sr. Note, 9.625% .         150,000           11/15/2009               151,125
Clear Channel Communications Sr. Note, 7.25% .........          50,000            9/15/2003                52,792
Coinmach Corp. Sr. Note, 11.75% ......................          50,000           11/15/2005                51,000
Columbia/HCA Healthcare Corp. Note, 7.69% ............          50,000            6/15/2025                49,000
Comcast Cable Commerce Inc. Sr. Note, 6.875% .........          25,000            6/15/2009                25,978
Conagra Inc. Note, 7.50% .............................          25,000            9/15/2005                27,194
Concentra Operating Corp. Sr. Sub. Note, 13.00% ......          50,000            8/15/2009                53,250
Crown Castle International Corp. Sr. Note, 10.75% ....          25,000            8/01/2011                23,750
Daimler Chrysler North America, 6.90% ................          50,000            9/01/2004                51,701
Dana Corp. Sr. Note, 9.00%+ ..........................          75,000            8/15/2011                64,500
Deutsche Telekom International Finance BV, 7.75% .....          25,000            6/15/2005                26,969
Dimon Inc. Sr. Note, 9.625%+ .........................          50,000           10/15/2011                51,437
Dominion Resources Inc. Note, 7.625% .................          50,000            7/15/2005                54,511
Dover Corp. Deb., 6.65% ..............................         100,000            6/01/2028               100,105
Drypers Corp. Series B Sr. Note, (acquired 11/10/99
  and 8/4/00, cost $65,707) 10.25%[ ](+) .............         110,000            6/15/2007                   413
Duke Energy Co. Note, 7.125% .........................          50,000            9/03/2002                51,595
Energy East Corp. Note, 7.75% ........................          25,000           11/15/2003                26,725
Extended Stay America Inc. Sr. Sub. Note, 9.15% ......          25,000            3/15/2008                23,500
Fairchild Semiconductor Corp. Sr. Sub. Note, 10.50% ..          75,000            2/01/2009                76,875
First Wave Marine Inc. Sr. Note (acquired 1/27/98,
  cost $100,000), 11.00% (+)[ ] ......................         100,000            2/01/2008                 8,250
Flextronics International Ltd. Note, 9.875% ..........          50,000            7/01/2010                51,750
Hollinger International Publishing Inc.
  Sr. Sub. Note, 9.25% ...............................          20,000            3/15/2007                19,000
Hollinger International Sr. Sub. Note, 9.25%                    30,000            2/01/2006                28,500
Insight Health Services Corp. Sr. Sub. Note, 9.875%+ .          75,000           11/01/2011                77,625
International Paper Co. Note, 8.00% ..................          50,000            7/08/2003                53,429
Lyondell Chemical Co. Sr. Sub. Note, 10.875% .........         150,000            5/01/2009               125,250
MacDermid Inc. Sr. Sub. Note, 9.125% .................          75,000            7/15/2011                72,750
Magellan Health Services Inc. Sr. Note, 9.375%+ ......          50,000           11/15/2007                52,500
Mediacom Broadband LLC Sr. Note, 11.00%+ .............          75,000            7/15/2013                79,875
MGM Mirage Inc. Sr. Note, 8.50% ......................          20,000            9/15/2010                20,095
News America Inc. Sr. Deb., 7.125% ...................          25,000            4/08/2028                22,885
Norske Skog Canada Ltd. Sr. Note, 8.625%+ ............         125,000            6/15/2011               127,812
Petco Animal Supplies Inc. Sr. Sub. Note, 10.75%+ ....         150,000           11/01/2011               153,750
Pilgrims Pride Corp. Sr. Note, 9.625% ................         150,000            9/15/2011               156,750
Plains Resources Inc. Sr. Sub. Note, 10.25% ..........          15,000            3/15/2006                14,925
Playtex Products Inc. Sr. Note, 9.375% ...............          50,000            6/01/2011                52,500
Potlatch Corp. Sr. Sub. Note, 10.00%+ ................          75,000            7/15/2011                77,110
Prime Succession Holdings Inc. Sr. Sub. Note,
  14.25%+[ ]..........................................          25,250            8/29/2009                 3,788
Progress Energy Inc. Sr. Note, 7.10% .................          50,000            3/01/2011                54,175
Qwest Capital Funding Inc. Note, 7.90% ...............          25,000            8/15/2010                26,480
Rite Aid Corp. Note, 7.125% ..........................          50,000            1/15/2007                41,500
Rite Aid Corp. Sr. Note, 7.625% ......................         100,000            4/15/2005                86,000
Safety-Kleen Services Inc. Sr. Sub. Note (acquired
  12/09/99 and 3/08/00, cost $23,641), 9.25%*[ ](+)...          30,000            6/01/2008                   142
Select Medical Corp. Sr. Sub. Note, 9.50% ............          25,000            6/15/2009                25,188
Service Corp. International Note, 7.20% ..............          75,000            6/01/2006                70,687
Service Corp. Note, 6.30% ............................          75,000            3/15/2020                73,125
Sprint Corp. Note, 6.00% .............................          50,000            1/15/2007                49,757
Staples Inc. Note, 4.363%+ ...........................          25,000           11/26/2001                24,938
Stater Brothers Holdings Inc. Sr. Note, 10.75% .......          25,000            8/15/2006                25,500
Stericycle Inc. Sr. Sub. Note Series B, 12.375% ......          25,000           11/15/2009                27,750
Tekni Plex Inc. Sr. Sub. Note, 12.75% ................          75,000            6/15/2010                67,875
Transwestern Publishing Co. LP Sr. Sub. Note, 9.625%+           50,000           11/15/2007                50,250
Triton PCS Inc. Sr. Sub. Note, 9.375% ................          50,000            2/01/2011                52,125
Triton PCS Inc., Sr. Sub. Note, 0.00% to
  4/30/2003, 11.00% from 5/1/2003 to maturity ........          20,000            5/01/2008                18,000
Tyco International Group SA Note, 6.25% ..............          50,000            6/15/2003                51,906
United Rentals North America Inc. Sr. Note, 10.75%+ ..         100,000            4/15/2008               105,000
United Technologies Corp. Sr. Deb., 7.50% ............          50,000            9/15/2029                56,924
Worldcom Inc. Global Note, 7.875% ....................          25,000            5/15/2003                26,383
Worldcom Inc. Note, 7.50% ............................          50,000            5/15/2011                51,123
Yell Finance BV Sr. Note, 10.75% .....................          75,000            8/01/2011                79,812
                                                                                                      -----------
                                                                                                        4,109,036
                                                                                                      -----------
Total Fixed Income Securities (Cost $9,906,567) ...........................................             9,909,143
                                                                                                      -----------
SHORT-TERM OBLIGATIONS 6.9%
Citicorp, 2.50% ......................................      $1,610,000           11/05/2001           $ 1,609,553
General Electric Capital Corp., 2.45% ................       1,313,000           11/01/2001             1,313,000
General Electric Capital Corp., 2.45% ................         532,000           11/07/2001               531,783
Merck & Company Inc., 2.45% ..........................         291,000           11/07/2001               290,881
                                                                                                      -----------
Total Short-Term Obligations (Cost $3,745,217) ............................................             3,745,217
                                                                                                      -----------
Total Investments (Cost $55,274,763) - 100.7% .............................................            54,493,192
Cash and Other Assets, Less Liabilities - (0.7%) ..........................................              (373,335)
                                                                                                      -----------
Net Assets - 100.0% .......................................................................           $54,119,857
                                                                                                      ===========

Federal Income Tax Information:
At October 31, 2001 the net unrealized depreciation of investments based on cost for federal income tax purposes of $55,962,770 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of
  value over tax cost .....................................................................            $3,391,697
Aggregate gross unrealized depreciation for all investments in which there is an excess of
  tax cost over value .....................................................................            (4,861,275)
                                                                                                       ----------
                                                                                                      ($1,469,578)
                                                                                                       ==========

--------------------------------------------------------------------------------------------------------------------
ADR Stands for American Depositary Receipt, representing ownership of foreign securities.
*   Non-income-producing securities.
**  A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2001.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.
+   Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at
    October 31, 2001 were $1,716,757 and $1,604,591 (2.96% of net assets), respectively.
(+) Security restricted as to public resale. At October 31, 2001, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at October 31, 2001 were $189,348 and $8,868 (0.02% of net assets), respectively.
[ ] Security is in default.
@   Interest rates on this floating-rate bond will reset annually or biannually based on the six-months London Interbank
    Offered Rate (LIBOR) plus 0.8125%.

Futures contracts open at October 31, 2001, are as follows:

                                                                                                     UNREALIZED
                                                                           EXPIRATION               APPRECIATION
    TYPE                                      NOTIONAL AMOUNT                MONTH                 (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
2 year U.S. Treasury Notes                         $  400,000            December, 2001                  $ 10,111
5 year U.S. Treasury Notes                         $  200,000            December, 2001                    (2,799)
10 year U.S. Treasury Notes                        $1,300,000            December, 2001                   (33,454)
30 year U.S. Treasury Bonds                        $  300,000            December, 2001                    15,494
                                                                                                          -------
                                                                                                         ($10,648)
                                                                                                          =======
Forward currency exchange contracts outstanding at October 31, 2001, are as follows:

                                                                                 UNREALIZED
                                                                    CONTRACT    APPRECIATION   DELIVERY
TRANSACTION                                       TOTAL VALUE        PRICE     (DEPRECIATION)    DATE
---------------------------------------------------------------------------------------------------------
Buy British pounds, sell U.S. dollars                 13,663 GBP   1.45480 GBP   $    (29)       11/05/01
Buy British pounds, sell U.S. dollars                121,179 GBP   1.45480 GBP       (254)       11/05/01
Buy British pounds, sell U.S. dollars                 66,467 GBP   1.45480 GBP       (140)       11/05/01
Sell Canadian dollars, buy U.S. dollars              366,144 CAD   0.63367 CAD      1,272        11/01/01
Sell Canadian dollars, buy U.S. dollars              876,000 CAD   0.65134 CAD     18,586        11/09/01
Buy Canadian dollars, sell U.S. dollars              336,000 CAD   0.63365 CAD     (1,184)       11/09/01
Buy Canadian dollars, sell U.S. dollars              100,000 CAD   0.63711 CAD       (698)       11/09/01
Sell euro, buy U.S. dollars                          420,000 EUR   0.87488 EUR    (10,190)       11/09/01
Sell euro, buy U.S. dollars                           30,000 EUR   0.91700 EUR        536        11/09/01
Sell euro, buy U.S. dollars                           53,808 EUR   1.09649 EUR     10,642        11/21/01
Sell euro, buy U.S. dollars                           92,180 EUR   0.91208 EUR      1,231        11/21/01
Sell Japanese yen, buy U.S. dollars              120,900,706 JYP   0.00839 JYP     24,307        12/28/01
Sell Japanese yen, buy U.S. dollars              112,390,447 JYP   0.00808 JYP    (12,895)       12/28/01
Buy Japanese yen, sell U.S. dollars              116,645,576 JYP   0.00828 JYP    (10,084)       12/28/01
Sell New Zealand dollars, buy U.S. dollars           258,000 NZD   0.43540 NZD      6,127        11/21/01
Sell New Zealand dollars, buy U.S. dollars           349,000 NZD   0.43540 NZD      8,288        11/21/01
Buy New Zealand dollars, sell U.S. dollars           380,000 NZD   0.40300 NZD      3,200        11/28/01
Buy New Zealand dollars, sell U.S. dollars           340,000 NZD   0.40400 NZD      2,523        11/28/01
Buy Swiss Francs, sell U.S. dollars                  201,175 CHF   0.61170 CHF        (38)       11/05/01
                                                                                 --------
                                                                                 $ 41,200
                                                                                 ========

The accompanying notes are an integral part of the financial statements.


STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------
October 31, 2001

ASSETS
Investments, at value** (Cost $55,274,763) (Note 1) ........  $54,493,192
Collateral for securities on loan ..........................    5,166,022
Foreign currency (Cost $3,198) .............................        3,198
Cash .......................................................       51,928
Receivable for securities sold .............................    1,492,569
Interest and dividends receivable ..........................      219,697
Receivable from Distributor (Note 3) .......................      155,937
Receivable for open forward contracts ......................       76,712
Receivable for fund shares sold ............................        6,678
Other assets ...............................................          529
                                                              -----------
                                                               61,666,462
LIABILITIES
Payable for collateral received on securities loaned .......    5,166,022
Payable for securities purchased ...........................    2,098,770
Payable for fund shares redeemed ...........................       90,160
Payable for open forward contracts .........................       35,512
Accrued management fee (Note 2) ............................       34,550
Accrued transfer agent and shareholder services
  (Note 2) .................................................       30,799
Accrued administration fee .................................       16,903
Accrued trustees' fees (Note 2) ............................       11,648
Payable for variation margin ...............................        5,406
Other accrued expenses .....................................       56,835
                                                              -----------
                                                                7,546,605
                                                              -----------
NET ASSETS                                                    $54,119,857
                                                              ===========
Net Assets consist of:
  Undistributed net investment income ......................  $   122,818
  Unrealized depreciation of investments ...................     (781,571)
  Unrealized appreciation of forward contracts and
    foreign currency .......................................       39,063
  Unrealized depreciation of futures contracts .............      (10,648)
  Accumulated net realized gain ............................    1,239,106
  Paid-in capital ..........................................   53,511,089
                                                              -----------
                                                              $54,119,857
                                                              ===========
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($54,119,857 / 5,795,536 shares) .........................        $9.34
                                                                    =====

**Includes securities on loan valued at $5,141,768

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended October 31, 2001

INVESTMENT INCOME
Interest, net of foreign taxes of $10,528 (Note 1) ...............   $1,101,035
Dividends ........................................................      396,634
                                                                    -----------
                                                                      1,497,669
EXPENSES
Management fee (Note 2) ..........................................      441,602
Custodian fee ....................................................      165,790
Transfer agent and shareholder services (Note 2) .................      111,086
Administration fee (Note 2) ......................................       96,207
Reports to shareholders ..........................................       81,329
Audit fee ........................................................       23,475
Registration fees ................................................       16,480
Trustees' fees (Note 2) ..........................................        9,657
Legal fees .......................................................        9,045
Miscellaneous ....................................................       12,255
                                                                    -----------
                                                                        966,926
Expenses borne by the Distributor (Note 3) .......................     (319,243)
                                                                    -----------
                                                                        647,683
                                                                    -----------
Net investment income ............................................      849,986
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY, FORWARD CONTRACTS AND FUTURES CONTRACTS
Net realized gain on investments (Notes 1 and 4) .................    1,503,792
Net realized gain on foreign currency and
  forward contracts (Note 1) .....................................       15,720
Net realized gain on futures contracts (Note 1) ..................       21,562
                                                                    -----------
  Total net realized gain ........................................    1,541,074
                                                                    -----------
Change in unrealized depreciation of investments .................   (7,564,130)
Change in unrealized appreciation of foreign currency and forward
  contracts ......................................................       10,475
Change in unrealized depreciation of futures contracts ...........       (9,254)
                                                                    -----------
  Total change in unrealized depreciation ........................   (7,562,909)
                                                                    -----------
Net loss on investments, foreign currency, forward
  contracts and futures contracts ................................   (6,021,835)
                                                                    -----------
Net decrease in net assets resulting from operations .............  ($5,171,849)
                                                                    ===========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------

                                                                      YEARS ENDED OCTOBER 31
                                                                 --------------------------------
                                                                      2000               2001
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .........................................  $ 1,382,283           $  849,986
Net realized gain on investments, foreign
  currency, forward contracts and futures
  contracts ...................................................    8,588,144            1,541,074
Net unrealized depreciation of investments,
  foreign currency, forward contracts and
  futures contracts ...........................................     (617,718)          (7,562,909)
                                                                 -----------          -----------
Net increase (decrease) resulting from
  operations ..................................................    9,352,709           (5,171,849)
                                                                 -----------          -----------
Dividends from net investment income --
  Class S .....................................................   (1,021,200)          (1,114,182)
                                                                 -----------          -----------
Distributions from capital gains --
  Class S .....................................................   (1,625,786)          (9,099,473)
                                                                 -----------          -----------
Class S share transactions (Note 6):
  Proceeds from sale of shares ................................    3,933,244            2,801,463
  Net asset value of shares issued in
    payment of:
    Dividends from net investment
      income ..................................................      348,148              339,385
    Distributions from capital gains ..........................    1,625,782            9,099,473
  Cost of shares repurchased ..................................   (9,801,243)          (3,273,764)
                                                                 -----------          -----------
Net increase (decrease) from fund share
  transactions ................................................   (3,894,069)           8,966,557
                                                                 -----------          -----------
Total increase (decrease) in net assets........................    2,811,654           (6,418,947)
NET ASSETS
Beginning of year .............................................   57,727,150           60,538,804
                                                                 -----------          -----------
End of year (including undistributed
  net investment income of $388,573
  and $122,513, respectively) .................................  $60,538,804          $54,119,857
                                                                 ===========          ===========
Number of Class S shares:
  Sold ........................................................      320,814              276,002
  Issued upon reinvestment of:
    Dividends from net investment income                              29,185               34,501
    Distributions from capital gains ..........................      139,672              908,130
  Repurchased .................................................     (796,840)            (331,218)
                                                                 -----------          -----------
  Net increase (decrease) in fund shares                            (307,169)             887,415
                                                                 ===========          ===========


The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------

October 31, 2001

NOTE 1

State Street Research Strategic Portfolios: Aggressive (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business Trust in November 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of six separate funds: State Street Research Strategic Portfolios: Aggressive, State Street Research Government Income Fund, State Street Research Strategic Income Plus Fund, State Street Research Concentrated Growth Fund, State Street Research Health Sciences Fund and State Street Research International Equity Fund.

The investment objective of the fund is to provide high total return from, primarily, growth of capital and secondarily, current income, consistent with reasonable investment risk.

The fund is authorized to issue five classes of shares. Only Class S shares are presently available for purchase. Class A, Class B(1), Class B and Class C shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 5.75% and pay an annual service and distribution fees of 0.30% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and paid annual service and distribution fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect, wholly-owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended October 31, 2001, the fund has designated as long-term $7,856,581 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the fund's accounts. All commitments are marked-to-market at the applicable transaction exchange rates resulting in unrealized gains or losses. The fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At October 31, 2001, the value of the securities loaned and the value of collateral were $5,141,768 and $5,268,322 (including $5,166,022 of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio and $102,300 in U.S. government obligations), respectively. During the year ended ended October 31, 2001, income from securities lending amounted to $26,329 and is included in interest income.

I. FUTURES CONTRACTS
The fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the fund deposits with the selling broker sufficient cash or U.S. government securities to meet the minimum "initial margin" requirements. Thereafter, the fund receives from or pays to the broker cash or U.S. government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

J. CHANGE IN ACCOUNTING PRINCIPLE
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and discount on all fixed income securities. Upon initial adoption, the fund will be required to adjust the cost of its fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $16,605.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 2001, the fees pursuant to such agreement amounted to $441,602.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect, wholly-owned subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended October 31, 2001, the amount of such expenses was $97,633.

The fees of the Trustees not currently affiliated with the Adviser amounted to $9,657 during the year ended October 31, 2001.

The fund pays the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds. During the year ended October 31, 2001, the amount of such expenses was $96,207.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended October 31, 2001, the amount of such expenses assumed by the Distributor and its affiliates was $319,243.

NOTE 4

For the year ended October 31, 2001, purchases and sales of securities, exclusive of short-term obligations, aggregated $105,726,669 and $106,079,464 (including $12,025,452 and $15,611,416 of U.S. government obligations), respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund will pay annual distribution fees of 0.05% of average daily net assets for Class A shares and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $0.001 par value per share. At October 31, 2001, MetLife owned 4,050,232 Class S shares of the fund.

NOTE 7

At a meeting held on November 7, 2001, the Board of Trustees voted to liquidate the fund and to distribute the proceeds of such liquidation to the shareholders of the fund on or about February 22, 2002.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                               CLASS A
                                        --------------------
                                          NOVEMBER 1, 1996
                                        TO MARCH 27, 1997(a)
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)       12.45
                                               -----
  Net investment income ($)*                    0.10
  Net realized and unrealized gain
    on investments, foreign
    currency and forward contracts ($)          0.41
                                               -----
TOTAL FROM INVESTMENT OPERATIONS ($)            0.51
                                               -----
  Dividends from net investment income ($)     (0.13)
  Distribution from net capital gains ($)      (1.48)
                                               -----
TOTAL DISTRIBUTIONS ($)                        (1.61)
                                               -----
NET ASSET VALUE, END OF PERIOD ($)             11.35
                                               =====
Total return(b) (%)                             4.18(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period ($ thousands)         --
Expense ratio (%)*                              1.35(d)
Ratio of net investment income to
  average net assets (%)*                       1.69(d)
Portfolio turnover rate (%)                   136.48
* Reflects voluntary reduction of
  expenses of these amounts (Note 3) (%)        0.18


                                                                                CLASS S
                                     ----------------------------------------------------------------------------------------------
                                                                         YEARS ENDED OCTOBER 31
                                     ----------------------------------------------------------------------------------------------
                                             1997(a)             1998(a)             1999(a)             2000(a)            2001(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)        12.43               13.18               11.44               11.07              12.33
                                              -----               -----               -----               -----              -----
  Net investment income ($)*                   0.22                0.21                0.20                0.27               0.15
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts and
    futures contracts ($)                      2.27                0.17                1.25                1.50              (1.08)
                                              -----               -----               -----               -----              -----
TOTAL FROM INVESTMENT OPERATIONS ($)           2.49                0.38                1.45                1.77              (0.93)
                                              -----               -----               -----               -----              -----
  Dividends from net investment
    income ($)                                (0.26)              (0.24)              (0.15)              (0.20)             (0.21)

  Distributions from capital gains ($)        (1.48)              (1.88)              (1.67)              (0.31)             (1.85)
                                              -----               -----               -----               -----              -----
TOTAL DISTRIBUTIONS ($)                       (1.74)              (2.12)              (1.82)              (0.51)             (2.06)
                                              -----               -----               -----               -----              -----
NET ASSET VALUE, END OF YEAR ($)              13.18               11.44               11.07               12.33               9.34
                                              =====               =====               =====               =====               ====
Total return(b) (%)                           22.54                3.69               13.89               16.27              (8.51)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      77,753              55,848              57,727              60,539             54,120
Expense ratio (%)*                             1.10                1.10                1.10                1.10               1.10
Expense ratio after expense
  reductions (%)*                              1.10                1.10                1.10                1.10               1.10
Ratio of net investment income to
  average net assets (%)*                      1.79                1.81                1.82                2.22               1.44
Portfolio turnover rate (%)                  136.48              124.15              108.44              138.29             191.90
* Reflects voluntary reduction of
  expenses per share of
  these amounts (Note 3) (%)                   0.18                0.20                0.21                0.33               0.54
-----------------------------------------------------------------------------------------------------------------------------------

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.
(c) Not annualized.
(d) Annualized.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
STRATEGIC PORTFOLIOS: AGGRESSIVE

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic
Portfolios: Aggressive (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 7, the Board of Trustees voted to liquidate the Fund on or about February 22, 2002.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2001

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------

For the year ended October 31, 2001, State Street Research Strategic
Portfolios: Aggressive Class S shares returned -8.51% for the 12 months ended October 31, 2001. That was significantly better than the S&P 500 Index, which returned -24.83% for the same period. The fund also outperformed the Lipper Flexible Portfolio Funds Average, which returned -12.70% for the 12 months.

The fund benefited from a decision to move toward a heavier-than-normal weighting in bonds during a period that was unfavorable for stocks was the biggest aid to performance for the 12-month period. The fund's exposure to stocks was reduced to around 70% (compared with a normal weighting of 80%). Also, within the stock portfolio, value stocks were overweighted. That was also a good call as value stocks were the best performing segment of an otherwise declining stock market.

Within the bond portfolio, an emphasis on high-grade bonds was rewarded as the group was a strong performer. High yield bonds were disappointments. They showed some promise at the beginning of the year. But as the economy weakened and prospects for a quick recovery were dashed, they gave back their gains and then some. The fund's small position in international bonds--about 3% of the portfolio--made a positive contribution to performance.

The fund's investments in growth stocks and international stocks detracted from performance, as both groups lost substantial ground during the year. A decision to overweight exposure to Japan further detracted from performance.

Changes to the portfolio were made primarily because of valuations. As the period progressed, the fund's investments in high grade debt, which had performed very well, were reduced and the proceeds were used to add back to the fund's equity position on the belief that stocks would represent good value. The fund's investment in value stocks was also cut back after their strong positive move and exposure to growth stocks was increased.

However, in light of the events of September 11 and a weakening economy, our moves may take longer to be rewarded.

October 31, 2001

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 Index (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indexes do not take sales charges into consideration. It is not possible to invest directly in an index; results are for illustrative purposes only.
                   CHANGE IN VALUE OF $10,000 BASED ON THE
                    S&P 500 INDEX AND THE LEHMAN BROTHERS
                   GOVERNMENT/CORPORATE BOND INDEX COMPARED
                  TO CHANGE IN VALUE OF $10,000 INVESTED IN
                       STRATEGIC PORTFOLIOS: AGGRESSIVE

                    Strategic Portfolios:                        Lehman Brothers
                    Aggressive--Class S      S&P 500 Index       Gov't/Corp Bond
"Inception 5/94"    10000                    10000               10000
"10/94"             10250                    10099               10451
"10/95"             11772                    11731               13211
"10/96"             13935                    12364               16393
"10/97"             17076                    13453               21654
"10/98"             17706                    14836               26420
"10/99"             20165                    14737               33201
"10/00"             23445                    15788               35219
"10/01"             21451                    18207               26453

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-----------------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
-----------------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RICHARD S. DAVIS                       RICHARD S. DAVIS
STRATEGIC PORTFOLIOS: AGGRESSIVE           Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President and Chief
Boston, MA 02111                           Chief Executive Officer                Executive Officer,
                                                                                  State Street Research &
INVESTMENT ADVISER                         BRUCE A. EBEL                          Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       JOHN H. KALLIS                         BRUCE R. BOND
Boston, MA 02111                           Vice President                         Former Chairman of the Board,
                                                                                  Chief Executive Officer and
DISTRIBUTOR                                JOHN S. LOMBARDO                       President, PictureTel Corporation
State Street Research                      Vice President
Investment Services, Inc.
One Financial Center                       MARK A. MARINELLA                      STEVE A. GARBAN
Boston, MA 02111                           Vice President                         Former Senior Vice President
                                                                                  for Finance and Operations and
SHAREHOLDER SERVICES                       JAMES M. WEISS                         Treasurer, The Pennsylvania
State Street Research                      Vice President                         State University
Service Center
P.O. Box 8408                              KENNARD WOODWORTH, JR.
Boston, MA 02266-8408                      Vice President                         DEAN O. MORTON
1-87-SSR-FUNDS (1-877-773-8637)                                                   Former Executive Vice President,
                                           DOUGLAS A. ROMICH                      Chief Operating Officer and
CUSTODIAN                                  Treasurer                              Director, Hewlett-Packard
State Street Bank and                                                             Company
Trust Company                              EDWARD T. GALLIVAN, JR.
225 Franklin Street                        Assistant Treasurer
Boston, MA 02110                                                                  SUSAN M. PHILLIPS
                                           FRANCIS J. MCNAMARA, III               Dean, School of Business and
LEGAL COUNSEL                              Secretary and General Counsel          Public Management, George
Goodwin Procter LLP                                                               Washington University; former
Exchange Place                             DARMAN A. WING                         Member of the Board of Governors
Boston, MA 02109                           Assistant Secretary and                of the Federal Reserve System and
                                           Assistant General Counsel              Chairman and Commissioner of
INDEPENDENT ACCOUNTANTS                                                           the Commodity Futures Trading
PricewaterhouseCoopers LLP                 SUSAN E. BREEN                         Commission
160 Federal Street                         Assistant Secretary
Boston, MA 02110
                                           AMY L. SIMMONS                         TOBY ROSENBLATT
                                           Assistant Secretary                    President,
                                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH PORTFOLIOS: AGGRESSIVE               ------------------
One Financial Center                                            PRSRT STD
Boston, MA 02111-2690                                             AUTO
                                                            U.S. POSTAGE PAID
                                                              HOLLISTON, MA
                                                              PERMIT NO. 20
                                                           ------------------

QUESTIONS? COMMENTS?

E-MAIL us at:
     info@ssrfunds.com

VISIT us on the Internet at:
     www.ssrfunds.com

CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637)
     Hearing-impaired: 1-800-676-7876
     Chinese- and Spanish-speaking: 1-888-638-3193

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[logo] State Street Research



(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be accompanied or preceded by a current State Street Research Strategic Portfolios: Agressive prospectus.

When used after December 31, 2001, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp1202) SSR-LD                                    SP-2852-1201

--------------------------------------------------------------------------------
                             STATE STREET RESEARCH
--------------------------------------------------------------------------------
                           STRATEGIC INCOME PLUS FUND
                        --------------------------------

                         ANNUAL REPORT
                         October 31, 2001

                         --------------------------------
                                 WHAT'S INSIDE
                         --------------------------------

                         FROM THE CHAIRMAN
                         America Begins to Regain Its
                         Optimism

                         PORTFOLIO MANAGER'S REVIEW
                         Stocks Hampered Performance in
                         a Good Year for Bonds

                         FUND INFORMATION
                         Facts and Figures

                         PLUS, COMPLETE PORTFOLIO HOLDINGS
                         AND FINANCIAL STATEMENTS



                                                              [dalbar logo]

                                                                  DALBAR
                                                           HONORS COMMITMENT TO:
                                                                INVESTORS
                                                                   2000


                                                               For Excellence
                                                                     in
                                                                  Service

[logo] State Street Research

FROM THE CHAIRMAN


[Photo of Richard S. Davis]

DEAR SHAREHOLDER:
The U.S. economy limped into 2001 with a growth rate of just over 1%. The Federal Reserve Board acted quickly and decisively to help prop up consumer confidence and ignite business activity by initiating a series of interest rate cuts early in January.

However, business found itself saddled with inventories as capital goods orders slipped and productivity made a poor showing, which raised labor costs. Consumers remained the one bright spot, as they continued to spend through the summer. However, by the time the tragic events of September 11 occurred, there was simply nothing on which to pin hopes of a quick recovery. The direct hit to certain sectors of the market, such as airlines and insurance, were simply more than the U.S. economy or the stock market could bear. And, the U.S. economy was pushed to the brink of recession as the needle of economic growth dipped into negative territory for the first time in a decade.

STOCKS
The U.S. stock market delivered double-digit losses over the 12 months ended October 31, 2001. Technology stocks suffered most, with some segments off more than 50%. The S&P 500 Index returned -24.83%.(1) Value stocks were more resilient than growth stocks, and small-cap value was the stock market's only positive performer. The Russell 2000 Value Index returned 8.75% for the year.(1)

BONDS
The bond market provided an attractive alternative for investors and helped cushion stock market losses for investors with diversified portfolios. Nearly all major segments of the U.S. bond market delivered double-digit returns, with the highest-quality bonds leading the way. The Lehman Brothers Aggregate Bond Index, a broad measure of government and corporate bonds, gained 14.56%.(1) Only high-yield bonds, which tend to move with the stock market, fell short. The CSFB Global High Yield II Index eked out a return of 0.59% for the 12-month period.(1) After a surge in the early months of the calendar year, the high-yield bond sector gave back all its gains.

INTERNATIONAL
Economies around the globe felt the draft of a weakening U.S. economy. Economic growth slowed in most major industrial nations and for many emerging nations as well. Central banks lowered interest rates to help prop up sagging economies, and international bonds were the primary beneficiaries. A new prime minister in Japan kindled hopes that the nation might see an end to the economic and financial woes that have plagued it for more than a decade, then dimmed when no material change occurred. Most foreign stock markets were in the red. The Morgan Stanley Capital International (MSCI) EAFE Index, a common measure of foreign stock market performance, returned -24.93%, remarkably--and disappointingly--close to the return of the S&P 500 Index.(1)

LOOKING AHEAD
Although this year will be forever remembered for the unprecedented tragic events that took place on September 11, and the men and women who lost their lives, it is also important to remind ourselves that the basic political, military and economic strength of this great nation remains intact. The stock market's recovery in the final month of this period was a strong, positive sign that Americans have already regained their optimism. Now is a good time to stick with your investment plan and talk with your financial adviser. Your adviser can help you identify opportunities and strategies that look attractive in the current environment. It's a good way to start the new year.

Sincerely,

/s/ Richard S. Davis
Richard S. Davis
Chairman


(1) The S&P 500 Index (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 2000 Value Index contains only those stocks within the complete Russell 2000 Index (a small-company index) that show below average growth. The Lehman Brothers Aggregate Bond Index includes fixed- rate debt issues rated investment grade or higher. The CSFB Global High Yield II Index mirrors the public high-yield debt market representing a total of 250 different sectors within this market. The MSCI EAFE Index is a market capitalization- weighted index, comprised of stocks from Europe, Australasia, and the Far East. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index. The Lipper Flexible Income Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.
(2) 5.00% for Class B(1) shares; 4.96% for Class B shares; 4.94% for Class C shares; 6.02% for Class S shares.
(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.
(4) Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.
(5) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.
(6) Returns for the period from May 16, 1994 to March 27, 1997 reflect actual performance of the fund prior to the liquidation of outstanding Class A shares in 1997. Returns shown for all other periods, including periods prior to the reintroduction of Class A shares in 1999, reflect performance of Class S shares. Returns shown are for periods prior to the creation of the class in 1999. They reflect performance of Class S shares, adjusted for shareholder and annual fund operating expenses.


PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND
TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.


--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 2001, except where noted)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIOD ENDED 9/30/01
(at maximum applicable sales charge)(3)(4)(5)(6)
-------------------------------------------------------------------
                          LIFE OF FUND
                        (since 5/16/94)   5 YEARS        1 YEAR
-------------------------------------------------------------------
Class A                      7.59%         6.21%         -3.56%
-------------------------------------------------------------------
Class B(1)                   8.34%         6.89%         -3.23%
-------------------------------------------------------------------
Class B                      8.34%         6.90%         -3.17%
-------------------------------------------------------------------
Class C                      8.35%         7.19%          0.70%
-------------------------------------------------------------------
Class S                      8.65%         7.63%          2.60%
-------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
(does not reflect sales charge)(3)(5)(6)
-------------------------------------------------------------------
                          LIFE OF FUND
                        (Since 5/16/94)   5 YEARS       1 YEAR
-------------------------------------------------------------------
Class A                      8.83%         7.76%         5.83%
-------------------------------------------------------------------
Class B(1)                   8.71%         7.44%         5.00%
-------------------------------------------------------------------
Class B                      8.71%         7.45%         4.96%
-------------------------------------------------------------------
Class C                      8.70%         7.44%         4.94%
-------------------------------------------------------------------
Class S                      9.01%         7.89%         6.02%
-------------------------------------------------------------------

Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW
Strategic Income Plus Fund


[Photo of Jack Kallis]
     Jack Kallis
   Portfolio Manager

STOCKS HAMPERED PERFORMANCE IN A GOOD YEAR FOR BONDS

We spoke with Jack Kallis, portfolio manager of State Street Research Strategic Income Plus Fund, about the year ended October 31, 2001 and his views on the year ahead.

Q:  HOW DID THE FUND PERFORM LAST YEAR?

A: Class A shares of State Street Research Strategic Income Plus Fund returned 5.83% [without sales charge] for the 12 months ended October 31, 2001.(2) That was less than the Lehman Brothers Aggregate Bond Index, which returned 14.56% over the same period.(1) That is not surprising given that the fund has a stock market component: It was a bad year for stocks and a good year for bonds. The fund also underperformed the Lipper Flexible Income Funds Average, which returned 8.82% for the year.(1)

Q:  WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

A: The fund's stock allocation was a drag on performance. Although we were slightly under our 30% normal allocation, the decline in the stock market was severe enough to have a significant negative impact. However, because we emphasized value stocks, which delivered positive returns for the year, our investments were actually only down by about half as much as the S&P 500 Index-- -12% for the fund's stock portfolio compared to -24.8% for the S&P 500 Index.(1) Two of the best performing positions in the portfolio were ACNielsen Corp., the television ratings company, and Ball Corp., which makes glass jars and containers. ACNielsen was bought out by VNU, a Dutch publishing company, for cash. Ball Corp. benefited from a significant profit improvement. Both stocks were up more than 75% for the period.

Unfortunately, those gains were more than offset by losses among large-cap growth stocks, particularly from our investments in the technology sector. The fund was also hurt by our international exposure. We made a decision to overweight Japanese stocks because we believed that a new prime minister offered hope for the ailing Japanese economy. When improvements failed to materialize, we reduced our investments in Japan.

Q:  HOW DID THE EVENTS OF SEPTEMBER 11 AFFECT THE PORTFOLIO?

A: Our investments in airlines, hotels and insurance companies were hit hard. We sold our position in AMR, the holding company for American Airlines, but we held onto our investments in the other industries on the belief that they would rebound after the market had time to reevaluate their prospects. That strategy certainly paid off with General Re, an insurance company. Its stock price was hurt in September. But once investors realized that they could cover their claims and that they would be able to rewrite policies at higher premiums, the stock price rallied in October.

Q:  HOW DID THE FUND'S BOND INVESTMENTS PERFORM?

A: The U.S. bond portion of the portfolio returned approximately 15% compared to 14.56% for the Lehman Brothers Aggregate Bond Index.(1) The fund benefited from our decision to increase our investment in high- grade bonds. Our investments in international bonds also did well. Interest rates fell around the world, and the euro strengthened during the period.

Q: SHAREHOLDERS HAVE APPROVED A LIQUIDATION OF THE FUND'S ASSETS ON OR ABOUT DECEMBER 14. DID THAT AFFECT YOUR STRATEGY WITH THE PORTFOLIO DURING THIS PERIOD?

A: Yes, it did. As I have sold any bonds from the portfolio, I have used the proceeds to purchase U.S. Treasury bonds, because they are highly liquid. On the equity side, as I have sold stocks, I have replaced them with investments in indexes that are available in each sector, such as a value index and a large cap growth index. In the final days of the fund, we'll sell the indexes. That will allow us to maintain market-weighted exposure to the different segments of the market with less volatility as we move toward the liquidation date.


October 31, 2001


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET ALLOCATION
(by percentage of net assets)

Bonds                                     68%
Equities                                  29%
Cash                                       3%


TOP 5 BOND SECTORS
(by percentage of net assets)

U.S. Agency Mortgage                    27.0%
Finance/Mortgage                        19.2%
Corporate                               12.8%
Foreign Government                       4.0%
U.S. Treasury                            4.0%

Total: 67.0%


TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)

Drugs & Biotechnology                    2.0%
Computer Software                        1.8%
Commercial Services                      1.6%
Insurance                                1.5%
Communications, Media & Entertainment    1.6%

Total:  8.4%

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                        VALUE
                                                                       SHARES          (NOTE 1)
-------------------------------------------------------------------------------------------------
EQUITY SECURITIES 29.3%
AUTOMOBILES & TRANSPORTATION 0.9%
AIR TRANSPORT 0.2%
AMR Corp.* ........................................................        4,400       $   80,080
                                                                                       ----------
AUTOMOTIVE PARTS 0.4%
Delphi Automotive Systems Corp. ...................................        8,300           96,363
Navistar International Corp.* .....................................        1,600           48,000
                                                                                       ----------
                                                                                          144,363
                                                                                       ----------
TRUCKERS 0.3%
CNF Transportation Inc. ...........................................        3,700           81,733
                                                                                       ----------
Total Automobiles & Transportation ................................                       306,176
                                                                                       ----------
CONSUMER DISCRETIONARY 7.4%
ADVERTISING AGENCIES 0.6%
Interpublic Group of Companies, Inc. ..............................        4,100           92,045
Valassis Communications Inc.* .....................................        3,200           99,840
                                                                                       ----------
                                                                                          191,885
                                                                                       ----------
CASINOS/GAMBLING, HOTEL/MOTEL 1.4%
Harrah's Entertainment Inc.* ......................................        3,500          101,955
Hilton Hotels Corp. ...............................................       11,300           96,728
International Game Technology Inc.* ...............................        5,400          275,670
                                                                                       ----------
                                                                                          474,353
                                                                                       ----------
COMMERCIAL SERVICES 1.6%
Cendant Corp.* ....................................................       20,540          266,198
Manpower Inc. .....................................................        3,000           85,680
Republic Services Inc.* ...........................................        4,800           78,624
Viad Corp. ........................................................        5,400          105,300
                                                                                       ----------
                                                                                          535,802
                                                                                       ----------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 1.5%
AOL Time Warner Inc.* .............................................        5,400          168,534
Gemstar International Group Ltd.* .................................        5,340          108,242
USA Networks Inc.* ................................................       11,600          213,904
                                                                                       ----------
                                                                                          490,680
                                                                                       ----------
HOUSEHOLD FURNISHINGS 0.6%
Black & Decker Corp. ..............................................        2,700           89,343
Newell Rubbermaid Inc. ............................................        3,700          102,268
                                                                                       ----------
                                                                                          191,611
                                                                                       ----------
LEISURE TIME 0.3%
Royal Caribbean Cruises Ltd. ......................................        7,500           82,500
                                                                                       ----------
PRINTING & PUBLISHING 0.2%
Reader's Digest Association Inc. Cl. A ............................        3,900           69,030
                                                                                       ----------
RESTAURANTS 0.2%
Darden Restaurants Inc. ...........................................        2,400           76,848
                                                                                       ----------
RETAIL 1.0%
Bed Bath & Beyond Inc.* ...........................................        4,770          119,536
Federated Department Stores Inc.* .................................        2,800           89,572
Staples Inc.* .....................................................        6,800           99,144
TJX Companies, Inc. ...............................................        1,200           40,560
                                                                                       ----------
                                                                                          348,812
                                                                                       ----------
Total Consumer Discretionary ......................................                     2,461,521
                                                                                       ----------
FINANCIAL SERVICES 4.6%
BANKS & SAVINGS & LOAN 0.7%
City National Corp. ...............................................          600           24,600
Comerica Inc. .....................................................        2,200          101,398
KeyCorp. ..........................................................        2,400           51,024
Mercantile Bankshares Corp. .......................................        1,300           49,686
                                                                                       ----------
                                                                                          226,708
                                                                                       ----------
INSURANCE 1.5%
ACE Limited .......................................................        3,800          133,950
Saint Paul Companies, Inc. ........................................        4,580          210,222
XL Capital Ltd. Cl. A .............................................        1,990          172,851
                                                                                       ----------
                                                                                          517,023

                                                                                       ----------
MISCELLANEOUS FINANCIAL 1.2%
Ambac Financial Group, Inc. .......................................        2,000           96,000
Capital One Financial Corp. .......................................        1,900           78,489
Citigroup, Inc. ...................................................        2,786          126,819
MGIC Investment Corp. .............................................        1,800           93,132
                                                                                       ----------
                                                                                          394,440
                                                                                       ----------
SECURITIES BROKERAGE & SERVICES 1.2%
Lehman Brothers Holdings Inc. .....................................        5,000          312,300
Stilwell Financial Inc. ...........................................        3,900           78,429
                                                                                       ----------
                                                                                          390,729
                                                                                       ----------
Total Financial Services ..........................................                     1,528,900
                                                                                       ----------
HEALTHCARE 2.1%
DRUGS & BIOTECHNOLOGY 2.0%
Biogen Inc.* ......................................................        3,280          180,400
Genzyme Corp.* ....................................................        3,430          185,049
ICN Pharmaceuticals Inc. ..........................................        3,900           94,419
Inhale Therapeutic Systems Inc.* ..................................        5,550           97,125
Pharmacia Corp. ...................................................        2,160           87,523
                                                                                       ----------
                                                                                          644,516
                                                                                       ----------
HEALTHCARE SERVICES 0.1%
Anthem Inc.* ......................................................        1,000           41,880
                                                                                       ----------
Total Healthcare ..................................................                       686,396
                                                                                       ----------
INTEGRATED OILS 0.3%
INTEGRATED DOMESTIC 0.3%
Unocal Corp. ......................................................        2,800           90,160
                                                                                       ----------
Total Integrated Oils .............................................                        90,160
                                                                                       ----------
MATERIALS & PROCESSING 1.5%
CHEMICALS 0.3%
Rohm & Haas Co. ...................................................        2,900           94,163
                                                                                       ----------
CONTAINERS & PACKAGING 0.1%
Smurfit Stone Container Corp.* ....................................        2,800           41,468
                                                                                       ----------
DIVERSIFIED MANUFACTURING 0.3%
American Standard Companies Inc.* .................................        1,700           98,430
                                                                                       ----------
PAPER & FOREST PRODUCTS 0.1%
Westvaco Corp. ....................................................        2,200           54,010
                                                                                       ----------
STEEL 0.7%
Alaska Steel Holding Corp.* .......................................        8,200           74,620
Allegheny Technologies Inc. .......................................        5,100           75,480
Harsco Corp. ......................................................        2,500           79,875
                                                                                       ----------
                                                                                          229,975
                                                                                       ----------
Total Materials & Processing ......................................                       518,046
                                                                                       ----------
OTHER 0.3%
MULTI-SECTOR 0.3%
SPX Corp.* ........................................................        1,000           99,600
                                                                                       ----------
Total Other .......................................................                        99,600
                                                                                       ----------
OTHER ENERGY 1.8%
OIL & GAS PRODUCERS 1.1%
Anadarko Petroleum Corp. ..........................................        4,250          242,463
Ocean Energy Inc. .................................................        5,700          104,025
                                                                                       ----------
                                                                                          346,488
                                                                                       ----------
OIL WELL EQUIPMENT & SERVICES 0.7%
Noble Drilling Corp.* .............................................        8,020          245,011
                                                                                       ----------
Total Other Energy ................................................                       591,499
                                                                                       ----------
PRODUCER DURABLES 0.8%
AEROSPACE 0.1%
Rockwell Collins Inc. .............................................        2,500           33,750
                                                                                       ----------
INDUSTRIAL PRODUCTS 0.1%
Parker Hannifin Corp. .............................................        1,300           46,670
                                                                                       ----------
PRODUCTION TECHNOLOGY EQUIPMENT 0.1%
Novellus Systems Inc.* ............................................        1,200           39,636
                                                                                       ----------
TELECOMMUNICATIONS EQUIPMENT 0.5%
American Tower Corp. Cl. A* .......................................       13,990          154,170
                                                                                       ----------
Total Producer Durables ...........................................                       274,226
                                                                                       ----------
TECHNOLOGY 5.1%
COMMUNICATIONS TECHNOLOGY 0.6%
Avaya Inc.* .......................................................       10,000           89,300
NCR Corp.* ........................................................        3,500          124,075
                                                                                       ----------
                                                                                          213,375
                                                                                       ----------
COMPUTER SOFTWARE 1.8%
Amdocs Ltd.* ......................................................        3,970          103,657
Check Point Software Technologies Ltd.* ...........................        2,920           86,198
Mercury Interactive Corp.* ........................................        5,630          134,107
Peregrine Systems Inc.* ...........................................        7,800          112,632
Veritas Software Co.* .............................................        5,620          159,495
                                                                                       ----------
                                                                                          596,089
                                                                                       ----------
COMPUTER TECHNOLOGY 0.4%
EMC Corp.* ........................................................        9,560          117,779
                                                                                       ----------
ELECTRONICS 1.0%
Applera Corp. - Applied Biosystems Group ..........................        4,200          122,556
Kopin Corp.* ......................................................       16,730          210,631
Philips Electronics NV* ...........................................          649           14,733
                                                                                       ----------
                                                                                          347,920
                                                                                       ----------
ELECTRONICS: SEMICONDUCTORS/COMPONENTS 1.3%
Advanced Micro Devices Inc.* ......................................        7,800           76,752
Analog Devices Inc.* ..............................................        2,560           97,280
Cypress Semiconductor Corp.* ......................................        3,300           65,175
Intersil Corp.* ...................................................        5,430          177,833
                                                                                       ----------
                                                                                          417,040
                                                                                       ----------
Total Technology ..................................................                     1,692,203
                                                                                       ----------
UTILITIES 0.9%
ELECTRICAL 0.9%
Covanta Energy Corp.* .............................................        6,700        $  87,234
Edison International Corp.* .......................................        3,600           51,156
Energy East Corp. .................................................        4,400           82,808
Progress Energy Inc. ..............................................        2,100           88,557
                                                                                       ----------
                                                                                          309,755
                                                                                       ----------
Total Utilities ...................................................                       309,755
                                                                                       ----------
NON-U.S. EQUITIES 3.6%
Autoliv Inc. ......................................................        3,800           60,027
BG Group PLC ......................................................       12,000           45,368
Boots Co. PLC* ....................................................        3,000           26,367
BP Amoco PLC* .....................................................        7,200           58,050
Domtar Inc. .......................................................        5,800           44,776
Familymart Co. Ltd. ...............................................        3,000           61,447
Fortis NV .........................................................        2,200           52,042
IHC Caland NV .....................................................          650           32,418
Invensys PLC* .....................................................        5,113            4,698
Kaneka Corp. ......................................................        6,000           41,568
Kyocera Corp. .....................................................          400           27,190
Marks & Spencer PLC ...............................................        7,700           32,103
Nestle SA .........................................................          200           41,460
Nokia AB Oy .......................................................        3,800           79,398
Novo Nordisk A/S ..................................................          900           36,470
Rohm Co. Ltd. .....................................................          100           10,633
Ryohin Keikaku Co. Ltd. ...........................................        2,100           50,039
Sage Group PLC* ...................................................       13,187           41,752
Saipem SpA ........................................................        7,500           37,035
Sekisui Chemical Co. Ltd. .........................................       10,000           28,479
Skandinaviska Enskilda ............................................        8,000           61,124
Stora Enso Oyj ....................................................        6,100           73,198
Swisscom AG .......................................................          100           27,732
Tate & Lyle PLC* ..................................................        5,324           22,803
TDC A/S ...........................................................        1,150           39,447
TDK Corp. .........................................................          300           13,318
Technip ...........................................................          350           39,540
Telenor ASA .......................................................       10,700           41,239
The Furukawa Electric Co. Ltd. ....................................        2,300           13,251
The Swatch Group AG* ..............................................        2,100           34,865
Vodafone Group PLC ................................................       17,600           40,652
                                                                                       ----------
Total Non-U.S. Equities ...........................................                     1,218,489
                                                                                       ----------
Total Equity Securities (Cost $9,963,609) .........................                     9,776,971
                                                                                       ----------

------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL             MATURITY
                                                            AMOUNT                DATE
------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 67.4%
U.S. TREASURY 4.0%
U.S. Treasury Bond, 11.25%** .........................      $  275,000            2/15/2015          452,202
U.S. Treasury Bond, 10.625% ..........................         125,000            8/15/2015          198,827
U.S. Treasury Bond, 8.875% ...........................         200,000            2/15/2019          290,188
U.S. Treasury Bond, 8.125% ...........................         150,000            8/15/2021          207,609
U.S. Treasury Bond, 6.75% ............................         100,000            8/15/2026          123,172
U.S. Treasury Note, 7.00% ............................          50,000            7/15/2006           57,309

                                                                                                  ----------
                                                                                                   1,329,307

                                                                                                  ----------

-------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL             MATURITY             VALUE
                                                            AMOUNT                DATE              (NOTE 1)
-------------------------------------------------------------------------------------------------------------
U.S. AGENCY MORTGAGE 27.0%
Federal National Mortgage Association, 7.125% ........       $  25,000            6/15/2010       $    29,067
Federal National Mortgage Association, 6.25% .........         175,000            2/01/2011           189,108
Federal National Mortgage Association, 5.50% .........          77,110            2/01/2014            78,459
Federal National Mortgage Association, 6.50% .........         363,442           12/01/2014           378,204
Federal National Mortgage Association, 6.50% .........         228,129           12/01/2015           237,040
Federal National Mortgage Association TBA, 6.00% .....         475,000           11/19/2016           488,210
Federal National Mortgage Association TBA, 7.00% .....         650,000           11/19/2016           682,097
Federal National Mortgage Association, 6.50% .........         198,299            9/01/2028           204,310
Federal National Mortgage Association, 6.50% .........         276,224           11/01/2028           284,596
Federal National Mortgage Association, 6.50% .........         242,336           12/01/2028           249,681
Federal National Mortgage Association, 6.00% .........         141,213            2/01/2029           143,508
Federal National Mortgage Association, 7.50% .........         271,129            7/01/2029           285,615
Federal National Mortgage Association, 7.00% .........         248,199           12/01/2029           258,668
Federal National Mortgage Association, 7.125% ........         175,000            1/15/2030           211,284
Federal National Mortgage Association, 7.00% .........         357,662            2/01/2030           372,974
Federal National Mortgage Association, 7.25% .........         200,000            5/15/2030           245,218
Federal National Mortgage Association, 6.50% .........         148,472            5/01/2031           152,647
Federal National Mortgage Association, 6.50% .........         173,923            8/01/2031           178,813
Federal National Mortgage Association TBA, 6.00% .....         700,000           11/14/2031           708,316
Federal National Mortgage Association TBA, 6.50% .....       1,025,000           11/14/2031         1,053,833
Government National Mortgage Association, 6.50% ......         112,523            7/15/2009           118,254
Government National Mortgage Association, 7.50% ......         106,679           12/15/2010           113,412
Government National Mortgage Association, 7.50% ......         183,425           12/15/2014           194,488
Government National Mortgage Association, 7.00% ......         152,089            1/15/2025           159,741
Government National Mortgage Association, 7.00% ......          43,831           10/15/2025            45,872
Government National Mortgage Association, 7.00% ......         171,185            6/15/2028           178,727
Government National Mortgage Association, 7.00% ......         355,017           10/15/2028           370,659
Government National Mortgage Association, 6.50% ......         513,919           11/15/2028           531,264
Government National Mortgage Association, 7.00% ......         112,863           11/15/2028           118,047
Government National Mortgage Association, 7.50% ......         435,889           12/15/2028           459,183
Government National Mortgage Association, 7.00% ......         282,856            4/15/2031           295,231
                                                                                                  -----------
                                                                                                    9,016,526
                                                                                                  -----------
CANADIAN-YANKEE 0.4%
British Sky Broadcasting Group Inc. Note, 6.875% .....          75,000            2/23/2009            71,902
Province of Quebec Deb., 7.50% .......................          50,000            9/15/2029            58,852
                                                                                                  -----------
                                                                                                      130,754
                                                                                                  -----------
FOREIGN GOVERNMENT 4.0%
                                                       Canadian Dollar
Government of Canada, 6.00% ..........................         325,000            6/01/2011           222,019
                                                    New Zealand Dollar
Government of New Zealand, 8.00% .....................         675,000           11/15/2006           306,493
                                                                  Euro
Republic of Germany, 5.25% ...........................         175,000            1/04/2011           167,588
Republic of Greece, 8.80% ............................         532,942            6/19/2007           585,128
Republic of Poland, 6.00%# ...........................          50,000           10/27/2014            49,380
                                                                                                  -----------
                                                                                                    1,330,608
                                                                                                  -----------
FINANCE/MORTGAGE 19.2%
Arcadia Automobile Trust 97-B A5, 6.70% ..............          66,475            2/15/2005            67,319
Bank of America Corp. Sub. Note, 7.40% ...............         150,000            1/15/2011           164,878
Bear Stearns Commercial Mortgage Securties Inc. 99-WF2
  A1, 6.80% ..........................................         198,901            9/15/2008           214,130
Caterpillar Financial Asset Trust
  2001 Cl. A3, 4.85% .................................         100,000            4/25/2007           102,826
Citibank Credit Card Issuance Trust
  2001-C3, 6.65% .....................................          50,000            5/15/2008            53,190
Citibank Credit Card Issuance Trust Note 2000-C1,
  7.45% ..............................................         150,000            9/15/2007           163,780
Citibank Credit Card Issuance Trust Note 2001-B1,
  2.93% ..............................................         100,000            1/15/2010            99,750
Citibank Credit Card Master Trust Series 1999 Cl. A,
  6.65% ..............................................         200,000           11/15/2006           215,374
Citigroup Inc. Sr. Note, 6.50% .......................          75,000            1/18/2011            79,906
Citigroup Inc. Sub. Note, 7.25% ......................         125,000           10/01/2010           138,467
Countrywide Funding Corp. Note, 6.28% ................         100,000            1/15/2003           103,985
Credit Suisse FirstBoston USA Inc. Note, 5.875% ......          50,000            8/01/2006            51,895
Detroit Edison Sec. Note 2001 Cl. A5, 6.42% ..........         125,000            3/01/2015           135,231
Discover Card Master Trust 2000 Cl. A, 6.35% .........         175,000            7/15/2008           187,031
Discover Card Master Trust 2001 Cl. A, 5.30% .........         150,000           11/16/2006           156,810
DLJ Commercial Mortgage Corp. 2000-CKP1, 7.50% .......          50,000            9/10/2010            54,287
DLJ Commercial Mortgage Corp. 98-C2
  Cl. A1, 6.24% ......................................          75,000           11/12/2031            78,908
DLJ Commercial Mortgage Corp. 98-C2
  Cl. A1-A, 5.88% ....................................         146,853           11/12/2031           153,461
DLJ Commercial Mortgage Corp. 99-C1, 6.46% ...........          50,000            3/10/2032            53,157
ERAC USA Finance Co. Note, 6.95%+ ....................         100,000            3/01/2004           103,175
First Union Lehman Brothers Bank 98-C2
  Cl. A2, 6.56% ......................................         325,000           11/18/2035           349,476
First Union Lehman Brothers Bank 97-C2
  Cl. A2, 6.60% ......................................         100,000           11/18/2029           106,062
Florida Windstorm Underwriting Sr. Sec. Note, 7.125%+          125,000            2/25/2019           130,021
Ford Motor Credit Co., 7.50% .........................         125,000            6/15/2003           130,941
Ford Motor Credit Co., 7.50% .........................          75,000            3/15/2005            77,976
Ford Motor Credit Co. Note, 6.875% ...................         125,000            2/01/2006           127,989
Goldman Sachs Group Inc. Note, 7.625% ................          50,000            8/17/2005            54,881
Goldman Sachs Group LP Note, 6.625%+ .................          50,000           12/01/2004            53,663
Household Finance Corp. Note, 8.00% ..................         100,000            5/09/2005           110,325
International Lease Finance Corp. Note, 5.65% ........         100,000            8/15/2006            99,639
J.P. Morgan Chase & Co. Note, 6.75% ..................         100,000            2/01/2011           105,684
J.P. Morgan Commercial Mortgage Finance Corp. 99-C7,
  6.51% ..............................................         100,000           10/15/2035           105,720
John Hancock Global Funding Note, 7.90%+ .............         100,000            7/02/2010           114,356
LB Commercial Conduit Mortgage Trust
  97-LL1 Cl. A1, 6.79% ...............................         224,697           10/12/2034           232,492
LB Commercial Conduit Mortgage Trust
  98-C4 Cl. A1, 6.21% ................................          60,000           10/15/2035            63,019
MBNA Credit Card Master Trust Note 2001, 6.55% .......         100,000           12/15/2008           104,176
MBNA Master Credit Card Trust Series 1999-J-A, 7.00% .         225,000            2/15/2012           250,101
MBNA Master Credit Card Trust, Series 2000 Cl. A,
  6.90% ..............................................         300,000            1/15/2008           327,936
Merrill Lynch & Company Inc. Note, 5.35% .............         100,000            6/15/2004           104,516
Morgan Stanley Capital Inc. 98-F1 Cl. A1, 6.19% ......          35,108            1/15/2007            37,145
Morgan Stanley Capital Inc. 99-F1 Cl. A2, 6.21% ......         150,000           11/15/2031           158,640
NationsLink Funding Corp. 98-2, 7.105% ...............          50,000           11/20/2008            51,086
NationsLink Funding Corp. 98-2, 6.48% ................         100,000            8/20/2030           107,250
New Jersey Economic Development Authority Note Series
  A, 7.425% ..........................................          75,000            2/15/2029            88,762
Peco Energy Transport Trust Series 99-A
  Cl. A7, 6.13% ......................................          50,000            3/01/2009            53,258
PSE&G Transition Funding LLC, 6.45% ..................         150,000            3/15/2013           162,141
Salomon Brothers Mortgage Securities 2001 Cl. A2,
  6.23% ..............................................         150,000           12/18/2035           157,629
Salomon Brothers Mortgage Securities 2001-MMA Class
  A2, 6.13%+ .........................................         100,000            2/18/2034           104,938
Simon Property Group LP Note, 7.375% .................         100,000            1/20/2006           106,288
Spieker Properties LP Note, 6.80% ....................         100,000            5/01/2004           104,993
Suntrust Banks Inc. Note, 6.375% .....................         100,000            4/01/2011           104,559
U. S. Bank NA Note, 6.375% ...........................         100,000            8/01/2011           104,145
Wells Fargo Bank Sub. Note, 6.45% ....................          25,000            2/01/2011            26,202
                                                                                                  -----------
                                                                                                    6,393,569
                                                                                                  -----------
CORPORATE 12.8%
AOL Time Warner Inc. Note, 6.125% ....................         100,000            4/15/2006           104,362
AT&T Wireless Services Inc. Sr. Note, 8.75% ..........         100,000            3/01/2031           112,885
Atlantic Richfield Co. Note, 5.90% ...................          75,000            4/15/2009            78,581
Bell Atlantic Financial Services Inc. Note, 7.60% ....         175,000            3/15/2007           194,796
British Telecommunications PLC Note, 8.375% ..........          25,000           12/15/2010            28,329
British Telecommunications PLC Note, 8.875% ..........          75,000           12/15/2030            88,554
Canadian National Railways Co. Note, 6.375% ..........         100,000           10/15/2011           103,575
Clear Channel Communications, Inc. Sr. Note, 7.25% ...         100,000            9/15/2003           105,584
Coca-Cola Enterprises Inc. Deb., 5.75% ...............          75,000           11/01/2008            77,141
Columbia/HCA Healthcare Corp. Note, 6.87% ............         150,000            9/15/2003           153,000
Comcast Cable Communications Corp. Note, 6.375% ......         100,000            1/30/2006           105,079
Conagra Foods Inc. Note, 7.50% .......................         100,000            9/15/2005           108,777
Conoco Funding Co. Note, 5.45% .......................          75,000           10/15/2006            76,091
Daimler Chrysler North America Holdings Note, 6.90% ..         100,000            9/01/2004           103,403
Deutsche Telekom International Finance BV, 7.75% .....         100,000            6/15/2005           107,877
Electronic Data Systems Corp. Note, 7.45% ............          75,000           10/15/2029            82,151
Energy East Corp. Note, 7.75% ........................          50,000           11/15/2003            53,450
Exelon Corp. Sr. Note, 6.75% .........................         100,000            5/01/2011           104,850
France Telecom SA Note, 7.20%+ .......................         100,000            3/01/2006           106,937
International Paper Co. Note, 8.00% ..................          50,000            7/08/2003            53,429
International Paper Co. Note, 6.75% ..................          50,000            9/01/2011            51,168
Kellogg Co. Deb. Series B, 7.45% .....................          50,000            4/01/2031            55,195
Keyspan Corp. Note, 6.15% ............................         150,000            6/01/2006           158,589
Kroger Co. Sr. Note, 8.00% ...........................          50,000            9/15/2029            58,135
Lockheed Martin Corp. Deb., 8.50% ....................          50,000           12/01/2029            60,829
News America Inc. Sr. Deb., 7.125% ...................          50,000            4/08/2028            45,770
Nisource Finance Corp. Note, 7.50% ...................          50,000           11/15/2003            53,456
Norfolk Southern Corp. Sr. Note, 3.015% ..............         100,000            7/07/2003            99,656
Ohio Power Co. Sr. Note, 6.75% .......................          50,000            7/01/2004            53,023
Progress Energy Inc. Sr. Note, 7.10% .................         100,000            3/01/2011           108,350
Qwest Capital Funding Inc. Note, 7.90% ...............          75,000            8/15/2010            79,438
Safeway Inc. Note, 6.15% .............................         100,000            3/01/2006           105,730
Sprint Corp. Note, 6.00% .............................         125,000            1/15/2007           124,392
Telecom de Puerto Rico Inc. Sr. Note, 6.65% ..........         100,000            5/15/2006           103,256
Telus Corp. Note, 7.50% ..............................         100,000            6/01/2007           106,703
Tenet Healthcare Corp. Sr. Note, 5.375%+ .............         125,000           11/15/2006           124,411
Tyco International Group SA Note, 6.25% ..............          50,000            6/15/2003            51,906
Tyco International Group SA Note, 6.375% .............          50,000            2/15/2006            52,769
Union Pacific Corp. Deb., 6.625% .....................          75,000            2/01/2029            73,141
United Technologies Corp. Note, 6.70% ................         100,000            8/01/2028           103,063
Vodafone AirTouch PLC Note, 7.75% ....................          75,000            2/15/2010            83,093
Wal-Mart Stores, Inc., Note, 7.55% ...................         150,000            2/15/2030           177,241
Walt Disney Co. Note, 3.90% ..........................         125,000            9/15/2003           125,584
Weyerhaeuser Co. Note, 6.00% .........................         100,000            8/01/2006           103,912
WorldCom Inc. Note, 7.875% ...........................         100,000            5/15/2003           105,530
WorldCom Inc. Note, 7.50% ............................          75,000            5/15/2011            76,685
                                                                                                  -----------
                                                                                                    4,289,876
                                                                                                  -----------
Total Fixed Income Securities (Cost $21,500,875) ..........................................        22,490,640
                                                                                                  -----------
COMMERCIAL PAPER 10.8%
American Express Credit Corp., 2.58% .................         570,000           11/01/2001           570,000
American Express Credit Corp., 2.49% .................         773,000           11/02/2001           772,947
General Electric Capital Corp., 2.46% ................         800,000           11/08/2001           799,617
General Electric Capital Corp., 2.33% ................         230,000           11/14/2001           229,807
General Electric Capital Corp., 2.44% ................         600,000           11/14/2001           599,471
Pitney Bowes Inc., 2.40% .............................         620,000           11/07/2001           619,752
                                                                                                  -----------
Total Commercial Paper (Cost $3,591,594) ..................................................         3,591,594
                                                                                                  -----------
Total Investments (Cost $35,056,078) - 107.5% .............................................        35,859,205
Cash and Other Assets, Less Liabilities - (7.5)% ..........................................        (2,491,792)
                                                                                                  -----------
Net Assets - 100.0% .......................................................................       $33,367,413
                                                                                                  ===========

Federal Income Tax Information:
At October 31, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $35,204,205 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess
  of value over tax cost ................................................................         $ 1,776,481
Aggregate gross unrealized depreciation for all investments in which there is an excess
  of tax cost over value ................................................................          (1,121,481)
                                                                                                  -----------
                                                                                                  $   655,000
                                                                                                  ===========

--------------------------------------------------------------------------------

*   Nonincome-producing securities.

** A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2001.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securit ies among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 2001 were $719,600 and $737,501 (2.21% of net assets), respectively.

# Interest rates on this floating-rate bond will reset annually or biannually based on the six-month London Interbank Offered Ra te (LIBOR) plus 0.8125%.

ADR Stands for American Depositary Receipt, representing ownership of foreign securities.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond c ustomary settlement time. Although the unit price has been established, the principal value has not been finalized.

Forward currency exchange contracts outstanding at October 31, 2001, are as follows:

                                                                                                        UNREALIZED
                                                                                           CONTRACT     APPRECIATION   DELIVERY
TRANSACTION                                                              TOTAL VALUE         PRICE      (DEPRECIATION)     DATE
-----------------------------------------------------------------------------------------------------------------------------------
Buy British pounds, sell U.S. dollars                                      3,234 GBP     1.45480 GBP       $    (7)        11/05/01
Buy British pounds, sell U.S. dollars                                     15,697 GBP     1.45480 GBP           (33)        11/05/01
Buy British pounds, sell U.S. dollars                                     28,741 GBP     1.45480 GBP           (60)        11/05/01
Sell Canadian dollars, buy U.S. dollars                                  217,607 CAD     0.63367 CAD           756         11/01/01
Sell Canadian dollars, buy U.S. dollars                                  495,000 CAD     0.65134 CAD        10,502         11/09/01
Sell Canadian dollars, buy U.S. dollars                                   45,000 CAD     0.63686 CAD           303         11/09/01
Buy Canadian dollars, sell U.S. dollars                                  200,000 CAD     0.64592 CAD        (3,161)        11/09/01
Sell euro, buy U.S. dollars                                              310,000 EUR     0.87488 EUR        (7,521)        11/09/01
Sell euro, buy U.S. dollars                                               60,000 EUR     0.91700 EUR         1,072         11/09/01
Sell euro, buy U.S. dollars                                               45,000 EUR     0.91200 EUR           598         11/21/01
Sell euro, buy U.S. dollars                                              102,500 EUR     0.91208 EUR         1,369         11/21/01
Sell Japanese yen, buy U.S. dollars                                   37,528,421 JPY     0.00839 JPY         7,545         11/21/01
Sell Japanese yen, buy U.S. dollars                                   10,086,727 JPY     0.00808 JPY        (1,157)        12/28/01
Buy Japanese yen, sell U.S. dollars                                   23,807,574 JPY     0.00828 JPY        (2,058)        12/28/01
Sell New Zealand dollars, buy U.S. dollars                                53,501 NZD     0.41500 NZD           142         11/01/01
Sell New Zealand dollars, buy U.S. dollars                               105,000 NZD     0.43540 NZD         2,493         11/21/01
Sell New Zealand dollars, buy U.S. dollars                               155,000 NZD     0.43540 NZD         3,681         11/21/01
Sell New Zealand dollars, buy U.S. dollars                                50,000 NZD     0.43500 NZD         1,217         11/21/01
Sell New Zealand dollars, buy U.S. dollars                               430,000 NZD     0.40300 NZD        (3,621)        11/28/01
Buy Swiss francs, sell U.S. dollars                                       49,934 CHF     0.61170 CHF            (9)        11/05/01
                                                                                                           -------
                                                                                                           $12,051
                                                                                                           =======

Futures contracts open at October 31, 2001, are as follows:

                                                                                             UNREALIZED
                                                                     EXPIRATION             APPRECIATION
    TYPE                                  NOTIONAL AMOUNT              MONTH               (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                           $  500,000            December, 2001            $ 25,822
2-Year U.S. Treasury Notes                      600,000            December, 2001              15,620
5-Year U.S. Treasury Notes                    1,100,000            December, 2001             (14,466)
10-Year U.S. Treasury Notes                     400,000            December, 2001              (9,426)
                                                                                             --------
                                                                                             $ 17,550
                                                                                             =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
October 31, 2001

ASSETS
Investments, at value** (Cost $35,056,078) (Note 1) ..............  $35,859,205
Collateral for securities on loan ................................    3,792,190
Cash .............................................................        9,496
Receivable for securities sold ...................................    1,159,575
Interest and dividends receivable ................................      248,939
Receivable for open forward contracts ............................       29,678
Receivable from Distributor (Note 3) .............................       26,440
Receivable for variation margin (Note 1) .........................        1,953
Receivable for fund shares sold ..................................           50
Other assets .....................................................       18,728
                                                                    -----------
                                                                     41,146,254

LIABILITIES
Payable for securities purchased .................................    3,820,288
Payable for collateral received on securities loaned .............    3,792,190
Accrued transfer agent and shareholder services (Note 2) .........       43,297
Payable for open forward contracts ...............................       17,627
Accrued management fee (Note 2) ..................................       16,934
Accrued administration fee (Note 2) ..............................       10,576
Accrued trustees' fees (Note 2) ..................................        7,363
Payable for fund shares redeemed .................................        4,823
Accrued distribution and service fees (Note 5) ...................        2,293
Other accrued expenses ...........................................       63,450
                                                                    -----------
                                                                      7,778,841
                                                                    -----------
NET ASSETS                                                          $33,367,413
                                                                    ===========
Net Assets consist of:
  Undistributed net investment income ............................  $   114,911
  Unrealized appreciation of investments .........................      803,127
  Unrealized appreciation of futures contracts ...................       17,550
  Unrealized appreciation of forward contracts and
    foreign currency .............................................       10,733
  Accumulated net realized gain ..................................      727,286
  Paid-in capital ................................................   31,693,806
                                                                    -----------
                                                                    $33,367,413
                                                                    ===========
Net Asset Value and redemption price per share of Class A
  shares ($1,347,891 / 131,824 shares) ...........................       $10.23
                                                                         ======
Maximum Offering Price per share of Class A shares
  ($10.23 / 0.9425) ..............................................       $10.85
                                                                         ======
Net Asset Value and offering price per share of
  Class B(1) shares ($1,272,011 / 124,861 shares)* ...............       $10.19
                                                                         ======
Net Asset Value and offering price per share of
  Class B shares ($578,111 / 56,686 shares)* .....................       $10.20
                                                                         ======
Net Asset Value and offering price per share of
  Class C shares ($528,144 / 51,780 shares)* .....................       $10.20
                                                                         ======
Net Asset Value, offering price and redemption price per
  share of Class S shares ($29,641,256 / 2,897,539 shares) .......       $10.23
                                                                         ======

-------------------------------------------------------------------------------
 *Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge. **Includes securities on loan valued at $3,686,781.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
For the year ended October 31, 2001

INVESTMENT INCOME
Interest (Note 1) ................................................  $1,523,581
Dividends, net of foreign taxes of $2,368 ........................      98,807

                                                                    ----------
                                                                     1,622,388
EXPENSES
Management fee (Note 2) ..........................................     199,186
Custodian fee ....................................................     185,205
Transfer agent and shareholder services (Note 2) .................     140,637
Administration fee ...............................................      89,880
Reports to shareholders ..........................................      65,930
Registration fees ................................................      58,480
Audit fee ........................................................      19,560
Trustees' fees (Note 2) ..........................................       9,061
Distribution and service fees - Class A (Note 4) .................       2,876
Distribution and service fees - Class B(1) (Note 4) ..............       9,952
Distribution and service fees - Class B (Note 4) .................       6,061
Distribution and service fees - Class C (Note 4) .................       5,371
Legal fees .......................................................         670
Miscellaneous ....................................................      28,815
                                                                    ----------
                                                                       821,684
Expenses borne by the Distributor (Note 3) .......................    (498,362)
Fees paid indirectly (Note 2) ....................................        (282)
                                                                    ----------
                                                                       323,040
                                                                    ----------
Net investment income ............................................   1,299,348
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCY, FORWARD CONTRACTS
  AND FUTURES CONTRACTS
Net realized gain on investments (Notes 1 and 4) .................     769,787
Net realized gain on futures contracts (Note 1) ..................      77,332
Net realized gain on forward contracts and foreign currency
  (Note 1) .......................................................      12,064
                                                                    ----------
  Total net realized gain ........................................     859,183
                                                                    ----------
Change in unrealized depreciation of investments .................    (322,406)
Change in unrealized appreciation of futures contracts ...........      22,099
Change in unrealized depreciation of forward contracts and
  foreign currency ...............................................    (21,618)
                                                                    ----------
  Total change in unrealized depreciation ........................    (321,925)
                                                                    ----------
Net gain on investments, foreign currency, forward
  contracts and futures contracts ................................     537,258
                                                                    ----------
Net increase in net assets resulting from operations .............  $1,836,606
                                                                    ==========
The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

----------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------

                                                                    YEARS ENDED OCTOBER 31
                                                                 -----------------------------
                                                                      2000            2001
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .........................................  $ 1,588,073       $ 1,299,348
Net realized gain on investments, foreign currency, forward
  contracts and futures contracts .............................      740,333           859,183
Change in unrealized appreciation (depreciation) of
  investments, foreign currency, forward contracts and futures
  contracts ...................................................      208,444          (321,925)
                                                                 -----------        ----------
Net increase resulting from operations ........................    2,536,850         1,836,606
                                                                 -----------        ----------
Dividends from net investment income:
  Class A .....................................................      (22,697)          (43,707)
  Class B(1) ..................................................      (20,254)          (40,591)
  Class B .....................................................      (18,815)          (25,738)
  Class C .....................................................      (18,770)          (23,565)
  Class S .....................................................   (1,375,972)       (1,583,669)
                                                                 -----------        ----------
                                                                  (1,456,508)       (1,717,270)
                                                                 -----------        ----------
Distributions from capital gains:
  Class A .....................................................       (1,136)          (16,515)
  Class B(1) ..................................................       (1,136)          (17,542)
  Class B .....................................................       (1,136)          (12,659)
  Class C .....................................................       (1,136)          (12,734)
  Class S .....................................................      (70,420)         (697,934)
                                                                 -----------        ----------
                                                                     (74,964)         (757,384)
                                                                 -----------        ----------

Net increase (decrease) from fund share transactions (Note 7) .   (2,612,828)        2,325,401
                                                                 -----------        ----------
Total decrease in net assets ..................................   (1,607,450)       (1,687,353)

NET ASSETS
Beginning of year .............................................   33,287,510        31,680,060
                                                                 -----------        ----------

End of year (including undistributed net investment income of
  $514,363 and $114,911, respectively) ........................  $31,680,060       $33,367,413
                                                                 ===========       ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2001

NOTE 1

State Street Research Strategic Income Plus Fund (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of six separate funds: State Street Research Strategic Income Plus Fund, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Aggressive, State Street Research Concentrated Growth Fund, State Street Research Health Sciences Fund and State Street Research International Equity Fund.

The investment objective of the fund is to provide, primarily, a high level of current income and, secondarily, long-term growth of capital, consistent with the preservation of capital and reasonable investment risk.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B shares are being offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B
(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect, wholly-owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded and before the close of business of the fund are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended October 31, 2001, the fund has designated as long-term all of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the fund's accounts. All commitments are marked-to-market at the applicable transaction exchange rates resulting in unrealized gains or losses. The fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At October 31, 2001, the value of the securities loaned and the value of collateral were $3,686,781 and $3,792,190 (all consisting of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. During the year ended October 31, 2001, income from securities lending amounted to $13,025 and is included in interest income.

I. FUTURES CONTRACTS
The fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the fund deposits with the selling broker sufficient cash or U.S. government securities to meet the minimum "initial margin" requirements. Thereafter, the fund receives from or pays to the broker cash or U.S. government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

J. CHANGE IN ACCOUNTING PRINCIPLE
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and discount on all fixed income securities. Upon initial adoption, the fund will be required to adjust the cost of its fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the fund's net asset value, but will change the classifications of certain amounts between interest income and realized gain/loss in the Statement of Operations. The fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $30,839.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 2001, the fees pursuant to such agreement amounted to $199,186.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect, wholly-owned subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended October 31, 2001, the amount of such expenses was $59,812.

The fees of the Trustees not currently affiliated with the Adviser amounted to $9,061 during the year ended October 31, 2001.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the year ended October 31, 2001, the fund's transfer agent fees were reduced by $282 under this agreement.

The fund pays the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds. During the year ended October 31, 2001, the amount of such expenses was $89,880.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended October 31, 2001, the amount of such expenses assumed by the Distributor and its affiliates was $498,362.

NOTE 4

For the year ended October 31, 2001, purchases and sales of securities, exclusive of short-term obligations, aggregated $60,437,744 and $58,723,880 (including $33,389,130 and $36,053,544 of U.S. government obligations), respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. The fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 2001, fees pursuant to such plans amounted to $2,876, $9,952, $6,061 and $5,371 for Class A, Class B(1), Class B and Class C, respectively. For Class A, Class B, and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of October 31, 2001, there were $133,091, $273,094, and $226,553 for Class
A, Class B, and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $358 and $2,233, respectively, on sales of Class A shares of the fund during the year ended October 31, 2001, and that MetLife Securities, Inc. earned commissions aggregating $19,686 and $50 on sales of Class B(1) and Class C shares, and the distributor collected contingent deferred sales charges aggregating $4,006 on redemptions of Class B(1) shares, during the same period.

NOTE 6

At a meeting held on August 1, 2001, the Board of Trustees voted to liquidate the fund and to distribute the proceeds of such liquidation to the shareholders of the fund on or about December 14, 2001.

NOTE 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. At October 31, 2001, MetLife owned 50,737 Class A shares, 50,739 shares of each of Class B(1), Class B and Class C and 2,319,719 Class S shares of the fund.

These transactions break down by share class as follows:

                                                   YEAR ENDED OCTOBER 31
                                       -----------------------------------------------
CLASS A                                        2000                     2001
                                       -----------------------------------------------
                                        SHARES       AMOUNT      SHARES       AMOUNT
--------------------------------------------------------------------------------------
Shares sold .........................    12,693    $  131,310    118,857   $ 1,219,675
Issued upon reinvestment of:
  Dividends from net investment
    income ..........................        65           683      1,706        17,194
  Distributions from capital gains ..       113         1,136      1,624        16,386
Shares redeemed .....................       (19)         (194)   (52,637)     (541,078)
                                       --------    ----------    -------   -----------
Net increase ........................    12,852    $  132,935     69,550   $   712,177
                                       ========    ==========    =======   ===========

CLASS B(1)                              SHARES       AMOUNT      SHARES       AMOUNT
--------------------------------------------------------------------------------------
Shares sold .........................    16,665    $  173,109     67,122   $   690,667
Issued upon reinvestment of:
  Dividends from net investment
    income ..........................       125         1,198      1,536        15,448
  Distributions from capital gains ..       113         1,136      1,742        17,542
Shares redeemed .....................        --            --    (11,864)     (121,762)
                                       --------    ----------    -------   -----------
Net increase ........................    16,903    $  175,443     58,536   $   601,895
                                       ========    ==========    =======   ===========

CLASS B                                 SHARES       AMOUNT      SHARES       AMOUNT
--------------------------------------------------------------------------------------
Shares sold .........................     1,526    $   15,886     12,171   $   125,052
Issued upon reinvestment of:
  Dividends from net investment
    income ..........................         4            44        236         2,392
  Distributions from capital gains ..       113         1,136      1,233        12,416
Shares redeemed .....................        --            --     (8,019)      (78,779)
                                       --------    ----------    -------   -----------
Net increase.........................     1,643    $   17,066      5,621   $    61,081
                                       ========    ==========    =======   ===========

CLASS C                                 SHARES       AMOUNT      SHARES       AMOUNT
--------------------------------------------------------------------------------------
Shares sold .........................       940    $    9,809      1,386   $    14,560
Issued upon reinvestment of:
  Dividends from net investment
    income ..........................         6            61         76           769
  Distributions from capital gains ..       113         1,136      1,263        12,718
Shares redeemed .....................        --            --     (1,426)      (14,800)
                                       --------    ----------    -------   -----------
Net increase.........................     1,059    $   11,006      1,299   $    13,247
                                       ========    ==========    =======   ===========

CLASS S                                 SHARES       AMOUNT      SHARES       AMOUNT
--------------------------------------------------------------------------------------
Shares sold .........................    80,688    $  830,392    149,075   $ 1,542,297
Issued upon reinvestment of:
  Dividends from net investment
    income ..........................    28,058       286,775     31,760       320,922
  Distributions from capital gains ..     7,007        70,420     69,171       697,934
Shares redeemed .....................  (403,206)   (4,136,865)  (159,696)   (1,624,152)
                                       --------    ----------    -------   -----------
Net increase (decrease) .............  (287,453)  ($2,949,278)    90,310   $   937,001
                                       ========    ==========    =======   ===========
--------------------------------------------------------------------------------------

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                      CLASS A
                -----------------------------------------------------------------------------------------------------------
                                                                                           YEARS ENDED OCTOBER 31
                      NOVEMBER 1, 1996           SEPTEMBER 30, 1999          ----------------------------------------------
                     MARCH 27, 1997(a)           OCTOBER 31, 1999(a)                 2000(a)                      2001(a)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF YEAR ($)                 11.03                        10.12                          10.11                       10.42
                              -----                        -----                          -----                       -----
     Net investment
       income ($)              0.21                         0.04                           0.48                        0.38
    Net realized and
    unrealized gain on
    investments , foreign
    currency, forward
    contracts and futures
    contracts ($)              0.08                         0.05                           0.30                        0.20
                              -----                        -----                          -----                       -----
TOTAL FROM INVESTMENT
  OPERATIONS ($)               0.29                         0.09                           0.78                        0.58
                              -----                        -----                          -----                       -----
  Dividends from net
    investment income         (0.19)                       (0.10)                         (0.45)                      (0.52)
  Distributions
    from capital gains        (0.55)                          --                          (0.02)                      (0.25)
                              -----                        -----                          -----                       -----
TOTAL DISTRIBUTIONS ($)       (0.74)                       (0.10)                         (0.47)                      (0.77)
                              -----                        -----                          -----                       -----
NET ASSET VALUE,
  END OF YEAR                 10.58                        10.11                          10.42                       10.23
                              =====                        =====                          =====                       =====
Total return (%)(b)            2.67(c)                      0.89(c)                        7.85                        5.83

RATIOS/SUPPLEMENTAL DATA:
Net assets at
end of year ($ thousands)        --                          499                            649                       1,348
Expense ratio (%)*             1.15(d)                      1.15(d)                        1.18                        1.20
Expense ratio after expense
  reductions (%)*              1.15(d)                      1.15(d)                        1.18                        1.20
Ratio of net investment
  income to average net
  assets                       4.18(d)                      4.01(d)                        4.72                        3.63

Portfolio turnover rate      117.66                       209.77                         181.36                      188.99
*Reflects voluntary
 reduction of expenses of
 these amounts (%) (Note 3)    0.48(d)                      0.37(d)                        1.06                        1.50

                                                                        CLASS B(1)
                          ---------------------------------------------------------------------------------------------------
                                  SEPTEMBER 30, 1999
                                    (COMMENCEMENT                                  YEARS ENDED OCTOBER 31
                                   OF SHARE CLASS)              -------------------------------------------------------------
                                TO OCTOBER 31, 1999(a)                    2000(a)                            2001(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR ($)                      10.12                                10.10                             10.40
                                           -----                                -----                             -----
  Net investment income ($)*                0.03                                 0.41                              0.30
  Net realized and unrealized
    gain on investments,
    foreign currency, forward
    contracts and futures
    contracts ($)                           0.05                                 0.30                              0.20
                                           -----                                -----                             -----
TOTAL FROM INVESTMENT
  OPERATIONS ($)                            0.08                                 0.71                              0.50
                                           -----                                -----                             -----
  Dividends from net investment
    income ($)                             (0.10)                               (0.39)                            (0.46)
  Distribution from capital gains ($)         --                                (0.02)                            (0.25)
                                           -----                                -----                             -----
TOTAL DISTRIBUTIONS ($)                    (0.10)                               (0.41)                            (0.71)
                                           -----                                -----                             -----
NET ASSET VALUE, END OF YEAR ($)           10.10                                10.40                             10.19
                                           =====                                =====                             =====
Total return (%)(b)                         0.79(c)                              7.11                              5.00

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of
year ($ thousands)                           499                                  690                             1,272
Expense ratio (%)*                          1.90(d)                              1.90                              1,90
Expense ratio after reductions (%)*         1.90(d)                              1.90                              1.90
Ratio of net investment income
  to average net assets (%)*                3.26(d)                              4.01                              2.94
Portfolio turnover rate (%)               209.77                               181.36                            188.99
* Reflects voluntary
  reduction of expenses per
  share of these amounts (%)
  (Note 3)                                  0.37(d)                              1.06                              1.50
------------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.
(c) Not annualized.
(d) Annualized.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                    CLASS B
                    ---------------------------------------------------------------------------------------------------
                            SEPTEMBER 30, 1999
                              (COMMENCEMENT                                  YEARS ENDED OCTOBER 31
                             OF SHARE CLASS)              -------------------------------------------------------------
                          TO OCTOBER 31, 1999(a)                    2000(a)                            2001(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR ($)                10.12                               10.10                            10.41
                                       -----                               -----                            -----
  Net investment income ($)*            0.03                                0.41                             0.31
  Net realized and unrealized
    gain on investments, foreign
    currency, forward contracts and
    futures contracts ($)               0.05                                0.30                             0.19
                                       -----                               -----                            -----
TOTAL FROM INVESTMENT OPERATIONS ($)    0.08                                0.71                             0.50
                                       -----                               -----                            -----
  Dividends from net investment
    income ($)                         (0.10)                              (0.38)                           (0.46)
  Distributions from capital
    gains ($)                             --                               (0.02)                           (0.25)
                                       -----                               -----                            -----
TOTAL DISTRIBUTIONS ($)                (0.10)                              (0.40)                           (0.71)
                                       -----                               -----                            -----
NET ASSET VALUE, END OF YEAR ($)       10.10                               10.41                            10.20
                                       =====                               =====                            =====
Total return (%) (b)                    0.79(c)                             7.16                             4.96

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  ($ thousands)                          499                                 532                              578
Expense ratio (%)*                      1.90(d)                             1.90                             1.90
Expense ratio after expense
  reductions (%)*                       1.90(d)                             1.90                             1.90
Ratio of net investment income to
  average net assets (%)*               3.26(d)                             4.00                             2.96
Portfolio turnover rate (%)           209.77                              181.36                           188.99
* Reflects  voluntary
  reduction of  expenses
  of these amounts (%) (Note 3)         0.37(d)                             1.06                             1.50

                                                                    CLASS C
                    ---------------------------------------------------------------------------------------------------
                            SEPTEMBER 30, 1999
                              (COMMENCEMENT                                  YEARS ENDED OCTOBER 31
                             OF SHARE CLASS)              -------------------------------------------------------------
                          TO OCTOBER 31, 1999(a)                    2000(a)                            2001(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR ($)                10.12                               10.10                            10.41
                                       -----                               -----                            -----
  Net investment income ($)*            0.03                                0.41                             0.31

  Net realized and unrealized gain
    on investments, foreign currency,
    forward contracts and futures
    contracts ($)                       0.05                                0.30                             0.19
                                       -----                               -----                            -----
TOTAL FROM INVESTMENT OPERATIONS ($)    0.08                                0.71                             0.50
                                       -----                               -----                            -----
  Dividends from net investment
    income ($)                         (0.10)                              (0.38)                           (0.46)
  Distributions from capital
    gains ($)                             --                               (0.02)                           (0.25)
                                       -----                               -----                            -----
TOTAL DISTRIBUTIONS ($)                (0.10)                              (0.40)                           (0.71)
                                       -----                               -----                            -----
NET ASSET VALUE, END OF YEAR ($)       10.10                               10.41                            10.20
                                       =====                               =====                            =====
Total return (%) (b)                    0.79(c)                             7.16                             4.94

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
  thousands)                             499                                 525                              528
Expense ratio (%)*                      1.90(d)                             1.90                             1.90
Expense ratio after expense
  reductions (%)*                       1.90(d)                             1.90                             1.90
Ratio of net investment income to
  average net assets (%)*               3.26(d)                             4.00                             2.99

Portfolio turnover rate (%)           209.77                              181.36                           188.99
* Reflects voluntary reduction of
  expenses of these amounts (%)
  (Note 3)                              0.37(d)                             1.06                             1.50
-----------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.
(c) Not annualized.
(d) Annualized.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
-------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                        CLASS S
                           ----------------------------------------------------------------------------------------------------
                                                                YEARS ENDED OCTOBER 31
                           ----------------------------------------------------------------------------------------------------
                                    1997(a)              1998(a)              1999(a)              2000(a)             2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR ($)                           10.93                11.32                10.92                10.11               10.43
                                      -----                -----                -----                -----               -----
  Net investment income ($)*           0.49                 0.47                 0.43                 0.51                0.41
  Net realized and
    unrealized gain (loss)
    on investments,
    foreign currency,
    forward contracts and
    futures contracts ($)              0.95                 0.42                (0.12)                0.30                0.19
                                      -----                -----                -----                -----               -----
TOTAL FROM INVESTMENT
OPERATIONS ($)                         1.44                 0.89                 0.31                 0.81                0.60
                                      -----                -----                -----                -----               -----
  Dividends from net
    investment income ($)             (0.50)               (0.50)               (0.43)               (0.47)              (0.55)
  Distributions from
    capital gains ($)                 (0.55)               (0.79)               (0.69)               (0.02)              (0.25)
                                      -----                -----                -----                -----               -----
TOTAL DISTRIBUTIONS ($)               (1.05)               (1.29)               (1.12)               (0.49)              (0.80)
                                      -----                -----                -----                -----               -----
NET ASSET VALUE, END OF YEAR ($)      11.32                10.92                10.11                10.43               10.23
                                      =====                =====                =====                =====               =====
Total return (%)(b)                   14.11                 8.60                 2.84                 8.22                6.02

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  ($ thousands)                      38,501               36,236               31,291               29,284              29,641
Expense ratio (%)*                     0.90                 0.90                 0.90                 0.90                0.90
Expense ratio after
  expense reductions (%)*              0.90                 0.90                 0.90                 0.90                0.90
Ratio of net investment
  income to average net assets (%)*    4.47                 4.35                 4.07                 5.00                3.99
Portfolio turnover rate (%)          117.66               186.03               209.77               181.36              188.99
* Reflects voluntary
  reduction of expenses of
  these amounts (%) (Note 3)           0.48                 0.41                 0.37                 1.06                1.50
-----------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
AND THE SHAREHOLDERS OF STATE STREET RESEARCH
STRATEGIC INCOME PLUS FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Income Plus Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 6, the Board of Trustees voted to liquidate the fund on or about December 14, 2001.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2001

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

For the 12 months ended October 31, 2001, Class A shares of State Street Research Strategic Income Plus Fund returned 5.83% [without sales charge](2) That was less than the Lehman Brothers Aggregate Bond Index, which returned 14.56% over the same period.(1) The fund also underperformed the Lipper Flexible Income Funds Average, which returned 8.82% for the year.(1)

The fund's stock allocation was a drag on performance. Although it was slightly lower than its normal 30% allocation, the decline in the stock market was severe enough to have a significant negative impact on performance. The fund's investment in value stocks, which delivered positive returns for the year, helped performance. But it was not enough to fully offset the losses in large-cap growth and international stocks. Foreign stock markets were weak, and a decision to overweight Japanese stocks because we believed that a new prime minister offered hope for the ailing Japanese economy went unrewarded. When improvements failed to materialize, we reduced our investments in Japan.

Investments in airlines, hotels and insurance companies were hit hard by the events of September 11. We sold our position in AMR, the holding company for American Airlines, but held onto our investments in the other industries on the belief that they would rebound after the market had time to reevaluate their prospects. That strategy certainly paid off with General Re, an insurance company, as the stock's price rallied in October.

The U.S. bond portion of the portfolio benefited from a decision to increase investments in high-grade bonds. International bonds also contributed to performance as interest rates fell around the world, and the euro strengthened during the period.

October 31, 2001

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B
(1) or Class B share or 1% Class C contingent deferred sales charge, where applicable. Returns for the period from May 16, 1994 to March 27, 1997 reflect actual performance of the fund prior to the liquidation of outstanding Class A shares in 1997. Returns shown for all other periods, including periods prior to the reintroduction of Class A shares in 1999, reflect performance of Class S shares. Returns shown are for periods prior to the creation of the class in 1999. They reflect performance of Class S shares, adjusted for shareholder and annual fund operating expenses. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The S&P 500 Index (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a market-value-weighted index of U.S. government treasury and agency securities, corporate and yankee bonds. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index; results are for illustrative purposes only. Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would be lower.

                   CHANGE IN VALUE OF $10,000 BASED ON THE
                    S&P 500 INDEX AND THE LEHMAN BROTHERS
                   GOVERNMENT/CORPORATE BOND INDEX COMPARED
                  TO CHANGE IN VALUE OF $10,000 INVESTED IN
                          STRATEGIC INCOME PLUS FUND

Class A Shares

                    Strategic Income                            Lehman Brothers
                    Plus Fund                S&P 500 Index      Gov't/Corp Index
"Inception 5/94"     9425                    10000              10000
"10/94"              9532                    10544              10006
"10/95"             11039                    13328              11623
"10/96"             12203                    16537              12250
"10/97"             13913                    21846              13329
"10/98"             15109                    26654              14699
"10/99"             15538                    33494              14602
"10/00"             16758                    35530              15643
"10/01"             17735                    26687              18040


Class B(1) Shares

                    Strategic Income                            Lehman Brothers
                    Plus Fund                S&P 500 Index      Gov't/Corp Index
"Inception 5/94"    10000                    10000              10000
"10/94"             10125                    10544              10006
"10/95"             11755                    13328              11623
"10/96"             13027                    16537              12250
"10/97"             14865                    21846              13329
"10/98"             16143                    26654              14699
"10/99"             16585                    33494              14602
"10/00"             17764                    35530              15643
"10/01"             18654                    26687              18040


Class B Shares

                    Strategic Income                            Lehman Brothers
                    Plus Fund                S&P 500 Index      Gov't/Corp Index
"Inception 5/94"    10000                    10000              10000
"10/94"             10125                    10544              10006
"10/95"             11755                    13328              11623
"10/96"             13027                    16537              12250
"10/97"             14865                    21846              13329
"10/98"             16143                    26654              14699
"10/99"             16585                    33494              14602
"10/00"             17764                    35530              15643
"10/01"             18654                    26687              18040


Class C Shares

                    Strategic Income                            Lehman Brothers
                    Plus Fund                S&P 500 Index      Gov't/Corp Index
"Inception 5/94"    10000                    10000              10000
"10/94"             10125                    10544              10006
"10/95"             11755                    13328              11623
"10/96"             13027                    16537              12250
"10/97"             14865                    21846              13329
"10/98"             16143                    26654              14699
"10/99"             16585                    33494              14602
"10/00"             17764                    35530              15643
"10/01"             18651                    26687              18040


Class S Shares

                    Strategic Income                            Lehman Brothers
                    Plus Fund                S&P 500 Index      Gov't/Corp Index
"Inception 5/94"    10000                    10000              10000
"10/94"             10125                    10544              10006
"10/95"             11755                    13328              11623
"10/96"             13027                    16537              12250
"10/97"             14865                    21846              13329
"10/98"             16143                    26654              14699
"10/99"             16602                    33494              14602
"10/00"             17967                    35530              15643
"10/01"             19048                    26687              18040

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH FINANCIAL TRUST
--------------------------------------------------------------------------------

FUND INFORMATION                             OFFICERS                            TRUSTEES

STATE STREET RESEARCH                        RICHARD S. DAVIS                    RICHARD S. DAVIS
STRATEGIC INCOME PLUS FUND                   Chairman of the Board,              Chairman of the Board,
One Financial Center                         President and Chief Executive       President and Chief Executive
Boston, MA 02111                             Officer                             Officer, State Street Research &
                                                                                 Management Company
INVESTMENT ADVISER                           BRUCE A. EBEL
State Street Research &                      Vice President
Management Company                                                               BRUCE R. BOND
One Financial Center                         JOHN H. KALLIS                      Former Chairman of the Board,
Boston, MA 02111                             Vice President                      Chief Executive Officer and
                                                                                 President, PictureTel Corporation
DISTRIBUTOR                                  JOHN S. LOMBARDO
State Street Research                        Vice President
Investment Services, Inc.                                                        STEVE A. GARBAN
One Financial Center                         MARK A. MARINELLA                   Former Senior Vice President
Boston, MA 02111                             Vice President                      for Finance and Operations and
                                                                                 Treasurer, The Pennsylvania
SHAREHOLDER SERVICES                         JAMES M. WEISS                      State University
State Street Research                        Vice President
Service Center
P.O. Box 8408                                KENNARD WOODWORTH, JR.              DEAN O. MORTON
Boston, MA 02266-8408                        Vice President                      Former Executive Vice President,
1-87-SSR-FUNDS (1-877-773-8637)                                                  Chief Operating Officer and
                                             DOUGLAS A. ROMICH                   Director, Hewlett-Packard
CUSTODIAN                                    Treasurer                           Company
State Street Bank and
Trust Company                                EDWARD T. GALLIVAN, JR.
225 Franklin Street                          Assistant Treasurer                 SUSAN M. PHILLIPS
Boston, MA 02110                                                                 Dean, School of Business and
                                             FRANCIS J. MCNAMARA, III            Public Management, George
LEGAL COUNSEL                                Secretary and General Counsel       Washington University; former
Goodwin Procter LLP                                                              Member of the Board of Governors
Exchange Place                               DARMAN A. WING                      of the Federal Reserve System and
Boston, MA 02109                             Assistant Secretary and             Chairman and Commissioner of
                                             Assistant General Counsel           the Commodity Futures Trading
INDEPENDENT ACCOUNTANTS                                                          Commission
PricewaterhouseCoopers LLP                   SUSAN E. BREEN
160 Federal Street                           Assistant Secretary
Boston, MA 02110                                                                 TOBY ROSENBLATT
                                             AMY L. SIMMONS                      President,
                                             Assistant Secretary                 Founders Investments Ltd.

                                                                                 MICHAEL S. SCOTT MORTON
                                                                                 Jay W. Forrester Professor of
                                                                                 Management, Sloan School of
                                                                                 Management, Massachusetts
                                                                                 Institute of Technology

STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND           ------------------
One Financial Center                                            PRSRT STD
Boston, MA 02111-2690                                             AUTO
                                                            U.S. POSTAGE PAID
                                                              HOLLISTON, MA
                                                              PERMIT NO. 20
                                                           ------------------

QUESTIONS? COMMENTS?

E-MAIL us at:
     info@ssrfunds.com

VISIT us on the Internet at:
     www.ssrfunds.com

CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637)
     Hearing-impaired: 1-800-676-7876
     Chinese- and Spanish-speaking: 1-888-638-3193

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[logo] State Street Research



(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be accompanied or preceded by a current State Street Research Strategic Income Plus Fund prospectus.

When used after December 31, 2001, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp1202) SSR-LD                                 STP-2853-1201